UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
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Gentherm Incorporated
(Name of registrant as Specified In Its Charter)

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April 21, 2022
Dear Gentherm Shareholders:
We are pleased to welcome shareholders to attend our 2022 annual meeting on Thursday, June 2, 2022, at 8:30 a.m., Eastern Time. The annual meeting will be held in a virtual-only format to provide both easy access and a safe experience for shareholders and employees.
Looking back at 2021, our global teams faced a continuously challenging operating environment. The strong recovery in Automotive demand seen in late 2020 was disrupted in 2021 by volatile customer demand, supply shortages, material cost inflation and transportation challenges. The global healthcare system remained focused on addressing the COVID-19 pandemic, often at the expense of elective surgeries and the deferral of new technology investments. I’m proud to say that our talented Gentherm team demonstrated their resolve by successfully dealing with these challenges while continuing to deliver on our strategic plan to focus growth, realign our cost structure and bring innovative solutions to market.
Looking ahead, we would like to share what we are doing to position Gentherm for long-term profitable growth.
COMMITMENT TO OUR CUSTOMERS
AUTOMOTIVE
According to IHS Markit data, in 2021, light vehicle production increased 0.3% in North America, Europe, China, Japan, and Korea. In 2021, we continued to launch climate and comfort programs, battery performance solutions, hands-on-detection enabled steering wheel heaters and other electronics for our global OEM customers. This, along with increased adoption rates of climate and comfort solutions, enabled us to outperform in Automotive versus the key markets we serve in 2021.
Excluding the impact of foreign currency translation, our 13% increase in full-year organic Automotive revenue significantly outperformed light vehicle production in our key markets by approximately 1,300 basis points. We also secured $1.6 billion in Automotive awards in 2021, just shy of our all-time record which positions us well for further growth.
We continue to make great progress on ClimateSenseTM, our software-driven microclimate platform using an algorithm based on thermophysiology, which is a critical part of our long-term strategy. Winning our first ClimateSense production award in 2021 was a key milestone for Gentherm and our top priority remains the flawless launch of this award on an all-new 2024 model year electric vehicle with a global automaker. ClimateSenseTM continues to gain interest from global OEMs, as evidenced by a new development project with a third European OEM.
In Battery Performance Solutions, we have expanded beyond air-cooling and our PACE award winning thermal electric battery thermal management products for mild hybrid 48-volt lithium-ion batteries. We have now launched our high voltage cables, proprietary thin-foil battery heater, as well as wire-based and thin-foil cell connecting systems. Our growing portfolio of battery performance solutions help OEMs improve battery performance and extend longevity.
In 2021, we were again recognized by our customers for continuing to exceed their expectations. We were named a General Motors’ Supplier of the Year for the second consecutive year. This honor is given to one percent of GM’s global supply base. We were also named a top North American Supplier by Honda for a second year, where we were one of 61 suppliers out of a total of 743 to receive this award.
MEDICAL
Our Medical business saw slower growth in 2021 due to canceled elective surgeries and hospital access challenges by our sales force, particularly in the first half of the year. However, we continued to see strong global demand for our Blanketrol® III and Hemotherm® CE flagship products. New product offerings are also contributing to our growth. The introduction of the ASTOPADTM Patient Warming System is a strong proof point of how we leverage technology from our automotive business to provide advancements in patient temperature management in our medical business.
OUR FUTURE
OEM interest in transitioning from internal combustion engines to electrified engines has accelerated over the past year, with IHS Markit now forecasting electrified vehicle production to grow from 20% of global production in 2021 to 70% in 2030. As we continue to add innovative solutions to our portfolio, more electric vehicle manufacturers are now leveraging our solutions to enhance comfort while significantly improving energy efficiency and range. The proprietary technologies we introduced in 2021 include: ClimateSense™ Software and User Experience platform; FiberTherm™, our next generation carbon fiber seat heat technology; PilotSense™, the industry first, single layer steering wheel heat
Technology to the next degree™	www.gentherm.com

and Hands-on-Detection solution; Intelligent Neck Conditioning; Intelligent Micro-Thermal Module (i MTM®), our next generation Climate Controlled Seat Active solution; and our proprietary thin foil cell-connecting system with embedded cell-sensing.
BUILDING A WINNING CULTURE
We aspire to attract, develop, and retain results-driven, high-performance talent while we promote a safe work environment and a culture that values fairness, diversity, equity, inclusion, and belonging. We value the diverse opinions of our Board of Directors, senior leadership, and employees. One-third of the members of our Board of Director are female and 58% of our global workforce is female. 36% of all employees and 23% of leadership are racially and/or ethnically diverse. Our efforts to build an inclusive culture where we value our differences to positively impact the lives of our employees, customers and communities are further described in the accompanying proxy statement.
ADVANCING OUR PEOPLE, PLACES, AND PLANET
We are proud of the strides we continue to make in our sustainability journey. In 2021, we launched our first web-based sustainability system, supporting environmental data tracking and increased transparency of our progress against our environmental performance metrics and efficiency targets. While there is much work ahead as we grow our sustainability practices, our commitment to People, Planet, and Places guides our actions as we build positive, lasting impact for our employees, customers, and stakeholders.
BUILDING LONG-TERM SHAREHOLDER RETURNS
We have the right Board in place that is active in guiding Gentherm’s strategy, governance, and culture to ensure we continue to deliver significant long-term shareholder value. The Board has worked strategically to continue to refresh its membership to ensure it has diverse experiences, skills, backgrounds, and perspectives. During 2021, we appointed one new member, bringing the Board to nine directors with each of our three female directors serving as chair of a key Board committee.
With recent changes to the charters of our Board committees, our Nominating and Corporate Governance Committee is responsible for assisting the Board in overseeing the development and execution of the Company’s ESG strategy, including establishing appropriate performance goals and reviewing Company performance against such goals. The Compensation and Talent Committee changed its name from the Compensation Committee to better describe its broadened scope of responsibilities in recent years, including its oversight of the development, implementation and effectiveness of practices, policies and strategies regarding human capital management.
Our ability to perform well in 2021 was due to the commitment and tireless efforts of the entire Gentherm team to overcome challenges in the market and deliver on our mission to create and deliver extraordinary solutions that make meaningful differences in everyday life, by improving health, wellness, comfort and energy efficiency. While we expect continued industry headwinds in 2022, the momentum in new Automotive awards, along with expanding demand for our new technologies and our continued focus on productivity, position us well to deliver significant long-term shareholder value.
On behalf of the Board of Directors, we thank you for your continued investment and support of Gentherm. We respectfully request you to vote in accordance with our recommendations at the 2022 annual meeting.
Sincerely,

Phillip M. Eyler President and Chief Executive Officer	Ronald Hundzinski Non-executive Chair of the Board
Technology to the next degree™	www.gentherm.com

GENTHERM INCORPORATED
NOTICE OF 2022 ANNUAL MEETING OF SHAREHOLDERS
Our 2022 Annual Meeting of Shareholders will be held on Thursday, June 2, 2022, at 8:30 a.m., Eastern Daylight Time, in a virtual-only format at www.virtualshareholdermeeting.com/THRM2022, to conduct the following items of business:
>
To elect nine directors named in the accompanying proxy statement, each to serve for a one-year term until the 2023 annual meeting of shareholders and until a successor has been duly elected and qualified, or until such director’s earlier resignation, retirement or other termination of service.

>	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2022.
>	To approve (on an advisory basis) the compensation of our named executive officers.
>	To transact any other business that may properly come before the meeting or any postponement or adjournment of the meeting.
Only holders of our common stock at the close of business on April 8, 2022, the record date, are entitled to receive this notice and to attend and vote at the annual meeting.
We have elected to furnish proxy materials to you primarily through the Internet. On or about April 21, 2022, we intend to mail to our shareholders of record a Notice of Internet Availability of Proxy Materials containing instructions on how to access the accompanying proxy statement and our 2021 annual report to shareholders through the Internet and how to vote.
We have designed the format of the annual meeting to provide our shareholders with similar rights and opportunities to participate that they would have at an in-person meeting. You will be able to attend and participate in the annual meeting online, vote your shares electronically and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/THRM2022 and entering the 16-digit control number on your Notice of Internet Availability of Proxy Materials, proxy card or voting instruction card. A list of shareholders of record will also be available during the annual meeting on the meeting website. We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website, please call the technical support number that will be posted on the meeting log-in page.
By Order of the Board of Directors

Wayne Kauffman
Senior Vice President, General Counsel and Secretary
Northville, Michigan
April 21, 2022
Your vote is very important. Whether or not you plan to attend the meeting via live webcast, we urge you to vote promptly and save us the expense of additional solicitation. If you virtually attend the annual meeting, you may revoke your proxy in accordance with the procedures set forth in the proxy statement and vote online during the meeting.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD JUNE 2, 2022
The Notice of 2022 Annual Meeting of Shareholders, the accompanying Proxy Statement, and the 2021 annual report to shareholders are available at www.proxyvote.com.
Technology to the next degree™	www.gentherm.com

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
JUNE 2, 2022
Proxy Summary
This proxy summary does not contain all of the information that you should consider. You should read the entire proxy statement before voting. For more complete information regarding the 2021 performance of Gentherm Incorporated (the “Company” or “Gentherm”), review our 2021 annual report to shareholders.
Attend and Vote at Annual MeetinG
Meeting Date	Time	Virtual Location	Record Date
Thursday, June 2, 2022	8:30 a.m. Eastern Daylight Time	www.virtualshareholdermeeting.com/THRM2022	April 8, 2022
Please Vote Today
Your vote is important. Whether or not you plan to attend the 2022 annual meeting of shareholders (the “annual meeting”) via live webcast, we urge you to vote promptly to save us the expense of additional solicitation. Please carefully review the proxy materials and follow the instructions below to cast your vote on all of the proposals.
VOTING METHODS IN ADVANCE OF ANNUAL MEETING
Even if you plan to attend the annual meeting, please vote in advance. Make sure to have your notice, proxy card or voting instruction card and follow the instructions. If you are a record holder, you may vote using one of the following methods. If you are a beneficial owner, you may vote using one of the methods listed on your voting instruction card.
Online	By Phone	By Mail
www.proxyvote.com	1-800-690-6903	Request a printed copy of the proxy materials and complete, sign and return your proxy card
PROPOSALS, BOARD RECOMMENDATIONS AND REQUIRED VOTE
Proposal		Board Recommendation	Required Vote
1	Election of Directors	FOR each nominee	Plurality*
2	Ratification of Appointment of Ernst & Young LLP as Our Independent Registered Public Accounting Firm for 2022	FOR	Majority of votes cast
3	Advisory Vote on Named Executive Officer Compensation	FOR	Majority of votes cast
*
Notwithstanding that directors will be elected by a plurality of votes cast at the annual meeting, in the event any director nominee receives a greater number of votes “withheld” than votes “for” his or her election, our majority voting policy requires such director to promptly tender his or her resignation. The Board, upon recommendation of the Nominating and Corporate Governance Committee, will determine whether to accept such resignation offer.

1 | 2022 PROXY STATEMENT

Business Overview
Gentherm Incorporated is a global developer, manufacturer and marketer of innovative thermal management technologies for a broad range of heating and cooling and temperature control applications in the automotive and medical industries. Within the automotive industry, our products provide solutions for passenger climate comfort and convenience, battery thermal management and cell connecting systems. Within the medical industry our products provide patient temperature management solutions. Our automotive products can be found on vehicles manufactured by nearly all the major automotive manufacturers operating in North America and Europe, and several major automotive manufacturers in Asia. We operate in locations aligned with our major customers’ product strategies to provide locally enhanced design, integration and production capabilities. The Company is also developing a number of new technologies and products that are expected to enable improvements to existing products and to create new product applications for existing and new markets.
2021 Company Performance HighlightS
Highlights of Gentherm’s 2021 performance include(1):

(1)
Automotive new business awards represent the aggregate projected lifetime revenue of new awards provided by customers to Gentherm in the applicable period, with the value based on the price and volume projections received from each customer as of the award date. Although automotive new business awards are not firm customer orders, we believe that new business awards are an indicator of future revenue. New business awards are not projections of revenue or future business as of December 31, 2021, the date of this proxy statement or any other date. Customer projections regularly change over time and we do not update our calculation of any new business award after the date initially communicated. Automotive new business awards in 2021 also do not reflect, in particular, the impact of the COVID-19 pandemic and other macroeconomic challenges on future business. Revenues resulting from automotive new business awards also are subject to additional risks and uncertainties as described under “Forward-Looking Statements”.

Our sales are driven by the number of vehicles produced by the OEMs, which is ultimately dependent on consumer demand for automotive vehicles, our product content per vehicle, and other factors that may limit or otherwise impact production by us, our supply chain and our customers. In 2021, we achieved the highest cash flow from operations and Automotive revenue in the history of the Company. Further, we significantly outperformed actual light vehicle production in the Company’s key markets.
2 | 2022 PROXY STATEMENT

In 2021, the automotive industry experienced fluctuating demand and production disruptions related to supply chain challenges, facility closures, labor shortages, work stoppages and inflationary pressures, as a result of the COVID-19 pandemic and associated macroeconomic conditions. These broad-based operational and inflationary impacts negatively impacted the Company’s financial condition, results of operations and cash flows for 2021. In response to the global supply chain instability and inflationary cost increases, the Company took several actions to minimize any potential and actual adverse impacts by working closely with its suppliers and customers to monitor the availability of semiconductor microchips and other component parts and raw materials, customer vehicle production schedules and any other supply chain inefficiencies that may arise.
3 | 2022 PROXY STATEMENT

DIRECTOR NOMINEES – highly skilled, experienced and Diverse board
The Board of Directors of the Company (the “Board”) currently consists of nine directors. Following a review of the individual and aggregate qualifications, attributes, skills and experience of Board members, the Board has nominated all nine directors for re-election at the annual meeting. The Board believes that the director nominees will strongly position the Board to continue to collectively serve in the best interests of the shareholders and Company and fulfill the Board’s significant oversight roles and responsibilities.
All directors are elected annually and serve one-year terms until a successor has been duly elected and qualified or until such director’s earlier resignation, retirement or other termination of service. The following table provides summary information about our director nominees.
Name and Age	Director Since	Independent	Current Committee Memberships	Primary Occupation	Current Other Public Company Boards
Sophie Desormière 55	2012	Yes	> NCG (C) > Technology	> CEO of NAVYA	> Somfy S.A. > NAVYA
Phillip M. Eyler 51	2017	No	—	> President and CEO of the Company	> Sleep Number Corporation
Yvonne Hao 47	2016	Yes	> Audit > Compensation (C) > M&A	> Managing Director and Co-Founder of Cove Hill Partners	> CarGurus, Inc. > Flywire Corporation
David Heinzmann 58	2020	Yes	> Audit > M&A > Technology	> President, CEO of Littelfuse, Inc.	> Littelfuse, Inc.
Ronald Hundzinski (Chair) 63	2016	Yes	> Audit > M&A	> CFO and Executive Director, TI Fluid Systems	> TI Fluid Systems
Charles Kummeth 61	2018	Yes	> Compensation > M&A (C) > Technology	> President and CEO of Bio-Techne Corporation	> Bio-Techne Corporation
Betsy Meter 61	2021	Yes	> Audit (C)	> Former Managing Partner, Michigan KPMG LLP	—
Byron Shaw II 53	2013	Yes	> M&A > NCG > Technology (C)	> President of Byron Shaw LLC	—
John Stacey 56	2018	Yes	> Compensation > NCG	> EVP and CHRO, Harman International Industries, Inc.	> Powell Industries, Inc.
(C) Chair of Committee  M&A – Mergers and Acquisitions Committee NCG – Nominating and Corporate Governance Committee
4 | 2022 PROXY STATEMENT

The following matrix provides a high-level summary of the individual qualifications, attributes, skills and experience that our Director nominees contribute to our Board:

5 | 2022 PROXY STATEMENT

2021 named executive officer Compensation
At the annual meeting, the Board is asking our shareholders to provide advisory (non-binding) approval of the compensation of our named executive officers (“NEOs”) in 2021, as disclosed in this proxy statement, commonly known as a “say-on-pay” proposal. See “Compensation Discussion and Analysis” for detailed information regarding our compensation philosophy, objectives and design, our compensation-setting process and our executive compensation program components, as well as the decisions made for 2021 for NEOs.
2021 TARGET COMPENSATION – RENEWAL OF HISTORICAL PROGRAM, WITH CERTAIN ENHANCEMENTS
The Compensation and Talent Committee approved the following changes in 2021 to the NEO’s target compensation, as well as other material changes to the NEO compensation program:
BASE SALARY	> Reasonable base salary increases for continuing NEOs ranging from 3%-5%, effective April 2021, aligned with range of increases for other salaried employees
ANNUAL BONUS
> No changes to target bonus (as % of base salary) for continuing NEOs, except an increase for CEO from 100% to 115% of base salary based on the CEO’s strong performance and leadership, peer benchmarking and to further align total compensation with Company performance and shareholder interests
> Adopted 2021 Senior Level Bonus Plan, with a payout opportunity of 0% to 200% of target bonus
• Reverted to full year performance plan and metrics, consistent with pre-pandemic practice
• Use of historical bonus performance measures, revenue and Adjusted EBITDA
• For NEOs (excluding CEO), changed individual performance modifier to team performance modifier focused on objective Company strategic matters
• Payout of 100% of target bonus, including adjustments in accordance with policy and Committee negative discretion to balance interests of employees and shareholders

EQUITY AWARDS
> Increases in target grant value for CEO and CFO, reflecting benchmarking data and Company performance
> Continued emphasis of pay-for-performance program utilized since 2018
• 60% of target value delivered via PSUs, and added three-year cumulative Adjusted EBITDA as third performance metric; each with a payout opportunity of 0% to 200% of target PSUs
• 40% of target value delivered via RSUs

SEVERANCE
> In January 2021, implemented a discretionary severance plan for U.S.-based employees to provide financial assistance to help ease the burden that may result from involuntary termination of employment
> In March 2021, revised employment agreements and offer letters (“employment contracts”) with NEOs other than CEO to adopt provisions of severance plan to the extent not otherwise addressed

2021 EARNED COMPENSATION – IMPACTED BY SUPPLY CHAIN CHALLENGES
In 2021, we adopted the 2021 Senior Level Bonus Plan, which reverted to our historical approach of a full-year performance period with the performance goals of revenue and Adjusted EBITDA, equally weighted. In 2021, the Compensation and Talent Committee introduced a new team performance modifier for each NEO (excluding the CEO) based on objective company strategic goals relating to new business awards, new technology wins and diversity hires; in prior years, an individual performance modifier was used based on individual goals. This approach aligns the NEO payout modifier to key strategic, measurable objectives related to our long-term performance and vision, rather than applying individual and subjective objectives.
6 | 2022 PROXY STATEMENT

The Compensation and Talent Committee established the target performance goals aligned with the 2021 budget, within the range of analyst consensus and reflected significant growth over 2020 performance in March 2021, when the specific adverse impact of the supply chain challenges on the business and financial performance of the Company, as well as the automotive industry generally, was unforeseeable and largely outside of management’s control.
Overall, the Committee believes that the management team demonstrated strong performance during 2021 considering the notable headwinds, as evidenced under “Company Performance Highlights” above and the Company’s strong stock price performance in 2021. In consideration of the Company’s relative and overall performance, the Compensation and Talent Committee determined to adjust actual revenue and Adjusted EBITDA for the supply chain matters considered “unforeseeable items outside of management’s control” in accordance with its previously-disclosed objective bonus adjustment policy. The foregoing adjustments resulted in overall Company performance of 126.8% of target.
The Committee believes it is in the best interest of shareholders to reward and retain a high-performing management team, while also recognizing actual full-year results of operations, which impact shareholders, and as a result, used its negative discretion to limit the bonus payout to 100% of the target bonus

for all participants, including NEOs, to balance such performance with the ultimate results delivered that were impacted by broader economic factors.

COMPENSATION GOVERNANCE
What We Do		What We Don’t Do
>	Independent Compensation and Talent Committee and independent compensation consultant	>	No repricing/replacing underwater stock options and SARs
>	Annually evaluate peer group and review benchmarking and broad industry market data	>	Hedging, using derivatives and pledging prohibited
>	Objective Company performance metrics in cash and equity incentive plans, with metrics aligned with Company strategy and shareholders	>	No single-trigger change in control benefit for any NEO, except deferred compensation vesting
>	Utilize formal adjustment policy for incentive programs, and provide transparent disclosure on annual implementation	>	No excise tax gross-up benefits upon a change in control
>	Significant performance-based compensation with fixed payout caps, at-risk compensation and three-year performance period for long-term equity awards	>	No guaranteed bonuses, excluding inducement and new hire bonuses
>	Stock ownership guidelines applicable to our executive officers and directors, including recent enhancements	>	No changes to long-term performance metrics in outstanding equity awards and no one-time equity awards in spite of COVID-19 pandemic impact and supply chain challenges
>	Annual say-on-pay shareholder vote and shareholder outreach on compensation matters
>	Compensation and Talent Committee oversight to confirm no undue risk in compensation programs of the Company
>	Clawback policy for financial restatements applicable to executive officers
7 | 2022 PROXY STATEMENT

strong ComMITMENT TO GOVERNANCE FOR THE BENEFIT OF SHAREHOLDERS
Independence	Best Practices
>  Eight of nine directors are independent
>  Fully independent Board Committees
>  Independent, non-executive Chair of the Board
>  Average director tenure of 5 years
>  Regular executive sessions of independent directors
>  Committees authorized to hire independent advisors at Company expense

>  No classified board
>  No director overboarding
>  Three female directors (including one director who is also ethnically diverse). Three female directors (including one director who is also ethnically diverse) that are Chairs of key Board Committees
>  Significant Board oversight of strategy and risk management
>  Strong director meeting attendance
>  No related person transactions
>  Management and director succession planning

Accountability	Shareholder Rights
>  Plurality plus resignation policy for uncontested director elections
>  Highly refreshed Board with seven of nine directors new since 2016
>  Robust annual self-evaluation process for Board and Board Committees
>  Year-round shareholder engagement, including specific engagement on sustainability, human capital management and compensation matters

>  Shareholder right to call special meetings (25%)
>  No super-majority voting for amendments to organizational documents
>  No limitations on shareholder action by written consent
>  No dual class common stock
>  No poison pill

sUSTAINABILITY
Our sustainability efforts are based on three pillars: People, Planet, and Places.

People At Gentherm, our leaders treat employees with respect and provide a safe working environment. We provide career opportunities, development, support and more. People create our success.
Planet

We strive to minimize our environmental impact. Our product lineup reduces the environmental impact of automobiles through our innovative products and technologies, and we continue to improve our operations through more efficient use of resources and reduced emissions.

Places

As a global company, we strive to be a positive force in the communities where we operate. Our teams support an array of causes, including STEM education and training, provide financial support for local charities. Types of community involvement and support vary across our sites, based on local needs and culture.

8 | 2022 PROXY STATEMENT

Beginning in 2019, we significantly expanded our sustainability and social responsibility programs, which included forming our environmental, social, and governance (“ESG”) steering committee, strengthening Board oversight of sustainability and social responsibility matters by delegating specific oversight leadership to the Nominating and Corporate Governance Committee, and releasing in April 2020 our first Gentherm Sustainability Report covering the year ended December 31, 2019.
In 2020 and 2021, we expanded our public disclosures and further integrated the fundamental values underlying our sustainability efforts into our everyday business operations and future strategies. We established environmental targets to measure our performance in reducing our use of utilities and natural resources, and waste to landfills. See “Board Matters—Corporate Sustainability and Social Responsibility—Board Focus on Interests of Company and Key Stakeholders.” Our 2021 progress is more fully described in the Gentherm 2021 Sustainability Report, which is available on our website.
INDEX OF FREQUENTLY REQUESTED INFORMATION
Topic	Page	Topic	Page
Audit Fees	78	Human Capital Management	31
Board Leadership	20	Peer Group	57
CEO Pay Ratio	72	Proposals and Required Approvals	86
Clawback Policy	58	Risk Oversight	21
Director Attendance	23	Social Responsibility and Sustainability	31
Director Diversity, Age and Tenure	11	Stock Ownership Guidelines – Directors	57
Director Independence	19	Stock Ownership Guidelines – Officers	57
Director Qualifications	11	Succession Planning	23
Elements of Compensation	45	Target Pay Mix	46
Hedging and Pledging Policies	58
ADDITIONAL RESOURCES
Corporate Governance	Sustainability
>  Committee Charters
○ https://gentherm.gcs-web.com/charters
>  Code of Business Conduct and Ethics
>  Corporate Governance Guidelines
○ https://gentherm.gcs-web.com/corporate-
governance-guidelines-0
>  Insider Trading Policy
○ https://gentherm.gcs-web.com/policies-reports
> Sustainability Report ○ https://www.gentherm.com/en/esg > Anti-Bribery Policy > Conflict Minerals Policy > Human Rights Policy ○ https://gentherm.gcs-web.com/policies-reports
Investor Relations	Annual Meeting
> Investor Relations ○ https://gentherm.gcs-web.com/ > Press Releases ○ https://gentherm.gcs-web.com/press-releases	> Proxy Statement ○ www.proxyvote.com > Annual Report ○ https://gentherm.gcs-web.com/annual-reports
9 | 2022 PROXY STATEMENT

Proposal No. 1—Election of Directors
The Board currently consists of nine directors. The Board has re-nominated all of the directors, listed below.
Name	Age	Current Company Title
Sophie Desormière	55	Director
Phillip M. Eyler	51	President, Chief Executive Officer and Director
Yvonne Hao	47	Director
David Heinzmann	58	Director
Ronald Hundzinski	63	Director and Chair
Betsy Meter	61	Director
Charles Kummeth	61	Director
Byron Shaw II	53	Director
John Stacey	56	Director
At the 2021 annual meeting, each of our directors standing for election received over 98% of shareholder votes in favor of their re-election.
Each nominee meets the qualifications, attributes, skills and experience that the Board has established for continuing service on the Board. Further, we believe the combined attributes of the director nominees sufficiently address the Board’s need to oversee critical matters relevant to the Company's strategy and operations and strongly position the Board to continue to collectively serve in the best interests of the shareholders and Company.
All directors are elected annually and, upon election, will serve one-year terms until the 2023 annual meeting of shareholders and until a successor has been duly elected and qualified, or until such director’s earlier resignation, retirement or other termination of service. The Board has affirmatively determined that the director nominees, except Mr. Eyler, are independent under the applicable rules of the Nasdaq Global Select Market (“Nasdaq”).
Each nominee has consented to be listed in this proxy statement and agreed to serve as a director if elected by the shareholders. If any nominee becomes unable or unwilling to serve between the date of this proxy statement and the annual meeting, which we do not anticipate, then the Board may designate a new nominee. In that case, the persons named as proxies in the attached proxy card will vote for that substitute nominee (unless the proxies were previously instructed to withhold votes for the nominee who has become unable or unwilling to serve). Alternatively, the Board may reduce the size of the Board.

10 | 2022 PROXY STATEMENT

Board Diversity
The Company seeks to ensure the Board includes directors with diverse attributes and backgrounds and qualifications, skills and experience relevant to the Company’s business and strategy. Below is a breakdown of our director nominees by independence, tenure, age and gender and ethnic diversity:

BOARD DIVERSITY MATRIX (AS OF APRIL 21, 2022)
Total Number of Directors	9
Part I: Gender Identity	Female	Male	Non-Binary	Did Not Disclose Gender
Directors	3	6	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	1	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	2	5	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	None
Did Not Disclose Demographic Background	1
balance of knowledge, experience, attributes, skills and expertise to ensure the Board appropriately fulfills its oversight responsibilities
As part of the Board’s annual self-evaluation process and in connection with director nominations and candidate searches, the Nominating and Corporate Governance Committee reviews and makes recommendations to the Board, from time to time, regarding the appropriate skills and characteristics required of Board members in the context of the current make-up of the Board, the operations of the Company and the long-term interests of shareholders, as further discussed in this proxy statement.
Although specific qualifications for Board membership may vary from time to time, the minimum core qualities include (A) the highest ethical character, integrity and shared values with the Company, (B) loyalty to the Company and concern for its success and welfare, (C) sound business judgment, and (D) sufficient commitment and availability to carry out a director’s duties effectively. Listed below are
11 | 2022 PROXY STATEMENT

additional key skills and experience that we consider important for our directors to have in light of our current business and structure. The biographies of the director nominees set forth their specific qualifications, attributes, skills and experience that led to the Nominating and Corporate Governance Committee’s conclusion that each director nominee should continue to serve on the Board.
Director Recruitment and Board Refreshment

6

new independent directors joined since 2016

3

new financial experts

2

new female directors

3

female directors in leadership roles

1

new ethnically diverse director

2016	2 new directors
2017	1 new director
2018	2 new directors
2020	1 new director
2021	1 new director

Generally, the Nominating and Corporate Governance Committee will re-nominate incumbent directors who continue to satisfy the Nominating and Corporate Governance Committee’s criteria for membership on the Board, continue to make important contributions to the Board and consent to continue their service on the Board. If a vacancy on the Board occurs or the Board increases in size, the Nominating and Corporate Governance Committee will actively seek individuals that satisfy its criteria for membership on the Board. The Nominating and Corporate Governance Committee generally considers multiple sources for identifying and evaluating potential nominees, including referrals from our current directors and management.
The Nominating and Corporate Governance Committee will evaluate nominees recommended by shareholders against the same criteria that it uses to evaluate other potential nominees. Nominations by shareholders intending to run a director slate in opposition to Company nominees must be sent on a timely basis and otherwise in accordance with our Bylaws and other applicable law and regulations. Please refer to “Additional Information—Requirements for Submission of Shareholder Proposals and Nominations for 2023 Annual Meeting.” We did not receive any recommendations for director nominations from shareholders for the 2022 annual meeting.

12 | 2022 PROXY STATEMENT

DIRECTOR RECRUITMENT PROCESS
The Nominating and Corporate Governance Committee historically has appointed a Search Committee for carrying out the day-to-day activities of director recruiting, while such Committee remains in an oversight capacity and remains focused on overall director succession planning. The following director recruitment and succession planning process is designed to identify the highly qualified candidates in light of Company and Board needs and achieve desired composition:

DIRECTOR RECRUITMENT PROCESS

STRATEGIC PLANNING (NEW PROJECT INITIATED IN 2021):
Nominating and Corporate Governance Committee committed to ongoing work with a national search firm to address long-term recruiting and succession planning needs and alignment with Company strategy, and has initiated the creation of portfolio of potential candidates that will be regularly reviewed and updated (including focus on gender and ethnic diversity).

DIRECTOR PROFILE AND BOARD COMPOSITION:
Search Committee identifies desired qualifications, attributes, skills and experience that should be prioritized in near term to enrich the Board, and considers Company business and strategic needs and current Board composition (including age, tenure, gender and ethnicity).

CANDIDATE RECOMMENDATIONS:
Search Committee solicits recommendations from one or more global search firms using director profile and also considers recommendations from Board members and management. Search Committee evaluates any recommendations from shareholders during the year.

CANDIDATE REVIEW AND INTERVIEWS:
Search Committee and senior management review the qualifications, attributes, skills and experience of each proposed candidate and conducts interviews with leading candidates.

EVALUATION AND RECOMMENDATION:
Search Committee recommends one or more leading prospective candidates to the Board after an extensive and iterative evaluation process.

BOARD OF DIRECTORS REVIEW AND DECISION:
All or substantially all of Board interviews each recommended candidate and reviews his or her respective qualifications and overall suitability to the Board. Upon recommendation of the Nominating and Corporate Governance Committee of a specific candidate, the Board decides whether to concur with such recommendation and, if so, whether to appoint a candidate mid-year to fill a vacancy and/or nominate at the next annual meeting of shareholders.

ONBOARDING PLAN:
The Board Chair, with guidance from other directors, and senior management develop and deliver an onboarding plan for the candidate designed to familiarize the candidate with Board members and senior management, Board structure and operation, key corporate policies, the Company and its performance, corporate objectives and goals and long-term strategy, to be implemented upon appointment or election.

BOARD APPOINTMENT AND/OR SHAREHOLDER VOTE:
The Board may appoint the director to fill a mid-year vacancy for a term through the next annual meeting of shareholders, or the Company will submit such candidate as a director nominee and solicit a shareholder vote on all director nominees at the annual meeting.

13 | 2022 PROXY STATEMENT

2022 Director Nominee Backgrounds

Sophie Desormière
Chief Executive Officer of NAVYA
Age: 55
Director Since: 2012
Committee Memberships:
 > Nominating and Corporate Governance (Chair)
 > Technology
Other Public Boards Service (within last 5 years):
 > Somfy S.A. (2017-present)
 > NAVYA (2022-present)

Ms. Desormière is the Chief Executive Officer of NAVYA, an autonomous mobility systems company. Prior to joining NAVYA in 2022, Ms. Desormière served as the Chief Executive Officer of AALPS Capital, a private equity management company based in France. Immediately prior to joining AALPS Capital in 2018, Ms. Desormiére was General Manager Marketing and Sales and Senior Executive Vice President at Solvay, a Belgium-based developer of specialty chemicals, starting in 2010. Previously, Ms. Desormière spent 17 years in increasingly responsible positions at Valeo, an independent industrial group focused on the design, production and sale of components, integrated systems and modules for the automotive industry, including Research & Development Product Line Director, Branch Marketing Innovation Director, Group Product Marketing Director and Comfort Enhancement Domain Director.
Ms. Desormière was elected a member of the Board of publicly traded Somfy S.A. (Euronext Paris: SO) in 2017. Ms. Desormière is a graduate of the Ecole Nationale Supérieure de Chimie de Paris, the Institut de Formation du Caoutchouc and the Program for Management Development at Harvard Business School.

DIRECTOR QUALIFICATIONS
Ms. Desormière has broad experience in product planning, product development and market analysis. Her background in these areas assists the Company in its development of long-term product strategies. In addition, the skills Ms. Desormière has developed while working at and serving on the board of global companies with significant European operations enables her to provide key insight with respect to the Company’s integration of its worldwide operations.

	Senior Leadership Public Company Automotive Industry	Global Management Financial and Accounting
Phillip M. Eyler President and Chief Executive Officer Age: 51 Director Since: 2017 Other Public Boards Service (within last 5 years): > Sleep Number Corporation (2021-present)
Phillip Eyler is President and Chief Executive Officer of the Company. Mr. Eyler joined Gentherm in December 2017 and also serves on the Company’s Board. As President and CEO, Mr. Eyler leads more than 10,000 employees in 12 countries and is responsible for the strategic direction and operational leadership of the Company. Mr. Eyler joined Gentherm from Harman International Industries, Inc., a subsidiary of Samsung Electronics Co., Ltd. focused on connected technologies for automotive, consumer and enterprise markets, where he served as President of the Connected Car division from 2015 until 2017. Under his leadership, he oversaw the $3 billion division of more than 8,000 employees that was dedicated to developing integrated connected car systems encompassing infotainment, telematics, connected safety and cyber security solutions, among others. Throughout his 20-year career at Harman, Mr. Eyler served in a variety of leadership roles of increasing responsibility. He was Senior Vice President and General Manager of Harman’s Global Automotive Audio business from 2011 until 2015. Prior to leading the Global Automotive Audio business, Mr. Eyler was responsible for Harman’s North American Automotive business and led Harman’s North American and Asian manufacturing group. Mr. Eyler also serves as an independent board member for Sleep Number Corporation (Nasdaq: SNBR). Mr. Eyler received a Bachelor of Science degree in mechanical engineering from Purdue University and a Master of Business Administration from the Fuqua School of Business at Duke University.

DIRECTOR QUALIFICATIONS
Mr. Eyler’s extensive experience in the Automotive industry, our largest market, enables him to understand and manage our business. His prior leadership experience at a growing automotive supplier brings an important skill to our Board as we strive to continue to grow our various lines of business. Mr. Eyler’s familiarity with managing manufacturing operations also is critical to our Company. As the Chief Executive Officer, Mr. Eyler is responsible for our strategic direction and operational leadership, with extensive knowledge of the day-to-day operations of our business. Being our highest ranked officer, coupled with the managerial positions he previously held with other automotive-related companies, gives Mr. Eyler industry insight and leadership and executive management skills key to our performance.

	Senior Leadership R&D and Commercialization of Technologies Public Company	Automotive Industry Global Management Financial and Accounting
14 | 2022 PROXY STATEMENT

Yvonne Hao
Managing Director and Co-Founder of Cove Hill Partners
Age: 47
Director Since: 2016
Committee Memberships:
 > Audit
 > Compensation (Chair)
 > Mergers and Acquisitions
Other Public Boards Service (within last 5 years):
 > CarGurus, Inc. (2021-present)
 > Flywire Corporation (2021-present)

Ms. Hao has been a Co-Founder, Managing Director, and Advisor of Cove Hill Partners, an investment firm focused on investing in high quality consumer and technology businesses for the long term. Previously, she served as the COO and CFO of PillPack, a national e-commerce retail pharmacy, from January 2017 until June 2019. In the fall of 2018, she helped lead the sale and integration of PillPack to Amazon, and following the sale, she was responsible for shared operations across the PillPack/Amazon pharmacy. From 2008 to 2016, Ms. Hao held various positions at Bain Capital, including as an Operating Partner and as interim executive officer for various portfolio companies. At Bain, Ms. Hao was responsible for portfolio company performance, working closely with management of various Bain investment companies. She held the position of interim CEO or COO at several of these companies, including Gymboree and D&M Holdings. Prior to 2008, Ms. Hao worked at Honeywell in various positions starting in 2003 and at McKinsey & Company starting in 1997. Ms. Hao currently serves as a director on the Board of CarGurus, Inc. (Nasdaq: CARG), an automotive marketplace, and is on the Audit Committee. She also is a director of Flywire Corporation (Nasdaq: FLYW), a global fintech payments company, and is on the Compensation Committee. Previously, she was a director of publicly-traded Bombardier Recreational Products from 2011 until 2016. She has also served as a director of privately-held companies, including Gymboree and Consolidated Container Company. Ms. Hao holds a Bachelor of Arts from Williams College and a Master of Philosophy in Development Economics from Cambridge University.

DIRECTOR QUALIFICATIONS
Ms. Hao’s role as Managing Director and Co-Founder of Cove Hill Partners, as well as her roles as interim CEO, CFO and COO at other companies, provides her with expertise in executive management, strategic planning, operations and brand marketing. Ms. Hao’s experience at PillPack/Amazon offers a healthcare industry perspective on the Board as we look to grow our medical business. She also brings a unique institutional investor perspective resulting from her previous positions at Bain Capital, a global private equity and venture capital investment firm. Finally, Ms. Hao gained international business experience by managing a business expansion in Asia, where the Company has a significant presence with customers and manufacturing plants, and gained significant finance expertise through her recent position as a CFO and serving in various other positions. The Board has determined this qualifies her as an “Audit Committee financial expert” under SEC rules.

Senior Leadership Public Company Medical Industry	Global Management Financial and Accounting Human Resources
15 | 2022 PROXY STATEMENT

David Heinzmann
President, Chief Executive Officer of Littelfuse, Inc.
Age: 58
Director Since: 2020
Committee Memberships:
 > Audit
 > Mergers and Acquisitions
 > Technology
Other Public Boards Service (within last 5 years):
 > Littelfuse, Inc. (2017 to Present)

Mr. Heinzmann is President and Chief Executive Officer and a member of the Board of Directors of Littelfuse, Inc. (Nasdaq: LFUS), a global manufacturer of leading technologies in circuit protection, power control and sensing. He has served as President and Chief Executive Officer since 2017, leading the strategic direction, customer development and new product strategy of Littelfuse. He began his career with Littelfuse in 1985 as a manufacturing engineer and has held positions of increasing responsibility, including Vice President, Global Operations from 2007 to 2014 and Chief Operating Officer from 2014 to 2017. Mr. Heinzmann previously served on the Board of Directors of Pulse Electronics Corporation (OTC: PULS) from 2014 until its acquisition by Yageo Corporation in May 2018.
Mr. Heinzmann holds a bachelor’s degree in Mechanical Engineering from Missouri University of Science and Technology and is a graduate of Stanford Directors’ College at Stanford University Law School and AeA/Stanford Executive Institute at Stanford University Graduate School of Business.

DIRECTOR QUALIFICATIONS
As current President and Chief Executive Officer, and formerly as Vice President and General Manager, Automotive segment, and Vice President, Global Operations at Littelfuse, Inc., Mr. Heinzmann has extensive executive management and operational expertise, particularly in the automotive industry and regarding global manufacturing. In addition, as the Chief Executive Officer of a public company, he has expertise in strategic planning, risk management, public reporting considerations and public company governance.

	Senior Leadership Public Company Automotive Industry	Global Management Financial and Accounting
Ronald Hundzinski Chair of the Board Chief Financial Officer and Executive Director of TI Fluid Systems Age: 63 Director Since: 2016 Committee Memberships: > Audit > Mergers and Acquisitions
Mr. Hundzinski is currently the Chief Financial Officer and Executive Director of TI Fluid Systems, a position he was appointed to in January 2020. Mr. Hundzinski formerly served as the Executive Vice President of Finance for Tenneco Inc. (NYSE: TEN) from January 2018 to December 2019. From 2012 to 2018, Mr. Hundzinski served as the Executive Vice President and Chief Financial Officer of BorgWarner, Inc. From 2005 to 2012, Mr. Hundzinski served in BorgWarner’s finance department in positions of increasing responsibility, including as Controller from 2010 to 2011 and Treasurer from 2011 to 2012.
Mr. Hundzinski holds a Bachelor of Business Administration in finance from Western Michigan University and a Master of Business Administration from the University of Colorado.

DIRECTOR QUALIFICATIONS
Mr. Hundzinski’s deep experience as the Chief Financial Officer of multiple large, global automotive suppliers brings important practical experience to our Board. He understands the key operational, strategic and financial issues of the Company as an executive of public and private companies in the automotive industry, and he can provide unique, real-time advice on critical industry matters. Mr. Hundzinski also has significant finance and accounting expertise, and the Board has determined this qualifies him as an “Audit Committee financial expert” under SEC rules. His expertise and knowledge in our largest industry segment brings invaluable insight to our Board.

	Senior Leadership Public Company Automotive Industry	Global Management Financial and Accounting
16 | 2022 PROXY STATEMENT

Charles Kummeth
President and Chief Executive
Officer of Bio-Techne Corporation
Age: 61
Director Since: 2018
Committee Memberships:
 > Compensation
 > Mergers and Acquisitions (Chair)
 > Technology
Other Public Boards Service
(within last 5 years):
 > Bio-Techne Corporation (2013-present)
 > Sparton Corporation (2011-2019)

Mr. Kummeth has served as the President and Chief Executive Officer and a director of Bio-Techne Corporation (Nasdaq: TECH) since 2013. Prior to joining Bio-Techne, Mr. Kummeth served as President of Mass Spectrometry and Chromatography at Thermo Fisher Scientific Inc. and was President of the Laboratory Consumables Division from 2009 to September 2011. Prior to joining Thermo Fisher, he served in various roles during his 24-year career at 3M Corporation, most recently as the Vice President of the company's Medical Division from 2006 to 2008.
Mr. Kummeth served as a director of Sparton Corporation (NYSE: SPA) from 2011 to 2019, where he was most recently a member of the Compensation Committee. Mr. Kummeth received a Master of Science in Software Development and Design from the University of St. Thomas and a Master of Business Administration from the Carlson School of Business at the University of Minnesota. He is a graduate of the University of North Dakota, where he received a Bachelor of Science in Electrical Engineering.

DIRECTOR QUALIFICATIONS
Mr. Kummeth’s significant experience in the medical industry is important to our business as we seek to grow our medical business and introduce new medical products to the market. In addition, his leadership experience, including as President and Chief Executive Officer of a public company and as a director of multiple public companies, provides the Board with an important perspective on many topics, including governance, shareholder engagement and risk management.

	Senior Leadership R&D and Commercialization of Technologies Public Company	Medical Industry Global Management Financial and Accounting
Betsy Meter Former Managing Partner, Michigan KPMG LLP Age: 61 Director Since: 2021 Committee Memberships: > Audit (Chair)
Ms. Meter Ms. Meter served as Managing Partner, Michigan at KPMG LLP, a global firm that provides audit, tax and advisory services, from February 2018 until her retirement in December 2020. In this role, she led the strategic direction and growth of KPMG’s Detroit and Grand Rapids offices. She also served as the Partner-in-Charge of Audit for Michigan from 2013 to 2017, in addition to her role as an Audit Partner for 24 years where she gained extensive experience with operational, accounting, reporting and internal control issues, focused on Automotive OEMs and suppliers.
Ms. Meter currently serves on the Board of Directors for McNaughton-McKay Electric Company, VSP Global, Automotive Hall of Fame, and Oakland Family Services, Inc. She is a former board member of the Detroit Economic Club, Detroit Regional Chamber, Downtown Detroit Partnership, and the former chairperson of the Michigan Association of CPA’s. She holds a bachelor’s degree in Accounting from Michigan State University. She is a Certified Public Accountant (CPA) and received an Honorary Doctor of Law degree from Walsh College.

DIRECTOR QUALIFICATIONS
Ms. Meter has deep technical accounting expertise specifically in the automotive industry, as an Audit Partner for 24 years focused on Automotive OEMs and suppliers. As Managing Partner, Michigan, she has significant senior leadership experience and managed a substantial team at KPMG. The Board has determined that she is an “Audit Committee financial expert” under SEC rules.

	Senior Leadership Automotive Industry	Global Management Financial and Accounting
17 | 2022 PROXY STATEMENT

Byron Shaw II
President of Byron Shaw LLC
Former Managing Director of the Silicon Valley Office for General Motors
Age: 53
Director Since: 2013
Committee Memberships:
 > Nominating and Corporate Governance
 > Mergers and Acquisitions
 > Technology (Chair)

Dr. Shaw has been the President of Byron Shaw LLC, a consulting firm providing diligence, strategy and execution advisory services focusing on automotive technology and related services, since 2012. From 2006 to 2012, Dr. Shaw worked at General Motors in various positions, most recently as Managing Director of the Silicon Valley Office for General Motors and General Motors Ventures LLC. From 1998 to 2003, he worked at BMW in various positions, including Principal Technology Engineer and Manager of Advanced Technology.
Dr. Shaw currently serves on the board of directors or advisory board of several privately-held companies, including Smalltech LLC, Project Renovo, Qualia Networks, Autotech Ventures, Up Shift Cars and Rotary Wing Engine. Dr. Shaw received Bachelor of Science degrees and a Master of Science in Mechanical Engineering from the Massachusetts Institute of Technology and a Ph.D. in mechanical engineering/controls from University of California, Berkeley.

DIRECTOR QUALIFICATIONS
Dr. Shaw’s extensive experience in the automotive industry and in advanced technologies enables him to provide key insight on improvements in our existing products. His technical expertise has also been critical to the Company’s development of new products for other markets as well as overseeing the evaluation of technologies and products to consider for acquisition.

Senior Leadership R&D and Commercialization of Technologies	Automotive Industry Global Management

John Stacey
Executive Vice President and Chief Human Resources Officer of Harman International Industries, Inc.
Age: 56
Director Since: 2018
Committee Memberships:
 > Compensation
 > Nominating and Corporate Governance
Other Public Boards Service (within last 5 years):
 > Powell Industries, Inc. (2022-present)

Mr. Stacey currently serves as the Executive Vice President and Chief Human Resources Officer of Harman International Industries, Inc., a subsidiary of Samsung Electronics Co., Ltd., a position he has held since 2008. Previously, Mr. Stacey served in various senior human resources positions with Anheuser-Busch InBev SA/NV from 1990 to 2008, including, most recently, as Vice President, People for InBev North America, InBev Central and Eastern Europe from 2005 through January 2008. Mr. Stacey currently serves as a director on the Board of Powell Industries, Inc. (Nasdaq: POWL).
Mr. Stacey received a Bachelor of Commerce from Memorial University of Newfoundland.

DIRECTOR QUALIFICATIONS
Mr. Stacey’s broad human resources experience in multi-national environments is extremely valuable, as we employ thousands of employees around the globe. His specific experience in the automotive industry provides insight and guidance for managing our workforce, enhancing the skills of our existing employees and cultivating new talent, including our increasing focus on human capital management. Additionally, Mr. Stacey has extensive background in executive compensation and pay-for-performance programs.

Senior Leadership Automotive Industry Public Company	Global Management Human Resources
18 | 2022 PROXY STATEMENT

A Board Substantially Consisting of Independent Directors
The Board recently undertook its annual review of director independence in accordance with the applicable rules of Nasdaq. The independence rules include a series of objective tests, including that the director is not employed by the Company and has not engaged in various types of business dealings with us. In addition, the Board is required to make a subjective determination as to each independent director that no relationship exists which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Consistent with these considerations, the Board has affirmatively determined that each of Ms. Desormière, Ms. Hao, Mr. Heinzmann, Mr. Hundzinski, Mr. Kummeth, Ms. Meter, Dr. Shaw and Mr. Stacey are independent under the applicable rules of Nasdaq. Mr. Eyler is employed by the Company and therefore is not an independent director.
Each member of the Audit Committee, the Compensation and Talent Committee, the Nominating and Corporate Governance Committee, the Mergers and Acquisitions Committee and the Technology Committee is independent under Nasdaq rules. In addition, the Board has affirmatively determined that the members of the Audit Committee and Compensation and Talent Committee qualify as independent in accordance with the additional independence rules established by the U.S. Securities and Exchange Commission (the “SEC”) and Nasdaq.
In making these determinations, the Board reviewed and discussed information provided by the directors with regard to each director’s business and personal activities as they may relate to us and our management. In particular, the Board considered Mr. Heinzmann’s role as Chief Executive Officer of Littelfuse, Inc., which is a supplier to the Company. In determining that Mr. Heinzmann satisfies the Nasdaq objective independence tests and that his independence was not otherwise impaired under the subjective criteria, the Board determined that the Company’s supply relationship with Littelfuse, Inc. would not interfere with Mr. Heinzmann’s exercise of independent judgment. In making this determination, the Board considered, among other things, that Littelfuse, Inc. supplies diodes to the Company under a routine, ordinary course supply arrangement, and that the Company selected Littelfuse, Inc. following a request for quotations process. Further, the Company’s payments for diodes manufactured by Littelfuse, Inc. (indirectly through distributors) were substantially below 1% of Littelfuse, Inc.’s consolidated gross revenue for each of the last three fiscal years.
19 | 2022 PROXY STATEMENT

Board Matters
The Board of Directors
GENERAL
The Board has general oversight responsibility for our affairs and, in exercising its fiduciary duties, the Board represents and acts on behalf of the shareholders. Although the Board is not responsible for our day-to-day management, it stays regularly informed about our business and provides oversight and guidance to our management through periodic meetings and other communications. The Board provides critical oversight in, among other things, our strategic planning process, leadership development and succession planning, risk management, as well as other functions carried out through the Board Committees as described below.
SIGNIFICANT INDEPENDENT BOARD LEADERSHIP
Mr. Eyler, the Company’s President and Chief Executive Officer, is responsible for the Company’s day-to-day operations and strategic leadership, and implementing those actions, policies and strategies approved by the Board. Mr. Hundzinski was appointed as a non-executive Chair of the Board as of the 2020 annual meeting following the retirement of the prior Chair. He presides at all Board and shareholder meetings, as well as Board executive sessions of the independent directors, and has the following additional responsibilities, among others:

20 | 2022 PROXY STATEMENT

The Board believes that, by separating the positions of Chair of the Board and Chief Executive Officer, the Board can provide significant leadership to management and strong oversight of key opportunities and risks impacting the Company. Further, the Committees consist solely of independent directors and provide significant oversight and leadership of key Board functions and considerations. The foregoing structure provides more time for the Chief Executive Officer to devote to managing the business and developing and implementing strategies.
The Board has a policy that if the Chair of the Board is not independent under the applicable rules of Nasdaq, the Board will appoint a Lead Independent Director with significant responsibilities.
Board and Committees Deeply Focused on Overseeing Risk Management
The Board oversees the Company’s risk management directly and through its Committees:
Full Board	>	General risk management oversight, including reputational risks, crisis management (such as the COVID-19 response and supply chain challenges), employee safety, product safety and quality controls
	>	Reviews and approves an annual business plan, including strategy and liquidity, reviews long-term strategy, and engages third parties that advise on internal and external competitive dynamics
	>	Reviews material risks and opportunities at each regular Board meeting
	>	Reviews business developments, business plan implementation, liquidity and financial results
	>	Oversees management succession planning
	>	Discusses the Compensation and Talent Committee’s recommendations for chief executive officer compensation in executive session
	>	Oversees capital spending, financings and cash management, as well as significant mergers, acquisitions and divestitures
	>	Interacts with senior business leaders, with access to other key employees
	>	Conducts focused sessions on emerging topics
	>	Directors available for shareholder engagement
Audit Committee	>
Oversees significant financial risk exposures (including credit, liquidity, legal, regulatory and other contingencies), accounting and financial reporting, the internal audit function, and the legal, regulatory and ethical compliance functions (including overseeing the ethics/whistleblower hotline)

>
Oversees disclosure controls and procedures, internal control over financial reporting, including any specific cybersecurity issues that could affect the adequacy of the Company’s internal controls, and internal controls related to ESG information in public disclosures

	>	Oversees the enterprise risk management process
	>	Regularly consults with our independent registered public accounting firm and internal audit function regarding risk management controls
	>	Reviews any material cybersecurity incidents and data breaches, and oversees the Company’s plans to mitigate cybersecurity and data privacy risks and respond to data breaches or ransomware
	>	Reviews and monitors the use of derivatives, including for foreign currency
	>	Monitors insurance and self-insurance policies
Compensation and Talent Committee	>	Responsible for executive officer compensation and its alignment with our shareholders, strategy and operations, including through peer group benchmarking
	>	Administers the performance evaluation with input from the independent directors and oversees evaluation of other executive officers
	>	Reviews compensation plans generally and the related incentives, risks and risk mitigation efforts (including key policies)
>
Increasing role in overseeing human capital management, including talent acquisition, succession planning, talent development and training, employee engagement, total rewards offerings, corporate culture and diversity, equity, inclusion and belonging

	>	Directors available for shareholder engagement on compensation matters
21 | 2022 PROXY STATEMENT

Nominating and Corporate Governance Committee	>
Oversees the Company’s governance policies (including the Corporate Governance Guidelines and Code of Business Conduct and Ethics), Board structure, leadership and independence, committee composition, and the annual self-evaluation process of the Board and its Committees

	>	Considers requisite director qualifications, attributes, skills and experience necessary for directors to oversee critical matters, including alignment with long-term strategy
	>	Oversees director onboarding process and continuing education and assists the Board in overseeing director succession planning
	>	Oversees the Company’s sustainability program and receives regular reports regarding the Company’s corporate social responsibility efforts
	>	Directors available for shareholder engagement on governance matters
Mergers and Acquisitions Committee	>	Oversees activities related to mergers, acquisitions, investments and dispositions, including strategy, implementation, integration and post-closing analysis
	>	Approves transactions or reviews and recommends to the Board for approval, subject to limitations of delegation of authority
Technology Committee	>	Oversees the development and use of technology in current and potential future products, including the long-term strategic goals of the Company’s research and development initiatives
	>	Assesses the Company’s risks associated with new product technology or significant innovations to existing product technology, including cybersecurity risks
DEVELOPMENT AND IMPLEMENTATION OF COMPANY STRATEGY
One of the most important activities of the Board and its Committees is to provide guidance and oversight to management regarding establishing, revising and implementing the Company’s long-term strategy. The Board receives updates from management and discusses various elements of the strategy at each Board meeting, and dedicates meetings periodically to focus solely on strategy. The Board also periodically discusses with members of management below the executive level the Company’s strategy and performance to inform its perspective on progress against the long-term strategy and ensure that it is able to perform its oversight responsibilities effectively. Further, the Board seeks recommendations from the Technology Committee related to the performance of the Company’s technology and related research and development in support of its overall business strategy. The Board also has engaged third parties that advise on internal and external competitive dynamics. The Company’s senior management team, consisting of the President and CEO and all of his direct reports, holds periodic meetings to review the Company’s strategy and the implementation thereof.
OVERSIGHT OF COVID-19 AND SUPPLY CHAIN CHALLENGES IN AUTOMOTIVE INDUSTRY
For a significant portion of the first half of 2020, substantially all of the Company’s major OEM and Tier 1 customers temporarily ceased or significantly reduced production as a result of restrictions that were requested or mandated by governmental authorities in response to the COVID-19 pandemic. As a result, substantially all of our manufacturing facilities either temporarily suspended production or experienced significant reductions in volumes during this period. Since the beginning of such impacts, the Board has received regular updates and been highly engaged with management. Board oversight has been focused on the matters most critical to the business throughout the pandemic, including management’s identification, management and risk mitigation of shifting trends and uncertainties in the automotive industry. Initially, the Board was highly focused on the Company’s efforts to ensure the health and safety of our employees and other stakeholders, the impact of the pandemic on our liquidity and the re-opening and/or ramp-up of our manufacturing facilities.
In 2021, the continuing impacts of COVID-19 impeded global supply chains of the automotive industry generally and the Company, resulting in longer lead times and delays in procuring component parts and raw materials, and in inflationary cost increases in certain raw materials, labor and transportation. During 2021, the Board has overseen management’s efforts to monitor customer vehicle production schedules and the availability of semiconductor microchips, other component parts and raw materials and other mitigation efforts.
22 | 2022 PROXY STATEMENT

ONGOING EVOLUATION OF SUSTAINABILITY FOCUS
See “Board Matters – Corporate Sustainability and Social Responsibility” for additional information regarding the Board’s oversight of sustainability.
CYBERSECURITY
Our Board and Audit Committee oversee our efforts related to information technology, data security and privacy matters, including related to capital expenditure projects, impacts of operational or strategic changes, internal controls, regulatory requirements, risk mitigation and incident response plans, as well as related cybersecurity insurance coverage. For example, in 2020, they oversaw our enhancements to our information security capabilities, in particular to address risks related to working from home. In 2021, they oversaw our implementation of system access enhancements, expanded internal testing, including mandatory cybersecurity training program for employees and tabletop exercises to test and further develop our incident response plan with our outside security and legal advisors.
SUCCESSION PLANNING AND TALENT MANAGEMENT PLANNING FOR THE COMPANY’S FUTURE
Our Board engages in an annual succession planning process to understand our readiness and the related transition risks for an unplanned loss or an imminent planned transition of one or more key employees. Additionally, the Board and Compensation and Talent Committee, through its oversight of human capital management, identifies the company’s high potential talent and oversee key strategies in talent attraction, development, and retention. The Board regularly reviews CEO succession planning with Mr. Eyler as well as in executive session, and the CEO provides quarterly reviews on each member of senior management, talent management related to succession planning for such roles, as well as potential sources of external candidates. The Board and its Committees regularly invite senior management to make presentations at meetings as well as meet with directors in an informal setting to allow directors to form a more complete understanding of each executive’s skill and character. Board members can further access management as they deem appropriate.
100% Director Attendance
The Board and its Committees meet throughout the year generally on a set schedule, and also hold special meetings and occasionally act by written consent as appropriate. The Board met six times in 2021. The independent directors hold regularly scheduled executive sessions to meet without management present. These executive sessions generally occur around regularly scheduled meetings of the Board. The independent directors also may hold additional meetings periodically as deemed necessary or appropriate.
All directors are expected to attend all meetings of the Board and of the Board Committees on which they serve. Each director serving in 2021 (as of and from the date he or she joined the Board and applicable Committees) attended 100% of the aggregate of all meetings of the Board and the Committees of which he or she was a member in 2021.
The Board has adopted a policy strongly encouraging directors to attend the Company’s annual meeting of shareholders. All current directors attended the 2021 annual meeting of shareholders.
23 | 2022 PROXY STATEMENT

substantial continuation of leadership and membership of Standing Committees of the Board, following significant refreshment in 2020
The Board has delegated various responsibilities and authority to Board Committees. Each Committee has regularly scheduled meetings and reports on its activities to the full Board. Each Committee operates under a written charter approved by the Board, which the applicable Committee and the Board review annually. Each charter is available on our website, www.gentherm.com, under the “Investor Relations – Corporate Governance” tab.
The table below sets forth the current membership for the Board Committees and the number of meetings held for each in 2021.
Director	Audit	Comp	M&A	NCG	Tech
Sophie Desormière
Yvonne Hao
David Heinzmann
Ronald Hundzinski
Charles Kummeth
Betsy Meter(1)
Byron Shaw II
John Stacey
2021 Meetings	9	4	2	4	4
Chair
Member
(1)	In January 2021, Ms. Meter was appointed to the Board and the Audit Committee and, in May 2021, replaced Mr. Hundzinski as Chair of the Audit Committee.
AUDIT COMMITTEE
The Audit Committee’s responsibilities include:
>	Sole authority for the appointment, retention, compensation and oversight of the work of our independent registered public accounting firm;
>
Providing general oversight of accounting, auditing and financial reporting processes, including reviewing the audit results and monitoring the effectiveness of internal control over financial reporting, disclosure controls and the internal audit function;

>	Reviewing our reports filed with or furnished to the SEC that include financial statements or results;
>
Reviewing prior to issuance any earnings release and any other public disclosures of the Company’s financial statements or financial guidance that includes materially new or revised financial information;

>	Monitoring compliance with significant legal and regulatory requirements, and other risks related to financial reporting and internal control over financial reporting;
>	Reviewing any reports made to the Company’s ethics/whistleblower hotlines;
>	Reviewing the control and enterprise risk management processes established to monitor significant financial, environmental, insurance, legal and other risks or exposures;
>	Monitoring our use of derivatives, including foreign currency; and
>	Monitoring insurance and self-insurance policies.
The responsibilities and activities of the Audit Committee are described in greater detail in “Audit Committee Report” and “Audit Committee Matters,” as well as in its charter.
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The Board has determined that each Audit Committee member has sufficient knowledge in reading and understanding financial statements to serve on the Audit Committee. The Board has further determined that three of the Audit Committee members, Ms. Hao, Ms. Meter and Mr. Hundzinski, qualify as “Audit Committee financial experts” in accordance with SEC rules.
COMPENSATION AND TALENT COMMITTEE
The Compensation and Talent Committee’s responsibilities include:
>	Approving the individual and corporate goals and objectives relevant to the compensation of the Company’s executive officers;
>	Evaluating the performance of the Chief Executive Officer and other executive officers, including with respect to established goals and objectives;
>
Approving the compensation of each executive officer, taking into account, among other things, such executive officer’s performance in light of those goals and objectives and the policies of the Committee;

>	Administering the incentive and equity plans of the Company, including approving equity grants for the executive officers;
>	Ensuring an appropriate mix of performance-based and at-risk compensation for executive officers;
>	Reviewing the Company’s compensation policies and practices for all employees, at least annually, regarding risk-taking incentives and risk management policies and practices;
>	Recommending or approving the non-employee director compensation program;
>	Overseeing the development, implementation and effectiveness of practices, policies and strategies regarding human capital management;
>	Overseeing management’s shareholder engagement on compensation and human capital management matters; and
>
Reviewing compensation disclosures in the Company’s proxy statement and other reports filed with or furnished to the SEC, and producing a report of the Compensation and Talent Committee to be included therein.

The Compensation and Talent Committee changed its name in February 2022, from the Compensation Committee, to better describe its broadened scope of responsibilities in recent years.
The Compensation and Talent Committee also has the sole authority to engage outside advisors and to establish the terms of such engagement. The Compensation and Talent Committee may form and delegate its authority to subcommittees as appropriate. The responsibilities and activities of the Compensation and Talent Committee are described further in “Compensation Discussion and Analysis,” as well as in its charter.
Role of Management. The Compensation and Talent Committee regularly receives significant input from management with respect to the Company’s executive compensation program. See “Compensation Discussion and Analysis” for further information.
Role of Compensation Consultant. The Compensation and Talent Committee has the sole authority to engage outside advisors and establish the terms of their engagement, including compensatory fees. In connection with any engagement, the Compensation and Talent Committee reviews the independence of each outside advisor, based on the factors specified by Nasdaq as well as any other factors it deems appropriate, and any conflicts of interest raised by the work of the outside advisor.
The Compensation and Talent Committee determined to re-engage ClearBridge Compensation Group, LLC (“ClearBridge”) in 2021, its compensation consultant since 2018. See “Compensation Discussion and Analysis” for further information. The Compensation and Talent Committee’s determination to engage ClearBridge and approve the terms of their engagement was made independently from the Company’s management. Upon engagement and consistent with historical practice, the Compensation and Talent Committee worked with management to determine the compensation consultant’s responsibilities and direct its work product, although the Compensation and Talent Committee was responsible for the formal approval of the work plan. During 2021, ClearBridge received no compensation for other services provided to the Company, and the Compensation and Talent Committee has determined there are no conflicts of interest raised by the work of ClearBridge.
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NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
The Nominating and Corporate Governance Committee’s responsibilities include:
>	Evaluating the current directors, as well as any candidates nominated or recommended by shareholders, and recommending the nomination of directors for election or appointment;
>	Developing a pool of potential director candidates to recommend to the Board in the event of a vacancy on the Board or to enhance the Board;
>
Exercising general oversight over corporate governance policy matters of the Company, including annual review of the Code of Business Conduct and Ethics and developing, recommending proposed changes to, and monitoring compliance with, the Corporate Governance Guidelines;

>	Reviewing and recommending appropriate changes to the Company’s charter documents and key governance policies on a periodic basis, and overseeing compliance with such policies;
>	Overseeing the annual self-evaluation process of the Board and its Committees;
>	Reviewing director independence and Committee membership requirements;
>	Reviewing shareholder proposals regarding nomination or appointment of directors or ESG matters, and overseeing management’s shareholder engagement on related matters;
>
Overseeing and reviewing the Company’s development and implementation of programs related to matters of corporate responsibility and sustainability, including addressing short- and long-term trends and impacts to the Company’s business from ESG issues;

>
Assisting the Board in overseeing the development and execution of the Company’s ESG strategy, including establishing appropriate performance goals and reviewing Company performance against such goals, and recommending to the Compensation and Talent Committee suitable ESG targets as a performance component of the bonus plan for substantially all of the Company’s executive officers; and

>	Reviewing certain governance disclosures and proposals in the Company’s proxy statement and other reports filed with or furnished to the SEC.
The responsibilities and activities of the Nominating and Corporate Governance Committee are described in detail in its charter.
TECHNOLOGY COMMITTEE
The Technology Committee’s responsibilities include:
>	Reviewing, evaluating and making recommendations regarding the Company’s technology roadmap, including research and development activities;
>	Monitoring the performance of the Company’s technology development in support of its overall business strategy;
>	Providing guidance and making recommendations to the Board regarding innovation or technology-related products, investments or acquisitions that require Board approval;
>	Reviewing with management certain new technologies and processes as well as industry and competitive trends that may impact the Company; and
>	Assessing the Company’s risks associated with new product technology or significant innovations to existing product technology.
The responsibilities and activities of the Technology Committee are described in detail in its charter.
MERGERS AND ACQUISITIONS COMMITTEE
The Mergers and Acquisitions Committee’s responsibilities include:
>	Reviewing the Company’s strategy regarding mergers, acquisitions, investments and dispositions at least annually;
>
Reviewing, approving or making recommendations to the Board to approve, as appropriate, proposed mergers, acquisitions, investments or dispositions involving a material amount of assets, a portion of any business or total estimated purchase price or investment (with “material” determined by the Board from time to time); and

>	Overseeing the post-closing integration and analyses of such transactions.
The responsibilities and activities of the Mergers and Acquisitions Committee are described in detail in its charter.
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Corporate Governance
The Board and management are committed to responsible corporate governance to ensure that we are managed for the benefit of our shareholders. To that end, the Board and management periodically review and update our corporate governance policies and practices and make changes, as appropriate.
A copy of the Board’s Committee charters, the Code of Business Conduct and Ethics and the Corporate Governance Guidelines are available on our website, www.gentherm.com, under the “Investor Relations – Corporate Governance” tab and will be sent to any shareholder, without charge, upon written request to Corporate Secretary, Gentherm Incorporated, 21680 Haggerty Road, Northville, MI 48167.
The Board has adopted the Corporate Governance Guidelines, which provide a structure for our directors and management to effectively pursue the Company’s objectives for the benefit of our shareholders. The Corporate Governance Guidelines address, among other things, Board and Committee structure, composition and procedures, director responsibilities, compensation and continuing education, and shareholder communications with the Board.
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INTERCONNECTED GOVERNANCE PROCESSES
The Board has established a thoughtful, interconnected governance process, with enhanced director succession planning and recruitment designed to ensure both short- and long-term strategic goals are met.

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MAJORITY VOTING POLICY FOR DIRECTORS – ENABLING THE BOARD TO FORMALLY REVIEW SHAREHOLDER CONCERNS
The Corporate Governance Guidelines provide that if any nominee for director receives a greater number of votes “withheld” from his or her election than votes “for” his or her election, then the applicable director must promptly tender his or her resignation, conditioned on Board acceptance, following certification of the shareholder vote. This policy does not apply when the number of individuals nominated for election exceeds the number of directors to be elected, including as a result of a proxy contest. The Board, upon recommendation of the Nominating and Corporate Governance Committee, will determine whether to accept such resignation offer. The Board will promptly publicly disclose in reasonable detail its decision and rationale regarding the acceptance or rejection of the resignation, as applicable. If a director’s resignation is accepted by the Board, the Board may either fill the resulting vacancy or decrease the size of the Board pursuant to our Bylaws.
MEANINGFUL ANNUAL SELF-EVALUATIONS OF BOARD AND COMMITTEES IMPACTING BOARD
FUNCTIONS

The Board is committed to an annual self-assessment process led by the Nominating and Corporate Governance Committee and may, from time to time, engage a third party with expertise to assist in an assessment process. Through its self-assessment process, the directors independently and collectively review Board and Committee performance, and identify areas where the Board functions effectively, and importantly, areas where the Board and Committees believe they can improve. The Board also considers trends in Board and Committee performance evaluations year over year, including in the context of evolving Board roles and responsibilities. Through the process, the Board and the Chairs of each Committee identify action plans for improvement and work to implement those plans, and drive completion of the plans through discussion and action in the closed sessions of the regular Board meetings.
NO DIRECTOR OVERBOARDING
The Board encourages directors to serve on additional public company boards because it provides valuable governance and leadership experience that ultimately benefits the Company. The Board also recognizes that public company board service requires a significant commitment of time and attention, and therefore limits the number of public boards a director can serve while a director of the Company.
Under the Corporate Governance Guidelines, directors who are active CEOs of other public companies may sit on no more than two additional outside public boards (including his/her own company board), and other non-employee directors may sit on no more than four additional outside public boards. Upon a change of a director’s principal occupation, the Nominating and Corporate Governance Committee considers whether the change will adversely impact the director’s ability to fulfill the obligations and expectations of such director, and recommends to the Board whether the director should continue to serve. These practices help ensure that our directors can give appropriate time and attention to the affairs of the Company. In addition, when nominating a director for service on the Board, the Nominating and Corporate Governance Committee considers whether the nominee will have adequate time to serve as a director. In making its determination to re-nominate all incumbent directors, the Board concluded that each director has demonstrated strong engagement and high attendance and has appropriate time to devote to the affairs of the Company.
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CODE OF BUSINESS CONDUCT AND ETHICS – ESTABLISHING KEY PRINCIPLES TO GUIDE EMPLOYEES AND DIRECTORS
The Board has adopted the Code of Business Conduct and Ethics, which sets out the basic principles to guide the actions and decisions of our employees, directors and officers, including our principal executive officer, principal financial officer and principal accounting officer. The Code of Business Conduct and Ethics addresses, among other things, ethical principles, insider trading, conflicts of interest, compliance with laws and confidentiality. Any amendments to the Code of Business Conduct and Ethics, or any waivers that are required to be disclosed by the rules of either the SEC or Nasdaq, will be posted on our website, www.gentherm.com, under the “Investor Relations – Corporate Governance” tab within four business days of any such amendment or waiver.
Corporate Sustainability and Social Responsibility – Board Focus on Interests of Company and Key Stakeholders
The Nominating and Corporate Governance Committee oversees the Company’s corporate sustainability and social responsibility programs through quarterly updates and discussions with management. The Board receives reports from Ms. Desormière, Chair of the Nominating and Corporate Governance Committee, and discusses strategic matters related to ESG. The foregoing oversight is focused on:
>	Ensuring that Company strategy and objectives promote growth that is resilient and sustainable;
>	Understanding critical matters relevant to the Company’s key stakeholders, including shareholders, lenders, insurance underwriters, customers, suppliers and employees;
>	Reviewing the Company’s corporate disclosures of environmental, climate, human capital, community and governance-related information;
>
Ensuring that Company policies and procedures are developed or adapted to support the Company’s strategy, objectives and corporate disclosures surrounding corporate sustainability and social responsibility; and

>
Promoting Company achievement of objectives by linking personal performance objectives that impact the consideration of merit increases for certain members of the Company’s ESG steering committee to the Company’s sustainability and social responsibility strategy.

In April 2020, we released our first Gentherm Sustainability Report and initiated a formal process of reviewing our overall sustainability and social responsibility programs. Throughout 2020 and 2021, we further integrated the fundamental values underlying our sustainability efforts into our everyday business operations and future strategies.
The Company’s ESG steering committee consists of seven executive leaders and key employees across legal, human resources, operations and supply chain, environmental, health and safety, corporate strategy and investor relations, and sales, marketing and communications. The steering committee met seven times during 2021 to review our progress, consider and develop future goals and objectives and discuss strategies. Among our significant achievements during 2021, we expanded our renewable energy usage at three North American non-manufacturing sites to 100% renewable and committed $250,000 over five years to support the Project Green Light Detroit community program, an effort to improve community safety and grow local business. As described further below, we completed a global employee engagement survey of all employees with a strong participation rate, and we furthered our diversity, equity and inclusion efforts with leader training across the entire organization relating to unconscious bias and elevating diversity dialog. Our 2021 progress is more fully described in the Gentherm 2021 Sustainability Report, which is available on our website.
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Human Capital Management and Corporate Culture
BOARD OVERSIGHT
Our Board and Board Committees have a significant role in overseeing our human capital management and corporate culture, including:
>	Our Board provides oversight of our executive management talent acquisition and development, performance reviews, and succession planning;
>
Our Compensation and Talent Committee approves the compensation of our executive officers and provides increasing oversight on other human capital matters, including talent acquisition, succession planning, talent development and training, employee engagement, total rewards offerings, corporate culture and diversity, equity, inclusion (DE+I) and belonging. Our Compensation and Talent Committee also provides oversight of our total rewards offerings and conducts a yearly compensation risk assessment.

>	Our Audit Committee provides oversight for enterprise risk management, including labor and human capital risks.
>	Our Nominating and Corporate Governance Committee is responsible for overseeing the effectiveness of our governance and social responsibility policies, goals and programs.
The Board and Board Committees have access to key leaders and other key talent throughout the organization, primarily through participation in Board and Board Committee meetings, to assist its oversight role.
KEY HIGHLIGHTS
Gentherm’s human capital strategy focuses on building a strong talent pipeline, having a future-focused culture, building the capability of our teams and ensuring we provide a compelling employee value proposition. Gentherm’s Winning Culture Behaviors help shape our culture and our recognition programs. The behaviors are Customer Focus, Global Mindset, Performance & Accountability and Engagement & Inclusion.
Gentherm’s Human Capital goals have evolved to a more flexible, personal, employee value proposition since the onset of the pandemic to ensure we are aiding our employees in navigating through the blurred demands of work and life. We introduced a new flexible working guideline called “Locate for Your Day.”
In November 2021, we completed our first global engagement survey with a best-in-class response rate of 97%. The results of the survey, in addition to several new listening tools introduced in the last two years, help our managers continue to adapt and meet the needs of our workforce. In 2022, we are communicating our results with our employees and rolling out action plans by location and business unit to continue to enhance our culture and inspire a culture of feedback.
OUR EMPLOYEES
At Gentherm, our mission is to “create and deliver extraordinary thermal solutions that make meaningful differences in everyday life, by improving health, wellness, comfort and energy efficiency.” Our people are the foundation for making our mission come to life every day. Our global workforce creates a competitive advantage and operates in over 12 countries in 23 locations. Notable statistics as of December 31, 2021:
>	36% of our workforce resides in North America; 41% of our workforce resides in Europe; and 23% of our workforce resides in Asia.
>	Over 58% of our global workforce is Female.
>
Within the United States, over 36% of our employees self-disclose as racially or ethnically diverse. Over the last year we increased our diversity representation at the leadership level (Directors and Vice Presidents) by 3%.

31 | 2022 PROXY STATEMENT

DIVERSITY, EQUITY AND INCLUSION
Our Diversity, Equity and Inclusion Council has built strong momentum in 2021 with monthly engagement activities and enrichment programming promoting awareness and celebrating ethnic and underrepresented employees within Gentherm. Activities included inclusion trainings called “Elevate the Dialogue” to all global people leaders, educating team members on consistent standards, identifying feedback mechanisms to solve for conflict, and creating a culture that unites us all. We also trained our senior leaders to build awareness of unconscious bias. In 2021, our Senior Level Bonus Plan included a DE&I metric (diversity hires) as part of the team performance modifier focused on objective Company strategic matters applicable to the entire senior leadership team (except the CEO).
Our Mission: Embracing diversity inspires innovation. We are building an inclusive culture where we value our differences to positively impact the lives of our employees, customers and communities.

TOTAL REWARDS
Gentherm’s compensation and benefits programs are designed to attract and retain our employees in the locations where we compete for talent, consistent with employee positions, skill levels, experience, knowledge and geographic location.
>	We provide employee wages that are competitive and consistent with employee positions, skill levels, experience, knowledge and geographic location.
>
We align our executives’ and eligible employees’ annual bonus opportunity and long-term equity compensation with our shareholders’ interests by linking realizable pay with company financial and stock performance.

>	We implemented a discretionary severance plan for U.S.-based employees to provide financial assistance to help ease the burden that may result from certain involuntary terminations of employment.
>	We created a CEO Equity Award for non-executive managers and high performers to further create retention and alignment with shareholders’ interests through long-term ownership of the Company.
>	We are refreshing our overall compensation structure to ensure we are providing contemporary and equitable total rewards across our businesses.
TALENT DEVELOPMENT
Training underpins our focus on helping team members realize their full potential. Foundational leadership development programs ensure our people leaders are equipped to engage and lead in today’s complex business environment. In 2021, we trained over 600 leaders in our leadership development program called !MPACT. We expanded our training programs to provide on demand, flexible learning solutions for our global salaried workforce. We also introduced our Accelerator program in 2021. This year-long program gave our high-potential participants access to our executive leaders and concluded with a capstone presentation. In 2021, our employees participated in over 300,000 hours of training in safety, quality, leadership, competency skills, personal effectiveness and DE+I.
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Shareholder Engagement
Our management regularly engages with shareholders and prospective shareholders to understand their perspectives on the Company and our business. Management meets with shareholders during scheduled events and in private meetings held throughout the year. In addition, our Board and management are available to engage with our shareholders and other stakeholders. Our Board also receives regular feedback from management regarding investor sentiment, institutional investor voting and governance policies, and trends in stakeholder issues, which informs the Board’s ongoing evaluation of appropriate governance and other practices.
In late 2021 and early 2022, we reached out to shareholders owning over 67% of our outstanding common stock to give significant shareholders an opportunity for one-on-one discussions with representatives of our management team. From December 2021 to February 2022, our Senior Vice President of Strategy, Corporate Development and Investor Relations and our Senior Vice President & Chief Human Resources Officer, met with responsive shareholders who represented ownership of over 36% of our outstanding common stock as of December 31, 2021. Our shareholders expressed appreciation for our proactive engagement and open dialogue. We reported shareholder feedback to the full Board. The Board and management considered such feedback in developing our Board and Committee meeting agendas for 2022, shaping our focus to consider disclosure enhancements and compensation and governance improvements, review Board composition and identify our near-term environmental and social sustainability priorities.
Further, in September 2021, we engaged a third party to conduct an investor perception study. We use these studies to gauge ways to improve our shareholder communications, obtain insights into Company perceptions, identify significant value drivers and understand our shareholders’ capital deployment preferences.
Shareholder Communication with the Board
The Board values regular dialogue with our shareholders and welcomes shareholder feedback and perspectives. Shareholders wishing to send communications directly to the Board or to a specific director are asked to send those communications to Corporate Secretary, Gentherm Incorporated, 21680 Haggerty Road, Northville, MI 48167. Shareholders sending communications should clearly mark them as intended for delivery to the Board or to a specific director. Our corporate secretary has been instructed by the Board to screen each communication so received only for the limited purposes of ascertaining (A) whether the communication is indeed from a shareholder and (B) whether the communication relates to the Company. Our corporate secretary will promptly forward copies of all such communications that pass this limited screening to each director, in the case of communications to the entire Board, or to the particular director addressee.
If a shareholder’s communication to the Board involves or concerns our corporate secretary, or if a shareholder has another appropriate reason for communicating to the Board through a means other than through our corporate secretary, the shareholder should send the communication to the attention of either the Company’s President or the Chair of the Board, in either case at the address above. Any such communication should clearly state that it is a shareholder communication and the reason it was not delivered to our corporate secretary for further delivery to the Board.
Director Compensation
Our non-employee director compensation plan is intended to encourage non-employee directors to continue Board service, further align the interests of the Board and shareholders, and attract new non-employee directors with outstanding skills and qualifications. Directors who are employees or officers of the Company do not receive any additional compensation for Board service.
The Board has delegated to the Compensation and Talent Committee the responsibility, among other things, to review and make recommendations to the Board regarding any proposed changes to the non-employee director compensation program. The Compensation and Talent Committee typically reviews the non-employee director compensation program every other year. In connection with this review, the compensation consultant to the Compensation and Talent Committee provides analysis regarding market trends and benchmarking data.
33 | 2022 PROXY STATEMENT

2021 DIRECTOR COMPENSATION – SUBSTANTIAL CONTINUATION OF PRE-COVID PROGRAM DESIGN AND PAY LEVELS
The Compensation and Talent Committee reviewed non-employee director compensation for 2021 against peer group benchmarking data (using the same peer group used for NEO compensation), general industry data and related information presented by ClearBridge. ClearBridge noted that the compensation program aligned with market trends from a design perspective. However, the data indicated that the Company’s total non-employee director compensation was positioned between the 25th percentile and the 50th percentile of peers. Notwithstanding such benchmarking, the Compensation and Talent Committee approved limited changes to the Company’s non-employee director compensation for 2021 (effective as of May 20, 2021, the date of the 2021 annual meeting of shareholders) to reflect the combination of the Nominating Committee with the Corporate Governance Committee during 2020 and to provide an annual cash retainer for service on the Mergers and Acquisitions Committee, by:
>	Removing the compensation structure for the Nominating Committee (due to the combination of the Nominating Committee with the Corporate Governance Committee);
>	Increasing the annual cash retainer for Board service by $1,000 (the amount previously paid to each non-employee director for service on the Nominating Committee); and
>	Providing that the Chair and each member of the Mergers and Acquisitions Committee would receive an additional annual cash retainer of $10,000 and $5,000, respectively.
The following table sets forth the compensation program for non-employee directors in 2021.
	Jan 1 – May 19(1)	May 20 – Dec 31
	Value ($)
Annual cash retainer for Board service:
Chair of the Board	115,000	116,000
Lead Independent Director (if any)	80,000	81,000
Other non-employee directors	75,000	76,000
Annual cash retainers for Committee service:
Nominating Committee-Chair	5,000	―
Nominating Committee-members	1,000	―
Audit Committee-Chair	15,000	15,000
Compensation, Nominating & Corporate Governance, Technology and Mergers & Acquisitions Committees-Chair(2)	10,000	10,000
Audit, Compensation, Nominating & Corporate Governance, Technology and Mergers & Acquisitions Committees-member(2)	5,000	5,000
Annual equity retainer	100,000	100,000
(1)
In light of the impact of the COVID-19 pandemic, the Compensation and Talent Committee determined to pay all annual retainers to the non-employee directors for service from the 2020 annual meeting of shareholders to the 2021 annual meeting of shareholders entirely in the form of restricted stock, which awards were granted as of the 2020 annual meeting.

(2)	Revisions to Mergers & Acquisitions Committee were effective May 20, 2021.
Consistent with historical practice, the annual cash retainers were paid to all of our directors in advance immediately following the 2021 annual meeting of shareholders.
The restricted stock awards to existing directors were granted on the date of the 2021 annual meeting of shareholders. Ms. Meter, who was newly appointed to the Board in 2021, was granted a pro rata portion of the restricted stock award for Board service as of her initial appointment date. The number of shares of restricted stock granted to each non-employee director in 2021 was determined by dividing the target dollar value of each restricted stock award by the per share closing price of our common stock on the grant date. The equity retainer vests on the earlier of the first anniversary of the grant date or the date of the next annual meeting of shareholders.
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A director will forfeit their restricted stock in the event of termination of service as a non-employee director of the Company before the first anniversary of the grant date. However, vesting accelerates upon retirement, and the Compensation and Talent Committee may accelerate the vesting of all or a portion of the restricted stock at any time. During the restricted period, the restricted stock entitles the participant to all of the rights of a shareholder, including the right to vote the shares. Before the end of the restricted period, a participant may not sell, assign, pledge, or otherwise dispose of or hypothecate his or her restricted stock.
The Company does not provide any perquisites to directors, but does reimburse directors for out-of-pocket expenses incurred in attending Board and Committee meetings.
2021 DIRECTOR COMPENSATION TABLE
The table below sets forth the compensation of each non-employee director in 2021.
Name	Fees Earned or Paid in Cash ($)(1)(3)	Stock Awards ($)(2)(3)	Total ($)
Sophie Desormière	91,000	100,009	191,009
Yvonne Hao	96,000	100,009	196,009
David Heinzmann	91,000	100,009	191,009
Ronald Hundzinski	126,000	100,009	226,009
Charles Kummeth	96,000	100,009	196,009
Betsy Meter	91,000	100,009	191,009
Byron Shaw II	96,000	100,009	196,009
John Stacey	86,000	100,009	186,009
(1)	Reflects cash retainers for Board and Committee service from May 20 to December 31.
(2)
Reflects restricted stock awards granted under the 2013 Equity Plan. The amounts reported represent the grant date fair value of the restricted stock award, which is the closing trading price of a share of our common stock on the grant date multiplied by the number of shares subject to the award. The closing price per share of our common stock on the grant date, May 20, 2021, was $70.33. The Company does not pay fractional shares.

(3)
All annual retainers to the non-employee directors for service from the 2020 annual meeting of shareholders to the 2021 annual meeting of shareholders were paid entirely in the form of restricted stock, which awards were granted as of the 2020 annual meeting. We previously reported the grant date fair value of such awards in the 2020 Director Compensation Table included in the proxy statement for the 2021 annual meeting, and therefore such grant date fair value is excluded from this table.

At December 31, 2021, each non-employee director held 1,422 shares of unvested restricted stock.
DIRECTOR COMPENSATION LIMIT
The 2013 Equity Plan provides that the sum of any cash compensation for service as an outside director of the Company and the grant date fair value (determined in accordance with U.S. generally accepted accounting principles) of all equity awards for service as an outside director of the Company will not exceed $600,000 in any calendar year for any individual outside director.
RECENTLY ENHANCED DIRECTOR STOCK OWNERSHIP GUIDELINES
In February 2019, the Board adopted revised stock ownership requirements for the directors of the Company, executive officers and other designated employees to further the alignment of shareholders and such persons. In August 2021, we further amended our guidelines to, among other things, require that all persons covered by the guidelines must retain all shares that vest pursuant to equity awards granted by the Company until the ownership level is met. See “Compensation Discussion & Analysis—Compensation Policies—Recently Enhanced Stock Ownership Guidelines.”
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Executive Officers
The executive officers of the Company serve at the pleasure of the Board. The executive officers of the Company as of April 8, 2022 are as follows:
Name	Age	Title
Phillip M. Eyler	51	President and Chief Executive Officer
Matteo Anversa	50	Executive Vice President of Finance, Chief Financial Officer and Treasurer
Rafael Barkas	51	Senior Vice President, Global Operations and Supply Chain
Yijing Brentano	50	Senior Vice President of Strategy, Corporate Development and Investor Relations
Matt Fisch	53	Senior Vice President, Chief Technology Officer
Wayne Kauffman	52	Senior Vice President, General Counsel and Secretary
Barbara J. Runyon	51	Senior Vice President and Chief Human Resources Officer
Thomas Stocker	51	Senior Vice President and General Manager, Digital Interiors and Battery Performance Solutions and Managing Director of Europe
Jaymi Wilson	45	Senior Vice President of Global Sales, Marketing and Corporate Communications
Hui (Helen) Xu	46	Senior Vice President and General Manager, Climate and Comfort Solutions and Managing Director of Asia

Phillip Eyler is President and Chief Executive Officer of the Company. Mr. Eyler joined Gentherm in December 2017 and also serves on the Company’s Board. As President and CEO, Mr. Eyler leads more than 10,000 employees in 12 countries and is responsible for the strategic direction and operational leadership of the Company. Mr. Eyler joined Gentherm from Harman International Industries, Inc., a subsidiary of Samsung Electronics Co., Ltd. focused on connected technologies for automotive, consumer and enterprise markets, where he served as President of the Connected Car division from 2015 until 2017. Under his leadership, he oversaw the $3 billion division of more than 8,000 employees that was dedicated to developing integrated connected car systems encompassing infotainment, telematics, connected safety and cyber security solutions, among others. Throughout his 20-year career at Harman, Mr. Eyler served in a variety of leadership roles of increasing responsibility. He was Senior Vice President and General Manager of Harman’s Global Automotive Audio business from 2011 until 2015. Prior to leading the Global Automotive Audio business, Mr. Eyler was responsible for Harman’s North American Automotive business and led Harman’s North American and Asian manufacturing group. Mr. Eyler also serves as an independent board member for Sleep Number Corporation (Nasdaq: SNBR). Mr. Eyler received a Bachelor of Science degree in mechanical engineering from Purdue University and a Master of Business Administration from the Fuqua School of Business at Duke University.

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Matteo Anversa was appointed Executive Vice President of Finance, Chief Financial Officer and Treasurer in January 2019. Prior to joining Gentherm, Mr. Anversa served as Executive Vice President and Chief Financial Officer of Myers Industries, an international manufacturer of polymer-based material handling products and a distributor of tire repair and retread products, beginning in December 2016. At Myers Industries, he was responsible for driving cash flow, improving working capital, managing business restructuring and M&A activities, strengthening corporate controls and developing the Company’s IT strategy. Prior to Myers Industries, Mr. Anversa worked since 2013 at Fiat Chrysler Automobiles where he held executive management positions, including Vice President, Group FP&A Fiat Chrysler and Chief Financial Officer for Ferrari SpA where he helped prepare Ferrari for its initial public offering. Mr. Anversa began his career with General Electric where he held various leadership roles during his 16-year tenure. Mr. Anversa has served as a director of Gabelli Value for Italy (VALU) since March 2018, an Italian company listed on AIM Italia. Mr. Anversa holds a degree in Mechanical Engineering from the University of Parma, Italy.

Rafael Barkas was appointed Senior Vice President, Global Operations and Supply Chain in August 2019. Prior to this role, Mr. Barkas served as Vice President of Battery Thermal Management since October 2018. Mr. Barkas joined Gentherm from Magneti Marelli, a global automotive supplier, where he served as the Head of NAFTA Electronics from March 2018 to October 2018. In that role, he was responsible for leading sales, engineering, project management, purchasing, quality and manufacturing for Magneti Marelli's Electronics Business Line in NAFTA. Prior to Magneti Marelli, Mr. Barkas held various roles of increasing responsibility at Harman International Industries, Inc., a subsidiary of Samsung Electronics Co., Ltd., from September 2004 through March 2018. These roles included responsibility for growth and profitability. He was the Vice President of Operations for the Automotive Audio division, responsible for managing manufacturing and quality across seven sites in North America, China and Europe. Other roles at Harman included Vice President and General Manager of the Automotive Audio division in China, and Director of Business Development and Director of Supply Chain of the Automotive Audio division. Mr. Barkas holds a Bachelor of Science in Mechanical Engineering from New Jersey Institute of Technology and a Master of Business Administration from the Graziadio School of Business and Management at Pepperdine University.

Yijing Brentano was appointed Senior Vice President of Strategy, Corporate Development and Investor Relations in October 2021. She previously served as Senior Vice President, Investor Relations and Global Financial Planning and Analysis since June 2019. Prior to this role, Ms. Brentano served as the Senior Vice President of Investor Relations and Communications since February 2018. Before joining Gentherm, Ms. Brentano served as the Vice President of Investor Relations and Corporate Strategy at Harman International Industries, Inc., a subsidiary of Samsung Electronics Co., Ltd., from 2015 to 2017. Prior to that, she spent 17 years at Sprint Corporation in multiple executive positions, including Vice President of Strategic Initiatives and Mobile Health, General Manager of International Wholesale, Vice President of Investor Relations and business unit CFO roles. Ms. Brentano started her career at Ernst & Young and is a Certified Treasury Professional. She holds a Bachelor of Science from the University of Kansas and a Master of Business Administration from the University of Chicago Booth School of Business.

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Matt Fisch was appointed Senior Vice President, Chief Technology Officer in April 2020. Mr. Fisch came to Gentherm from North American Bancard, a payments technology company, where he served as Executive Vice President and CTO of Hospitality Services since October 2019. Prior to joining North American Bancard, Mr. Fisch came from Verifone, a global leader in payments and commerce solutions, where he served as the Executive Vice President of Global R&D for Verifone from August 2018 to October 2019 and Senior Vice President of Global Engineering for Verifone since May 2016. At Verifone, he led research and development for all product lines, including hardware application and cloud software services. Prior to Verifone, he was the Vice President of R&D for Harman International Industries, Inc.’s lifestyle division from 2014 to 2016, where he led the global R&D organization that was responsible for developing Harman’s car audio business for North America, Europe, China, Japan and Korea. Prior to joining Harman, Mr. Fisch had a 22 year career at Intel Corporation where he held positions of increasing responsibility in Engineering. Mr. Fisch holds a Master of Engineering in Computer Engineering, and a Bachelor of Science in Electrical Engineering, both from Cornell University.

Wayne Kauffman was appointed Vice President, General Counsel and Secretary in July 2019 and promoted to Senior Vice President in March 2021. Prior to this role, Mr. Kauffman served as the Chief Intellectual Property Counsel and Associate General Counsel since 2016. He began his legal career with the national IP law firm of Harness, Dickey & Pierce, P.L.C. where he was responsible for assisting clients in securing patent rights. Mr. Kauffman began his career with General Motors, where he held various positions of increasing responsibility over his 17-year tenure in vehicle manufacturing, product development and vehicle safety and integration in both the U.S. and Canada. Mr. Kauffman holds a Juris Doctor in Law from Wayne State University and a Bachelor of Science in mechanical engineering from Kettering University.

Barbara J. Runyon was appointed Senior Vice President and Chief Human Resources Officer in August 2018, where she leads the overall human resources strategy, including total rewards, talent acquisition and talent management, employee engagement and general human resources. Prior to joining Gentherm, Ms. Runyon worked as Vice President and Chief Human Resources Officer at La-Z-Boy Incorporated, a global leader in residential furniture, since 2015. Ms. Runyon held roles of increasing responsibility at PepsiCo/The Pepsi Bottling Group for over 14 years. Ms. Runyon graduated with a Masters of Business Administration with emphasis in Organizational Development from Wayne State University and a Bachelor of Science in Human Resources from Michigan State University.

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Thomas Stocker was appointed Senior Vice President and General Manager, Digital Interiors and Battery Performance Solutions and Managing Director of Europe in April 2021. Previously, he was Senior Vice President and General Manager, Global Automotive since September 2019. Prior to joining Gentherm, Mr. Stocker was the Chief Technology Officer and Head of Engineering at HENSOLDT GmbH, a global defense and security electronics company, beginning September 2018. At HENSOLDT, he led the setup of change programs that established agile and platform development to increase efficiency, time to market and quality across all functions. Prior to HENSOLDT, Mr. Stocker held several senior level business unit leadership positions at Harman International Industries, Inc., a subsidiary of Samsung Electronics Co., Ltd., from September 2013 to August 2018. These roles included responsibility for growth, profitability, and technology execution. He was the Senior Vice President and General Manager, BMW focused business unit, responsible for all global Harman and Samsung business related to BMW. Other roles at Harman included Senior Vice President and General Manager, Connected Car Asia Pacific, where he was based in Shanghai and had responsibility for China, Korea, India, and Japan for the division. He was also responsible for the Connected Car Division in Europe as Senior Vice President and General Manager, Infotainment Europe. Prior to that, Mr. Stocker held various roles of increasing responsibility at BMW where he led the execution of some of the most advanced technology for the automaker. Mr. Stocker holds a Master’s degree in Electronics from Ravensburg-Weingarten University of Applied Science.

Jaymi Wilson was appointed Senior Vice President of Global Sales, Marketing and Corporate Communications in October 2021. Since joining Gentherm in 2013, Ms. Wilson previously assumed roles of increasing responsibility, having most recently served as Senior Vice President of Strategy, Marketing, and Corporate Communications since 2018. Prior to that she was Vice President and General Manager of Gentherm’s Medical Business from 2017 to 2018. Her career in the automotive industry has spanned manufacturing, engineering, business planning, sales management, strategy, business, and corporate development at Visteon, SMR Automotive and Gentherm. Ms. Wilson earned a Bachelor of Science degree in mechanical engineering from the University of Michigan and a Master of Business Administration from Eastern Michigan University.

Hui (Helen) Xu was appointed Senior Vice President and General Manager, Climate and Comfort Solutions and Managing Director of Asia in April 2021. Previously, she was Senior Vice President and General Manager, Global Electronics since November 2019. Prior to joining Gentherm, Ms. Xu was Vice President of China and Head of Automotive Division for China mainland, Hong Kong and Taiwan for Infineon Technologies, a semiconductor solutions company, from April 2012 to November 2019. At Infineon, she was responsible for the overall automotive business in Greater China and she focused on rapidly growing Infineon’s position in China while strengthening local customer relationships. Prior to that role, Ms. Xu was Vice President and China Managing Director, and Vice President of Sales, Marketing and Program Management for China, at International Automotive Components (IAC) Group. Previously, Ms. Xu worked for 8 years at Lear Corporation, holding international roles in China and the United States of increasing responsibility. Ms. Xu holds a Master of Business Administration from Walsh College, a Master of Science in mechanical engineering from Oakland University and a Bachelor of Science in mechanical engineering from Kettering University.

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Compensation Discussion & Analysis
This section of the proxy statement explains our compensation philosophy, design, objectives and goals of our executive compensation program as well as the decisions made for 2021 with respect to each of our NEOs. This section also provides certain other information as additional context for the “Named Executive Officer Compensation Tables” that follow.
Our NEOs for 2021 and their titles during such period were:
Name	Title
Phillip M. Eyler	President and Chief Executive Officer
Matteo Anversa	Executive Vice President of Finance, Chief Financial Officer and Treasurer
Matt Fisch	Senior Vice President, Chief Technology Officer
Thomas Stocker	Senior Vice President and General Manager, Digital Interiors and Battery Performance Solutions and Managing Director of Europe
Hui (Helen) Xu	Senior Vice President and General Manager, Climate and Comfort Solutions and Managing Director of Asia
Paul Giberson(1)	Former Senior Vice President, Global Sales
(1)	Mr. Giberson’s employment with the Company ended October 31, 2021 and he provided consulting services thereafter until December 31, 2021.
In this Compensation Discussion & Analysis, we refer to the Compensation and Talent Committee as the “Committee.”
Executive Summary
2021 COMPANY PERFORMANCE HIGHLIGHTS
Highlights of Gentherm’s 2021 performance include(1):

(1)
Automotive new business awards represent the aggregate projected lifetime revenue of new awards provided by customers to Gentherm in the applicable period, with the value based on the price and volume projections received from each customer as of the award date. Although automotive new business awards are not firm customer orders, we believe that new business awards are an indicator of future revenue. New business awards are not projections of revenue or future business as of December 31, 2021, the date of this proxy statement or any other date. Customer projections regularly change over time and we do not update our calculation of any new business award after the date initially communicated. Automotive new business awards in 2021 also do not reflect, in particular, the impact of the COVID-19 pandemic and related macroeconomic challenges on future business. Revenues resulting from automotive new business awards also are subject to additional risks and uncertainties as described under “Forward-Looking Statements”.

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Compensation Philosophy
The compensation program for NEOs is designed to attract, motivate and retain qualified executives and to provide them incentives to achieve or exceed the Company’s annual operational, financial and strategic goals and increase long-term shareholder value. Our NEO compensation program is structured appropriately to support our business objectives, as well as our performance-based culture. The Committee regularly reviews the NEO compensation program to ensure the fulfillment of our compensation philosophy and goals.
2021 TARGET COMPENSATION – RENEWAL OF HISTORICAL PROGRAM, WITH CERTAIN ENHANCEMENTS
The Committee approved the following changes in 2021 to the NEO’s target compensation, as well as other material changes to the NEO compensation program, which generally represented a renewal of the historical program adopted in 2018 taking into account the high level of shareholder support (93% approval) for say-on-pay proposal at our 2021 annual meeting:
BASE SALARY	> Reasonable base salary increases for continuing NEOs ranging from 3%-5%, effective April 2021, aligned with range of increases for other salaried employees
ANNUAL BONUS
> No changes to target bonus (as % of base salary) for continuing NEOs, except an increase for Mr. Eyler from 100% to 115% of base salary based on the CEO’s strong performance and leadership, peer benchmarking and to further align total compensation with Company performance and shareholder interests
> Adopted 2021 Senior Level Bonus Plan, with a payout opportunity of 0% to 200% of target bonus
• Reverted to full year performance plan and metrics, consistent with pre-pandemic practice
• Use of historical bonus performance measures, revenue and Adjusted EBITDA, equally weighted, which align with the Company’s strategic goals of focusing on overall sales growth, strong margins and profitable operations
• Mr. Eyler’s bonus based solely on Company performance goals
• For NEOs (excluding CEO), changed individual performance modifier to team performance modifier focused on objective Company strategic matters, which modifier can increase earned bonuses if at least target performance is achieved, in aggregate, under the primary performance metrics

EQUITY AWARDS
> 14% and 20% increases in target grant value for CEO and CFO, respectively, reflecting benchmarking data and Company performance
> Continued emphasis of pay-for-performance program utilized since 2018
• 60% of target value delivered via PSUs, and added Adjusted EBITDA as a third performance metric, each with a payout opportunity of 0% to 200% of target PSUs:
○ Three-year relative TSR based on a comparator group (20% of PSU grant value)
○ ROIC in 2023 (40% of PSU grant value)
○ Three-year cumulative Adjusted EBITDA (40% of PSU grant value)
• 40% of target value delivered via RSUs

SEVERANCE
> In January 2021, implemented a discretionary severance plan for U.S.-based employees to provide financial assistance to help ease the burden that may result from involuntary termination of employment
> In March 2021, revised employment contracts with NEOs other than CEO to adopt provisions of severance plan to the extent not otherwise addressed

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2021 EARNED COMPENSATION – IMPACTED BY SUPPLY CHAIN CHALLENGES
In 2021, we adopted the 2021 Senior Level Bonus Plan, which reverted to our historical approach of a full-year performance period with the performance goals of revenue and Adjusted EBITDA, equally weighted. In 2021, the Compensation and Talent Committee introduced a new team performance modifier for each NEO (excluding the CEO) based on objective company strategic goals relating to new business awards, new technology wins and diversity hires; in prior years, an individual performance modifier was used based on individual goals. This approach aligns the NEO payout modifier to key strategic, measurable objectives related to our long-term performance and vision, rather than applying individual and subjective objectives.
The Committee established the target performance goals aligned with the 2021 budget, within the range of analyst consensus in March 2021 and reflected significant growth over 2020 performance, when the specific adverse impact of the supply chain challenges on the business and financial performance of the Company, as well as the automotive industry generally, was unforeseeable and largely outside of management’s control.
Overall, the Committee believes that the management team demonstrated strong performance during 2021 considering the notable headwinds, as evidenced under “Company Performance Highlights” above and the Company’s strong stock price performance in 2021. In consideration of the Company’s relative and overall performance, the Compensation and Talent Committee determined to adjust actual revenue and Adjusted EBITDA for the supply chain matters considered “unforeseeable items outside of management’s control” in accordance with its previously-disclosed objective bonus adjustment policy. The foregoing adjustments resulted in overall Company performance of 126.8% of target.
The Committee believes it is in the best interest of shareholders to reward and retain a high-performing management team, while also recognizing actual full-year results of operations, which impact shareholders, and as a result, used its negative discretion to limit the bonus payout to 100% of the target bonus
for all participants, including NEOs, to balance such performance with the ultimate results delivered that were impacted by broader economic factors.

The below summarizes the key factors considered in determining the target payout under the 2021 Senior Level Bonus Plan, which is further described below under “Cash Bonus”.
>	Calculated actual, unadjusted performance against corporate performance goals during 2021.
○ Unadjusted Actual 2021 Revenue: $1,046.2 million (between threshold and target)
○ Unadjusted Actual 2021 Adjusted EBITDA: $157.0 million (below threshold)
■ Preliminary bonus (as a % of target bonus) = 37.8%
>
Applied objective bonus adjustment policy, largely to address the impact of significant supply chain challenges, which the Committee determined to be items of an unusual nature that indicates infrequency of occurrence. The Committee recognized Gentherm’s strong performance in light of these disruptions and determined these adjustments were warranted since the performance goals were set prior to such challenges and the disruptions were largely outside of management’s control.

○ Adjusted Actual 2021 Revenue: $1,102.0 million (between target and maximum)
○ Adjusted Actual 2021 Adjusted EBITDA: $196.6 million (between target and maximum)
■ Overall Company performance = 126.8% of target
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>	Determined actual performance against objective strategic goals for team performance modifier for NEOs (excluding CEO)
○ 2021 Actual New Business Awards: $1,613.0 million (above maximum)
○ 2021 Actual New Technology Wins: 6 (at maximum)
○ Diversity Hires: 16 (above maximum)
■ Team performance modifier at maximum = 150% modifier
>	Calculated preliminary earned bonus
○ CEO bonus as a % of target, based on 126.8% achievement (0% to 200% payout, without team performance modifier) =153.7%
○ Other NEOs bonus as a % of target, based on 126.8% achievement and 150% modifier (0% to 200% payout) = 190.2%
>	Applied discretion to limit bonus payout to 100% of target for all participants, including NEOs, which balances rewarding and retaining a strong management team with the interests of shareholders
2021 COMPENSATION PROGRAM OVERVIEW
The key elements of our compensation program for 2021 were as follows:
Element	Pay Philosophy	Key Features	Performance and Vesting Components(1)
Base Salary	> Attraction and retention in a competitive market
> Initial base salaries are based on experience, responsibilities, market pay, anticipated individual growth and internal pay equity
> Annual review primarily focused on merit, inflation and benchmarking
―
Cash Bonus	> Pay-for-performance based on rigorous, objective financial goals > Alignment with short-term operating performance and strategy	> Cash bonus, with target calculated as a percentage of base salary > Subject to periodic review, with reference to market data > Maximum payout subject to reasonable cap (200% of target in 2021)	> Equally weighted • Adjusted EBITDA • Revenue > Team performance modifier (excluding CEO) based on Company objective strategic goals that may increase earned bonuses
Equity Awards
> Pay-for-performance based on rigorous, objective financial and relative stock performance goals
> Incentivize to increase long-term shareholder value
> Alignment with long-term operating performance and strategy

> Program introduced in 2018 with Three-year cumulative Adjusted EBITDA metric added in 2021
> Target opportunities based on the executive’s position and current salary, and with reference to market data
> Maximum payout subject to reasonable cap (200% of target)

> 60% PSUs, equally weighted
• ROIC in 3rd year (40%)
• Three-year Relative TSR (20%)
• Three-year cumulative Adjusted EBITDA (40%)
• Cliff vesting for any earned PSUs
> 40% RSUs
• Three-year ratable vesting

CEO Defined Contribution Deferred Compensation
> Provides retirement benefits, in the form of a defined contribution plan, aligned with yearly Adjusted EBITDA goals of the cash bonus plan and deposited into a deferred compensation account with vesting requirements
		> Annual cash contributions, as a percentage of base salary deposited into a deferred compensation account > Maximum payout subject to reasonable cap (30% of CEO’s base salary in 2021)	> 100% Adjusted EBITDA > Four-year vesting
(1)	See “Compensation Discussion and Analysis” for defined terms.
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MAJORITY OF TARGET COMPENSATION AT RISK
The below charts show the mix of target pay for our NEOs (base salary, target 2021 bonus and target long-term equity incentive awards) in 2021 as approved by our Committee in March 2021:(1)
2021 CEO Target Compensation	2021 Other NEO Average Target Compensation

83% at risk 58% performance based	60% at risk 44% performance based
(1)	Excludes deferred compensation for Mr. Eyler and perquisites and other personal benefits provided to our NEOs (disclosed under “All Other Compensation” in the Summary Compensation Table for 2021).
(2)
Based on target values determined by the Committee, which were divided by the 30-trading day average closing price of our common stock ending on the day immediately preceding the grant date to determine the target PSUs and actual RSUs awarded.

2021 Compensation Determinations
BASE SALARY
In 2021, each NEO received an annual base salary paid in cash. Initial base salaries of our NEOs are negotiated in connection with their hiring, and the Committee reviews the base salaries of the NEOs on an annual basis. Historically, base salary increases have been between 3-6% to reflect general market trends and performance. However, larger base salary increases are considered where market information indicates that an adjustment is appropriate.
For 2021, taking into account benchmarking data and individual performance, the Committee increased the base salaries of the continuing NEOs by 3-5%, effective April 1, 2021.
The following table sets forth the base salaries in effect for the named executive officers during 2020 and beginning April 1, 2021.
Name	2020 ($)	2021 ($)	Percentage Increase (%)
Phillip M. Eyler	840,000	870,000	3.6
Matteo Anversa	518,000	543,900	5.0
Matt Fisch	415,000	427,450	3.0
Thomas Stocker(1)	477,932	492,270	3.0
Hui (Helen) Xu	385,000	400,400	4.0
Paul Giberson	357,000	371,000	3.9
(1)
Amounts reported for Mr. Stocker were paid in Euros and were converted to US Dollars using the 2021 average exchange rate of EUR 1 = 1.183 USD. The percentage increase reported does not reflect changes in the exchange rate.

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CASH BONUS
The Committee reviews and approves each of the target bonuses (as a percentage of base salary) for the NEOs, generally consistent with the process used to determine base salaries. For NEOs who begin employment with the Company during a year, annual performance bonuses are prorated based on the number of days worked during such year.
2021 Senior Level Bonus Plan – Consistent with Pre-COVID Annual Bonus Plan; for NEOs (Excluding CEO), Includes Revised Performance Modifier. The bonus plan for senior level management, including all executive officers, was approved by the Committee in March 2021 (the “Senior Level Bonus Plan”). Following detailed evaluation, the Committee determined that it was reasonable and appropriate to revert back to the Company’s historical annual bonus plan in 2021, including setting annual performance goals and using a performance modifier for NEOs other than the CEO.
Pursuant to the Senior Level Bonus Plan, participants earn cash bonuses up to capped amounts based on the achievement of financial performance metrics for the full year. Mr. Eyler’s bonus is based solely on such Company financial performance metrics. For other NEOs, the 2021 bonus program also includes a performance modifier based on objective strategic goals of the Company that may increase (but not decrease) earned bonuses. In prior years, such modifier was based on individual performance goals of an NEO.
2021 target bonuses (as a percentage of base salary) were 115% for Mr. Eyler (increased from 100% in 2020), 60% for Mr. Anversa and 50% for other NEOs. Each executive officer’s maximum bonus opportunity in 2021 was 200% of target bonus.
Company Performance Metrics – Equally Weighted Between Adjusted EBITDA and Revenue. These two measures reflect the Company’s strategic goals of focusing on overall sales growth, strong margins and profitable operations. The Committee approved target performance goals for each of the performance metrics that corresponded to the budget, within the range of analyst consensus for 2021 and reflected significant growth over 2020 performance. Target performance goals were established when the specific adverse impact of the supply chain challenges on the business and financial performance of the Company, as well as the automotive industry generally, was unforeseeable and largely outside of management’s control.
				($ in millions)
Metric	Weight (%)	Rationale	Period	Threshold (50% payout)	Target (100% payout)	Maximum (150% payout)(2)	Previous Year’s Actual, Unadjusted
Adjusted EBITDA(1)	50	Supplemental measure of the Company’s operational performance	Full year goal	160.0	185.0	200.0	2020: 139.9
Revenue	50	Measures management’s ability to grow the top line	Full year goal	1,000.0	1,090.0	1,130.0	2020: 913.1
(1)
Earnings before interest, taxes, depreciation and amortization, deferred financing cost amortization, transaction expenses, debt retirement expenses, unrealized currency gain or loss, unrealized revaluation of derivatives and other non-recurring adjustments as determined by the Committee, in its discretion. For a reconciliation of Adjusted EBITDA to net income, see our earnings release for the fourth quarter and full year ended December 31, 2021 furnished as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 17, 2022.

(2)
For Mr. Eyler, maximum performance results in a 200% payout since he does not participate in the performance modifier applicable to other NEOs, which allow them to earn up to a 200% payout. As a result, he also has a different straight-line interpolation between target and maximum performance.

Actual, Unadjusted Performance. Our actual, unadjusted performance would have resulted in a preliminary bonus payout (as a percentage of target bonus) of 37.8% for our NEOs other than our CEO, due to (i) unadjusted actual revenue between threshold and target performance and (ii) unadjusted Actual EBITDA below threshold performance.
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Objective Bonus Adjustment Policy. In 2019, the Committee approved an objective policy for addressing the following unusual or extra-ordinary events (to the extent not already captured in the applicable definitions of the metrics), without limiting the Committee’s ability to apply adjustments in its discretion, under the Senior Level Bonus Plan. This policy was reviewed and updated in 2021:
>
Non-minor acquisition, investments and divestitures that are not addressed in applicable budget are generally excluded. Any acquisition, venture and/or technology investment or divestitures (not included in the applicable budget) during a performance period that is not considered a minor event will be excluded for purposes of determining the achievement of the performance measures. A minor event is defined as any acquisition, venture, and/or technology investment or divestiture that has first year forecasted revenues of 3% or less of the Company’s Board-approved budget (as revised as of the closing date for such event) for the fiscal year in which the event occurs. Minor events will not result in any adjustments to the performance goals, but will be fully included in the actual results.

>
Certain restructuring costs excluded. The Company will exclude from the actual financial results any restructuring costs incurred during the performance period associated with an unplanned, Board-approved restructuring initiative to the extent that such costs were not included in the performance goals.

>	Case-by-case approach to regulatory changes. The Committee will review regulatory changes in the performance period on a case-by-case basis.
>
Adjust for accounting rules and foreign exchange rates. The performance period impact of any changes in accounting principles will be neutralized, and adjustments will be made to neutralize the impact of changes in foreign exchange rates.

>
Case-by-case approach for other items of an unusual nature or of a type that indicates infrequency of occurrence. The Committee will, at its discretion, exclude or otherwise appropriately adjust for all items determined to be of an unusual nature or of a type that indicates infrequency of occurrence as determined by the Committee in its sole discretion.

In 2021, the Committee applied adjustments to actual Adjusted EBITDA and revenue in accordance with its policy, taking into account favorable and unfavorable impacts associated with matters largely outside of management’s control. The adjustments reflect a favorable impact in changes in foreign exchange rates and unfavorable impacts associated with customer order cancellations, premium freight and raw material spot buy costs, manufacturing productivity losses and raw material inflationary costs associated with supply chain disruptions, net of customer recoveries. These adjustments resulted in adjusted actual Adjusted EBITDA and revenue performance as specified below.
	($) in millions
	Adjustments to Actual Revenue ($) (50% Weight)	Adjustments to Adjusted EBITDA ($) (50% Weight)
2021 Actual	1,046.2	157.0
Aggregate adjustments (described above)	55.8	39.6
2021 Actual, as Adjusted	1,102.0	196.6
Preliminary bonus (as a % of target bonus) based on adjusted Company financial performance	115%	139%
Team Performance Modifier of Objective Company Strategic Goals for NEOs (Excluding CEO). For each other NEO, objective strategic goals of the Company were established for 2021, based on CEO recommendation and approval by the Committee to align NEO compensation to long-term and strategic directives. Achievement payouts were set for threshold performance for a particular goal (50%) to stretch performance (150%). If at least threshold performance was achieved, in aggregate, based on the Company financial performance metrics, the team performance modifier could increase (but not decrease) earned bonuses up to the maximum bonus opportunity of 200% of target. This approach incentivizes the NEOs to achieve key goals that are part of the Company’s long-term strategic vision, without
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inappropriately punishing the NEOs if the stretch and rigorous goals were not achieved. For 2021, the performance modifier was based on the following goals:
>
New Business Awards (40% weighting), defined as the aggregate projected lifetime revenue of new awards provided by customers to the Company, with the value based on the price and volume projections received from each customer as of the award date. Gentherm believes that new business awards are an indicator of future revenue. Threshold, target and maximum performance targets were set, with actual 2021 new business awards of $1.6 billion exceeding maximum.

>
New Technology Wins (40% weighting), defined as the number of new business awards provided by customers to the Company related to specified new technologies or other related or novel product at the discretion of the Committee. Gentherm believes that new technology awards are an indicator of future business expansion and revenue growth. Threshold, target and maximum performance targets were set, with actual 2021 performance achieving the maximum.

>
Diversity Hires (20% weighting), defined as the number of new hires who are female or, in the U.S., racial or ethnic minorities, among the direct reports to the Executive Committee and their direct reports (Gentherm’s top leadership levels of the organization). DE&I is central to our human capital strategy described under “Board Matters—Human Capital Management and Corporate Culture—Diversity, Equity and Inclusion”. Threshold, target and maximum performance targets were set, with actual 2021 performance of 16 exceeding maximum.

2021 Earned Bonus – Committee Establishes Cap at Target Bonus (100%). The following table shows the bonuses that our NEOs would have earned (prior to the use of Committee discretion to cap the earned bonus at target described below) based on the Company’s actual financial results, as adjusted, and taking into account that the objective company strategic goals for the team performance modifier for all NEOs (excluding CEO) were met at their maximum performance level.

Name	As Adjusted Company Financial Performance Factor (%)	Team Performance Modifier (%)	Preliminary Earned Bonus Prior to Committee Discretion (% of Target Bonus)
Phillip M. Eyler	153.7	―	153.7%
Matteo Anversa	126.8	150	190.2%
Matt Fisch	126.8	150	190.2%
Thomas Stocker(1)	126.8	150	190.2%
Hui (Helen) Xu	126.8	150	190.2%
(1)	Amounts reported in this table for Mr. Stocker were converted from Euros to US Dollars using the 2021 average exchange rate of EUR 1 = 1.183 USD, although his bonus is paid in Euros.
Notwithstanding the Company’s actual financial results, as adjusted, and the application of the team performance modifier described above, using its discretion under the 2021 Senior Level Bonus Plan, the Committee determined that 2021 earned bonuses would be capped at target (100%) for all NEOs, notwithstanding Company performance, as adjusted, and the application of the team performance modifier above.
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Name	Base Salary ($)	X	Bonus Target as % of Base Salary (%)	=	Earned Bonus (Capped at Target Bonus) ($)
Phillip M. Eyler	870,000		115		1,000,500
Matteo Anversa	543,900		60		326,340
Matt Fisch	427,450		50		213,725
Thomas Stocker(1)	492,128		50		246,135
Hui (Helen) Xu	400,400		50		200,200
(1)	Amounts reported in this table for Mr. Stocker were converted from Euros to US Dollars using the 2021 average exchange rate of EUR 1 = 1.183 USD, although his bonus is paid in Euros.
We pay bonuses approximately two months after the end of the applicable performance period. Unless the Committee provides for an exception, a participant must be employed on the bonus payment date to receive a bonus. Mr. Giberson was not eligible to receive a bonus for 2021 because he was not employed with the Company at the time of payment.
EQUITY AWARDS – A STRONG PAY-FOR-PERFORMANCE FOCUS (PSUs), WITH OBJECTIVE COMPANY PERFORMANCE MEASURES, BALANCED WITH LONG-TERM TIME-BASED AWARDS (RSUs)
Annual Grants. Equity awards represent a significant portion of our NEOs’ compensation, as the Committee continues to regard increasing long-term shareholder value as senior management’s primary objective. Our long-term incentive program for senior level participants, including all executive officers, was initially approved in 2018 following significant shareholder engagement and a comprehensive review of our overall compensation program. Consistent with our equity award program since 2018, the 2021 equity awards included 60% of target value being delivered via PSUs and 40% being delivered via RSUs. Further, the size of the awards depended on the executive’s position and current salary, as well as management’s recommendations, competitiveness in the market, internal pay equity, and other subjective factors deemed relevant by the Committee. We have granted the annual equity awards during the first quarter since 2019.
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Performance-Based Restricted Stock Units (PSUs). A target number of PSUs was granted to each NEO. PSUs ultimately are earned and vest based on three Company performance metrics, and any PSUs earned on any portion of the award vest three years from the grant date.
Metric	% of Grant Value	Definition
Relative TSR	>20%
>Stock price appreciation plus reinvested dividends, versus an established peer group at the end of three years. Relative TSR is effective in aligning our NEOs’ performance with shareholder interests, is objective and rewards participants for performance against peer companies.

		Payout (as a % of Target)	Relative TSR Percent Rank
		Below Threshold (0%) Threshold (50%) Target (100%) Max (200%)	<25th 25th 50th >=75th
ROIC	>40%
>Tax affected operating income (gross margin less operating expenses plus any unusual one-time adjustments such as acquisition transaction expenses, with the tax rate normalized for any unusual impacts from tax law changes, updates to accounting standards and other unusual one-time impacts) divided by invested capital (total assets less cash and cash equivalents less total liabilities plus current and long-term debt), measured in 2023. ROIC aligns with our strategy to focus on incentivizing high revenue growth, strong return on investment and significant synergies across the business.

Cumulative Adjusted EBITDA	>40%
>Earnings before interest, taxes, depreciation and amortization, and other gains and losses not reflective of the Company’s ongoing operations and related tax effects (as determined by the Committee, in its sole discretion), including deferred financing cost amortization, transaction expenses, debt retirement expenses, impairment of assets held for sale, gain or loss on sale of business, restructuring expense, unrealized currency gain or loss and unrealized revaluation of derivatives, over three years. Adjusted EBITDA aligns with our focus on overall sales growth, strong margins and profitable operations.

Relative TSR Comparison Group – Substantially Consistent with 2018-2020. The Committee selected the following companies for Relative TSR comparison purposes, with advice from ClearBridge. The companies chosen reflect companies that are impacted by the same external economic forces as Gentherm. Specifically, companies were identified based on their industry and the correlation of their stock price movement with Gentherm. Given that this comparison group is used for purposes of measuring Relative TSR performance, and not for setting target pay levels, company size was not used as a factor in determining the comparison group. The 2021 peer group was consistent with the 2020 peer group for Relative TSR, except the Committee removed Delphi Technologies following its acquisition by BorgWarner.
Adient plc	American Axle & Manufacturing Holdings, Inc.	Aptiv PLC
BorgWarner Inc.	Cooper Tire & Rubber Company	Cooper-Standard Holdings Inc.
Dana Incorporated	Dorman Products, Inc.	Ford Motor Company
Fox Factory Holding Corp.	General Motors Company	Gentex Corporation
LCI Industries	Lear Corporation	Magna International Inc.
Modine Manufacturing Company	Motorcar Parts of America, Inc.	Sensata Technologies Holding plc
Standard Motor Products, Inc.	Stoneridge, Inc.	Superior Industries International, Inc.
Tenneco Inc.	The Goodyear Tire & Rubber Company	THOR Industries, Inc.
Visteon Corporation	Winnebago Industries, Inc.
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Time-Based Restricted Stock Units (RSUs). RSUs vest ratably over three years, with one third of RSUs vesting on each anniversary of the grant date.
2021 Annual Equity Target Values. The Committee determined the award values for equity granted in 2021 primarily based on peer group or survey data for similar positions, as well as the executive’s current position and salary. The values listed below represent the target values approved by the Committee and differ from the actual grant date fair values reported in the Summary Compensation Table for 2021.
Name	Target PSUs Relative TSR ($)	Target PSUs ROIC ($)	Target PSUs Adjusted EBITDA ($)	RSUs ($)	Total Target Values ($)
Phillip M. Eyler	384,000	768,000	768,000	1,280,000	3,200,000
Matteo Anversa	72,000	144,000	144,000	240,000	600,000
Matt Fisch	48,000	96,000	96,000	160,000	400,000
Thomas Stocker	60,000	120,000	120,000	200,000	500,000
Hui (Helen) Xu	48,000	96,000	96,000	160,000	400,000
Paul Giberson	48,000	96,000	96,000	160,000	400,000
The target values were divided by the 30-trading day average closing price of our common stock ending on the day immediately preceding the grant date to determine the number of target shares of PSUs and the actual number of RSUs awarded. The grant date for the awards to the NEOs was March 12, 2021, and the 30-trading day average closing price for our common stock ending on March 11, 2021 was $70.94.
As a result, the number of target PSUs and actual RSUs awarded was as follows:
Name	Target PSUs Relative TSR (#)	Target PSUs ROIC (#)	Target PSUs Adjusted EBITDA (#)	RSUs (#)
Phillip M. Eyler	5,413	10,826	10,826	18,045
Matteo Anversa	1,015	2,030	2,030	3,384
Matt Fisch	677	1,353	1,353	2,256
Thomas Stocker	846	1,692	1,692	2,820
Hui (Helen) Xu	677	1,353	1,353	2,256
Paul Giberson	677	1,353	1,353	2,256
Objective PSU Adjustment Policy in Effect for 2021 PSUs. The terms of the 2021 PSUs included an objective policy for addressing the following unusual or extra-ordinary events (to the extent not already captured in the applicable definitions of the metrics) as follows:
>
ROIC and Adjusted EBITDA. ROIC and Adjusted EBITDA goals (including threshold, target and maximum goals) and actual ROIC and Adjusted EBITDA achieved shall be adjusted by the Committee to reflect the following items:

>
Acquisitions: For any acquisition completed during the performance period that was not included in the budget, the dilutive impact of acquisition is excluded from the actual results for the first 12 months following the acquisition. Following the first 12 months, the acquisition is fully included in actual results.

>
Divestments: For any divestiture completed during the performance period and not included in the budget, performance goals and actual results will be adjusted to exclude the divested business for any fiscal year without full-year results for the divested business.

>	Restructuring costs: Any restructuring costs associated with an unplanned Board-approved restructuring initiative shall be excluded.
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>	Regulatory changes: Any change affecting the costs and/or operation of the business resulting from changes to laws, rules or regulations by any government or regulatory entity shall be excluded.
>	Changes in accounting rules: The impact of any changes in U.S. GAAP or in the application of U.S. GAAP will be neutralized.
>	Items of an unusual nature or of a type that indicates infrequency of occurrence: Exclude all items determined to be of an unusual nature or of a type that indicates infrequency of occurrence.
>
Relative TSR. A company that is included in the Relative TSR peer group at the grant date will be removed from the Relative TSR calculation for the Relative TSR period in the event of any of the following events during the Relative TSR period:

>	Business combination: A merger, acquisition or business combination transaction of a peer group company in which such company is not the surviving entity.
>
Going private: In the event of a “going private” transaction or other event involving a peer group company or the liquidation of a peer group company, in each case where the peer group company is not the surviving company or is no longer publicly traded.

>
Bankruptcy: Notwithstanding the foregoing, in the event of a bankruptcy of a peer group company where the peer group company is not publicly traded at the end of the period, such company shall remain in the peer group but shall be deemed to have a Relative TSR of negative 100%.

PERFORMANCE-BASED DEFINED CONTRIBUTION DEFERRED COMPENSATION PLAN
On December 31, 2018, the Company adopted the Gentherm Incorporated Deferred Compensation Plan, amended and restated effective January 1, 2019 (the “Deferred Compensation Plan”). The Deferred Compensation Plan is intended to provide retirement income benefits to participants, but is not a supplemental executive retirement program or a traditional executive pension plan.
The Deferred Compensation Plan is unfunded and permits participants to make annual elections to defer all or a portion of their base salary and annual bonus for the subsequent year, and to receive employer contributions, which such participants would have been able to make and receive under the Company’s existing Retirement Savings Plan (the “401(k) Plan”) but for certain salary reduction and related limitations of the Internal Revenue Code of 1986, as amended (the “Code”).
The Company and Mr. Eyler entered into a Deferred Compensation Agreement effective January 1, 2019 pursuant to which Mr. Eyler is eligible to receive a performance-based award under the Deferred Compensation Plan (the “Eyler DC Agreement”). The Eyler DC Agreement provides that Mr. Eyler is eligible to receive annual incentive contributions based on Company achievement of year-over-year growth in Adjusted EBITDA, defined in the same manner as the Senior Level Bonus Plan, compared to target, and that Mr. Eyler’s maximum annual incentive compensation award under the Eyler DC Agreement is 30% of his base salary in the immediately preceding calendar year.
Mr. Eyler will become vested in 60% and 100% of such 2021 award (and all prior annual incentive contributions in his account) on January 1, 2022 and January 1, 2023, respectively, if he continues to serve as an employee of the Company through such vesting dates. Mr. Eyler will become immediately vested in such award, if earlier, upon his death or Disability (as defined in the Deferred Compensation Plan) or upon a Change in Control (as defined in the Deferred Compensation Plan).
The Company contributed $272,600 to the Deferred Compensation Plan for Mr. Eyler in March 2022, comprised of $261,000 (30% of his 2021 base salary, based on the Committee’s determination of 100% payout of Adjusted EBITDA for 2021, aligned the approved payout for the 2021 Senior Level Bonus Plan) and $11,600 (employer contributions representing amounts Mr. Eyler would have been able to receive as matching contributions under the 401(k) Plan but for certain salary reduction and related limitations of the Code).
The Deferred Compensation Plan provides that a key executive employee selected by the Company will be an eligible employee to participate in such plan. Effective as of January 1, 2022, the Company selected
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certain named executive officers of the Company as eligible employees to participate. Subject to timely elections, each such NEO will be able to defer all or a portion of base salary and annual bonus as well as receive employer contributions, if any, under the Deferred Compensation Plan for the 2022 plan year.
OTHER BENEFITS AND PERQUISITES
The following tables sets forth material additional benefits and perquisites Gentherm provided its NEOs in 2021:
Perquisite/ Benefit	2021 Information
401(k) Plan
> The Company maintains the 401(k) Plan to provide all eligible U.S. employees, including the NEOs other than Mr. Stocker, with a means to accumulate retirement savings on a tax-advantaged basis. For 2021, on a discretionary basis, the Company matched 100% of each employee’s contributions up to a contribution equal to 4% of the employee’s compensation, with such employee contributions subject to IRS limitations. The Company may, but is not required to, make additional discretionary contributions. The Company has not made any discretionary contribution to the 401(k) Plan since its inception.
> Mr. Stocker participates in the same standard retirement benefits scheme as all other employees located in Germany.

Automobile
> The Company believes it is important that our NEOs thoroughly understand our products and are users of our products, in particular since the automotive segment represented 90% or more of our revenues in recent years.
> The Company provides each NEO with the use of a Company-leased automobile or an automobile allowance and reimbursement of related expenses. Pursuant to the terms of her employment contract and in accordance with market practice for executives on international assignment in China, the Company provides Ms. Xu with a Company-leased automobile and the services of a driver.

Club Memberships
> During 2021, the Company also provided club memberships to Mr. Eyler and Mr. Giberson, which facilitate entertainment of current and potential customers and suppliers and other business associates, and are also used for meeting locations.

Temporary Relocation Benefits
> Mr. Giberson is a United States resident previously working from our corporate headquarters in Northville, Michigan. In 2019, he was temporarily relocated to work at the facilities of our subsidiary, Gentherm GmbH, in Odelzhausen, Germany. We entered into an Executive Relocation and Employment Agreement with Mr. Giberson, effective June 6, 2019 (the “Giberson Contract”), pursuant to which he receives significant benefits specifically related to his relocation arrangement. These benefits generally expired upon Mr. Giberson’s return to work in the U.S. in July 2021. Mr. Giberson’s employment with the Company subsequently ended October 31, 2021.
> Ms. Xu is a United States resident whose primary work location has been Shanghai, China since her hiring in August 2019. Pursuant to her employment contract, Ms. Xu receives additional benefits during the term of her international assignment, including tax services support and tax equalization and reimbursement of up to $25,000 annually for education and housing expenses.

Termination Benefits
> Effective October 31, 2021, Mr. Giberson resigned from the Company. To support a reasonable transition and knowledge transfer, Mr. Giberson agreed to provide consulting services to Gentherm to the extent requested by Gentherm through December 31, 2021. In consideration for Mr. Giberson’s commitment and time, Gentherm made a $50,000 lump sum payment to Mr. Giberson. Following termination of employment, Mr. Giberson continues to have limited tax-related benefits under the Giberson Contract.

SEVERANCE AND CHANGE IN CONTROL BENEFITS
Based on peer group benchmarking conducted by management and following discussions at meetings of the Committee throughout 2020, we implemented in early 2021 a discretionary severance plan for U.S.-based employees to provide financial assistance to help ease the burden that may result from involuntary termination of employment (the “Severance Plan”) and amended the employment contracts of the NEOs (except Mr. Eyler), all of whom did not previously have severance benefits or enhanced severance benefits upon termination following a change in control (i.e., a double trigger) (collectively, the “Amendments”). The Company did not amend its terms of employment with Mr. Eyler since his employment contract includes severance benefits and enhanced severance benefits upon termination following a change in control (i.e., a double trigger).
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The Severance Plan provides for the payment, as determined by the Company in its sole discretion on a case-by-case basis, of certain benefits to active full-time or part-time employees, including the NEOs, whose employment is terminated by the Company without “cause” (as defined in the Severance Plan). For Mr. Fisch and Ms. Xu, the Amendments provide that (i) upon the Company’s termination without Cause (as defined in the Severance Plan) or upon a termination by such person for Good Reason (each as defined in such Amendments), the Company will provide the payments and benefits in accordance with the terms and requirements of the Severance Plan and (ii) upon the Company or its successor’s termination without Cause or upon a termination by such person for Good Reason at any time from the signing of an agreement to engage in a Change in Control (as defined in such Amendments) until twelve months after the occurrence of a Change in Control, the Company or its successor will provide enhanced payments and benefits. For Messrs. Anversa and Giberson, who each have an employment contract that provides severance benefits, and Mr. Stocker, who has an employment contact governed by German law that provides a notification period for a termination of employment, the Amendments provide for enhanced benefits upon the Company or its successor’s termination without Cause or upon a termination by such person for Good Reason at any time from the signing of an agreement to engage in a Change in Control until twelve months after the occurrence of a Change in Control.
See “Named Executive Officer Compensation Tables – Potential Payments Upon Termination or Change in Control” for information regarding the terms of arrangements that provide benefits to the NEOs upon termination of employment with the Company (including upon or subsequent to a change in control), including the employment contracts (some of which reference the Severance Plan) and the Company’s incentive compensation plans and programs.
The Committee believes that the Severance Plan and the Amendments create a stable work environment by providing our executive officers with certain economic benefits in the event their employment is terminated not for cause and further considered these benefits important to attract executive talent to the Company. The Committee further believed the change in control benefits provided by the Amendments are appropriate to allay the uncertainty that executive officers can experience while the possibility of a change in control exists, reinforcing their need to operate in the best interests of the Company and shareholders, and provide incentive to remain at the Company through the desired retention period. The right to receive payments and benefits is subject to the NEO’s delivery and, as applicable, non-revocation of a separation agreement that contains a release of claims against the Company and other third parties.
Other than the Deferred Compensation Plan and the 401(k) Plan described above, the Company does not provide or maintain any post-retirement medical benefits, non-qualified deferred compensation plans or retirement or pension plans for the NEOs.
PSU AWARDS OUTSTANDING or earned DURING 2021
PSU AWARDS OUTSTANDING DURING THE YEAR ENDED DECEMBER 31, 2021
The following PSU awards were outstanding during the year ended December 31, 2021:
Award	Relative TSR (20%) Performance Period	ROIC (40%) Performance Period	Adjusted EBITDA (40%) Performance Period
2021 Award	Three-year period ending 3/12/2024	2023	Three-year period ending 12/31/2023
Award	Relative TSR (50%) Performance Period	ROIC (50%) Performance Period
2020 Award	Three-year period ending 3/12/2023	2022
2019 Award	Three-year period ending 2/25/2022(1)	2021
2018 Award	Three-year period ending 6/11/2021	2020
(1)	Mr. Anversa also received a sign-on award in 2019 based on Relative TSR (50%) for the three-year period ending January 2, 2022 and ROIC (50%) for 2021.
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DETERMINATION OF EARNED 2018 PSU AWARDS (ROIC AND RELATIVE TSR)
In March 2021, the Committee determined that none of the ROIC PSUs granted in June 2018 (which were held by Mr. Giberson) were earned based on actual ROIC for 2020. Our 2020 ROIC was 14.6%, which was 1.4% below threshold. During 2020, the Committee had considered whether to revise our outstanding ROIC PSUs for the impact of the COVID-19 pandemic but ultimately determined not to make any adjustments.
In June 2021, the Committee determined that the Relative TSR PSUs granted in June 2018 (which were held by Mr. Giberson) were earned at 200% based on Relative TSR performance in the 96th percentile of the applicable Relative TSR comparison group during the three-year performance period, which was above the performance level for maximum payout (75th percentile).
DETERMINATION OF EARNED 2019 PSU AWARDS (ROIC AND RELATIVE TSR)
In March 2022, the Committee determined that: (i) 95% of the ROIC PSUs granted in 2019 (which were held by Mr. Eyler and Mr. Anversa) were earned based on actual ROIC for 2021 of 19.6%, which was 98% of target; (ii) the Relative TSR PSUs granted in February 2019 (which were held by Mr. Eyler and Mr. Anversa) were earned at 200% based on Relative TSR performance in the 92nd percentile of the applicable Relative TSR comparison group during the three-year performance period, which was above the maximum performance level (75th percentile); and (iii) the Relative TSR PSUs granted in January 2019 (which were held by Mr. Anversa) were earned at 188% based on Relative TSR performance in the 72nd percentile of the applicable Relative TSR comparison group during the three-year performance period, which was slightly below the maximum performance level (75th percentile).
2022 Compensation decisions
2022 CEO COMPENSATION
In February and March 2022, our Committee approved the design of our 2022 compensation program, which was materially consistent with the program for 2021, and approved annual base salaries, target bonus amounts as percentages of base salary and target equity awards for our executive officers for 2022. Specifically, for Mr. Eyler, the Committee approved the following compensation for 2022:
Base Salary	Annual Bonus	Equity Awards
A 6% increase in base salary from $870,000 in 2021 to $925,000 in 2022 (effective April 1, 2022)	A 10 percentage point increase in target bonus (as a percentage of base salary) from 115% in 2021 to 125% in 2022	A 25% increase in the total grant value of equity awards from $3.2 million in 2021 to $4 million in 2022, with the full increase to be granted in PSUs
The foregoing changes resulted in an increase in Mr. Eyler’s target compensation by approximately 20% for 2022, which positions his overall pay within the top quartile of our selected peer group. The Committee believes such benchmarking is reasonable and appropriate for a CEO with Mr. Eyler’s track record, given his continuing exceptional performance and leadership, including throughout the COVID-19 pandemic, and to further align his long-term interests with shareholders. The Committee considered Gentherm’s strong financial, operational, and relative stock performance during Mr. Eyler’s tenure in determining his 2022 compensation levels and determined to deliver his 2022 compensation increase (other than his 6% base salary increase) in at-risk, performance-based compensation elements (annual bonus and PSUs), as these elements will only be realized if Gentherm achieves its pre-established, objective performance objectives.
Process for Making Compensation Determinations
MANAGEMENT RECOMMENDATIONS ON NON-CEO COMPENSATION MATTERS
In determining the compensation of executive officers other than Mr. Eyler, the Committee receives significant input and recommendations from Mr. Eyler and Ms. Runyon, the Company’s Chief Human Resources Officer. These persons have the most involvement in, and knowledge of, the Company’s business goals, strategies and performance, the overall effectiveness of the management team, each person’s individual contribution to the Company’s performance and appropriate alignment with additional
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human capital management considerations. No executive officer provides input or participates in the deliberation of the Committee with respect to their own compensation. Management also provides the Committee with information regarding the individual’s experience, current performance, potential for advancement and other subjective factors. The Committee retains the discretion to modify the recommendations of management and reviews such recommendations for their reasonableness based on individual and Company performance, retention and incentive needs, internal pay equity, shareholder and strategic considerations, succession planning and market information.
The Committee works with management to set the agenda for Committee meetings and regularly invites Mr. Eyler and Ms. Runyon to attend such meetings. The Committee also meets regularly in executive session to discuss compensation issues generally outside the presence of management and to review the performance and determine the compensation of Mr. Eyler.
CONTINUING USE OF INDEPENDENT THIRD-PARTY CONSULTANT
For 2021, the Committee re-engaged ClearBridge as its independent compensation consultant to: evaluate and assist in selecting an appropriate peer group; benchmark our executive compensation programs against the peer group and general market survey data; provide input on our executive compensation plan design and equity usage and allocation; assist with the Committee’s compensation risk assessment; and provide information regarding general compensation market trends.
USE OF PEER AND SURVEY DATA TO ENSURE REASONABLE COMPENSATION
The Committee utilized a combination of peer group benchmarking and general market survey data in setting 2021 compensation for Messrs. Eyler, Anversa and Stocker and only market survey data for the other NEOs. While the Committee does not target a certain percentile, the 50th percentile is generally used as a reference point. The Committee did not change the Company’s peer group for 2021. The Committee considers the following companies to be comparable to Gentherm based on revenue, enterprise value and industry.
CTS Corporation (CTS)	Dorman Products, Inc. (DORM)	Fabrinet (FN)
Gentex Corp. (GNTX)	Kimball Electronics, Inc. (KE)	LCI Industries (LCII)
Littelfuse, Inc. (LFUS)	Methode Electronics, Inc. (MEI)	Modine Manufacturing Company (MOD)
Shiloh Industries, Inc. (SHLO)	Standard Motor Products, Inc. (SMP)	Stoneridge, Inc. (SRI)
Superior Industries International, Inc. (SUP)
Compensation Policies
RECENTLY ENHANCED STOCK OWNERSHIP GUIDELINES
In February 2019, we enhanced our stock ownership guidelines by expanding the covered persons and increasing the amount of the ownership requirement. Our Chief Executive Officer is required to own shares of our common stock having a value equal to 300% of base salary, and other executive officers and designated employees are required to own shares of our common stock have a value equal to 100% of base salary. Non-executive directors are required to own common stock having a value of at least five times the base annual cash retainer (excluding other additional cash retainers).
In August 2021, we further amended our guidelines to, among other things, require that all persons covered by the guidelines must retain all shares that vest pursuant to equity awards granted by the Company until the ownership level above is met. Previously, the guidelines provided that all covered persons must meet the minimum amount of holdings within five years.
As amended, shares included for compliance include shares held by directors individually, jointly or indirectly with his or her family members, or in a trust for the economic benefit of the director or his or her family members, and the value of unvested restricted stock, RSUs and earned (but unvested) PSUs also are included for purposes of the compliance test.
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The Committee is responsible for reviewing any non-compliance with the stock ownership requirements and has the discretion to enforce the requirements. Compliance with the stock ownership requirement is computed on or about May 31 each year and is based on the 30-trading day average closing price of our common stock on such date. As of December 31, 2021, no executive officers and one non-executive director was subject to the requirement to retain all shares that vest pursuant to equity awards granted by the Company until the ownership level above is met.
COMPENSATION RISK ASSESSMENT
The Committee oversees a risk assessment of the Company’s compensation programs. In 2021, management and ClearBridge reviewed all Company-wide programs and policies, discussed the design features, assessed the levels of risk of such programs and presented key findings and observations to the Committee. The Committee concluded, based on the assessment, that our compensation programs and policies do not encourage excessive risk-taking behaviors that are reasonably likely to have a material adverse effect on the Company. The Committee believes that the Company’s incentive compensation programs contain appropriate risk mitigation and governance features to align executives with long-term shareholder value creation, including implementation of a clawback policy, stock ownership guidelines and prohibitions on hedging and pledging.
TIMING AND PRICING OF EQUITY GRANTS
The Committee does not coordinate the timing of equity grants with the release of material non-public information. The Committee usually considers equity awards for executive officers in the first quarter of the year and for new hires as applicable.
To minimize the impact of stock price volatility on the size of equity grants to our NEOs and non-employee directors in 2021, the Committee divided target award values by trailing average closing prices (rather than the grant date closing price) to determine the number of shares underlying each award.
In accordance with the 2013 Equity Plan, the exercise or base price of stock option or stock appreciation rights (“SAR”) awards is at least 100% of the fair market value of our common stock on the grant date (which is not earlier than the date the Committee approves such award). The Committee is authorized to modify, extend or renew outstanding stock options or SARs or accept the cancellation or surrender of such awards. However, the 2013 Equity Plan prohibits direct repricings (lowering the exercise price of a stock option or the base price of a SAR) and indirect repricings (cancelling an outstanding stock option or SAR and granting a replacement or substitute stock option or SAR with a lower exercise or base price, or otherwise exchanging such awards for cash, stock options, SARs or other awards).
PROHIBITION ON HEDGING AND PLEDGING
In addition to the restrictions set forth in SEC regulations, the Company’s Insider Trading Policy prohibits our employees (including officers) or directors from hedging Company securities. The policy also prohibits pledging Company securities or holding Company securities in a margin account.
CLAWBACK POLICY
Under the Company’s Clawback Policy, in the event the Company is required to make an accounting restatement to correct an error that is material to its previously issued financial statements under applicable securities laws, and the Committee has determined that any bonus, retention award, or incentive compensation has, based on the erroneous financial statements, been paid to any executive officer who knowingly or through gross negligence engaged in the activity that caused such restatement to be necessary, or who knowingly or through gross negligence failed to prevent such activity, the Committee has the discretion to take such action as it deems necessary to recover the compensation so paid, remedy the misconduct, and prevent its recurrence. The Clawback Policy gives the Committee authority to seek reimbursement of bonuses, retention awards, and other incentive compensation paid to an affected executive officer, cancellation of any equity awards granted to such officer, and reimbursement of any gains realized by such officer on the exercise of rights attributable to such awards. The amount recoverable in each case is limited to the extent to which such bonus, retention award, or amount of incentive compensation was calculated based upon the achievement of certain financial results that were subsequently reduced due to a restatement. The recovery period under the Clawback Policy is three full
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years preceding and including the date the Board concludes, or reasonably should have concluded based on evidence available to it, that the Company’s financial statements contained a material error.
Tax and Accounting Implications
DEDUCTIBILITY OF EXECUTIVE COMPENSATION
Section 162(m) of the Code provides that annual compensation in excess of $1 million paid to a “covered employee” is not deductible by the company for federal income tax purposes. To maintain flexibility in compensating the Company’s executive officers to meet a variety of objectives, the Committee reserves the right to compensate Company executives in amounts deemed appropriate and competitive, regardless of whether such compensation is deductible for federal income tax purposes. Section 162(m) of the Code is expected to prevent the Company from deducting a portion of the compensation paid to our NEOs in 2022.
NONQUALIFIED DEFERRED COMPENSATION
Section 409A of the Code provides that amounts deferred under nonqualified deferred compensation arrangements will be included in an employee’s income when vested, as well as be subject to additional taxes, penalties and interest, unless certain requirements are complied with. The Company believes that its compensation arrangements satisfy, or are exempt from, the requirements of Section 409A.
CHANGE IN CONTROL PAYMENTS
If a company makes “parachute payments,” Section 280G of the Code prohibits the company from deducting the portion of the parachute payments constituting “excess parachute payments” and Section 4999 of the Code imposes on the payee a 20% excise tax on the excess parachute payments. For this purpose, parachute payments generally are defined as payments to specified persons that are contingent upon a change in control in an amount equal to or greater than three times the person’s base amount (i.e., the five-year average Form W-2 compensation). The excess parachute payments, which are nondeductible and subject to a 20% excise tax, equal the portion of the parachute payments that exceeds one times the payee’s base amount. If a covered employee receives excess parachute payments in any year, the $1 million deduction limitation applicable to the covered employee for such year under Section 162(m) of the Code is reduced (but not below zero) by the amount of the excess parachute payments.
The employment contracts with our NEOs and the Company’s equity incentive plans may entitle participants to receive payments in connection with a change in control that may result in excess parachute payments. The Company is not obligated to pay any tax gross-ups with respect to the excise tax imposed on any person who receives excess parachute payments.
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Compensation and Talent Committee Report
The Compensation and Talent Committee has reviewed and discussed the Compensation Discussion and Analysis (“CD&A”) in this proxy statement with management, including Messrs. Eyler and Anversa. Based on such review and discussion, the Committee recommended to the Board that the CD&A be included in the Company’s annual report on Form 10-K for the year ended December 31, 2021 and the proxy statement for the 2022 annual meeting.
The Compensation and Talent Committee
Yvonne Hao, Chair
Charles Kummeth
John Stacey
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Named Executive Officer Compensation Tables
Summary Compensation Table for 2021
The table below summarizes the total compensation paid to or earned by the NEOs in 2021, 2020 and 2019.
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Phillip M. Eyler President and Chief Executive Officer	2021	862,500	—	3,801,502	1,000,500	308,475	5,972,977
	2020	840,000	—	2,650,016	630,000	200,557	4,320,573
	2019	800,000	—	2,965,312	864,800	303,570	4,933,683
Matteo Anversa Executive Vice President of Finance, Chief Financial Officer and Treasurer	2021	537,425	—	712,854	326,340	33,750	1,610,369
	2020	518,000	—	473,260	233,100	143,962	1,368,322
	2019	500,000	550,000	1,014,794	316,400	338,451	2,719,645
Matt Fisch(5) Senior Vice President, Chief Technology Officer	2021	424,338	125,000	475,223	213,725	28,700	1,266,986
	2020	306,728	125,000	702,986	114,557	498,630	1,747,901
Thomas Stocker(6) Senior Vice President and General Manager, Digital Interiors and Battery Performance Solutions and Managing Director of Europe	2021	488,685	—	594,118	246,135	32,800	1,361,738
Hui (Helen) Xu Senior Vice President and General Manager, Climate and Comfort Solutions and Managing Director of Asia	2021	396,550	—	475,223	200,200	258,299	1,330,271
Paul Giberson(6)(7) Former Senior Vice President, Global Sales	2021	311,300	—	475,223	—	996,732	1,783,255
	2020	357,000	—	378,621	133,875	617,383	1,486,879
	2019	340,000	—	447,656	185,500	369,493	1,342,649
(1)	Amounts reported reflect cash sign-on bonuses.
(2)
Amounts reported reflect the aggregate grant date fair value of RSUs and PSUs granted to the NEOs under the 2013 Equity Plan. 40% of the awards are time-vested RSUs and 60% are PSUs. For 2021, 20% of such PSUs are earned based on Relative TSR achievement, 40% are earned based on ROIC achievement and 40% are earned based on Adjusted EBITDA achievement.

Under FASB ASC Topic 718, the provisions of the PSUs that vest upon the achievement of Relative TSR are considered a market condition, and therefore the effect of that market condition is reflected in the grant date fair value for this portion award. A third party was engaged to complete a “Monte Carlo simulation” to account for the market condition. That simulation takes into account the beginning stock price of our common stock, the expected volatilities for the TSR comparator group, the expected volatilities for the Company’s stock price, correlation coefficients, the expected risk-free rate of return and the expected dividend yield of the Company and the comparator group. The single grant-date fair value computed by this valuation method is recognized by the Company in accounting for the awards regardless of the actual future outcome of the Relative TSR feature. Therefore, there is no separate maximum grant-date fair value reported with respect to the Relative TSR PSUs.
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The grant date fair value of the remaining PSUs and RSUs are calculated as the closing price of our common stock as quoted on Nasdaq on the grant date multiplied by the number of shares subject to the award. Each of ROIC and Adjusted EBITDA is considered a performance condition and the grant-date fair value used in this table for ROIC and Adjusted EBITDA PSUs corresponds with management's expectation of the probable outcome of the performance condition as of the grant date. The maximum grant-date fair value for the ROIC and Adjusted EBITDA PSUs granted in 2021 are as follows: Mr. Eyler, $1,721,117 for each measure (compared to $860,559 for each measure in the table); Mr. Anversa, $322,729 for each measure (compared to $161,365 for each measure included in the table); Mr. Fisch, $215,100 for each measure (compared to $107,550 for each measure in the table); Mr. Stocker, $268,994 for each measure (compared to $134,497 for each measure in the table); Ms. Xu, $215,100 for each measure (compared to $107,550 for each measure in the table); and Mr. Giberson, $215,100 for each measure (compared to $107,550 for each measure in the table).
(3)
Amounts reported for each year reflect non-equity incentive compensation earned in that year, although paid in the subsequent year. Bonuses under the 2021 Senior Level Bonus Plan were paid in March 2022. All amounts reported for 2021, 2020 and 2019 include payments under the Senior Level Bonus Plan for such year.

(4)	The table below details the amounts reported as all other compensation for 2021.
In connection with her international assignment in China, Ms. Xu’s automobile amount below also includes the services of a driver, and the amounts reported as temporary relocation benefits include tax preparation services and reimbursement for education and housing expenses.
In connection with his temporary relocation to Germany until July 2021, amounts reported as temporary relocation benefits below for Mr. Giberson include an international goods and services allowance of $13,809; a housing allowance of $47,366; storage and relocation upon repatriation of $54,971, and $1,000 for tax preparation services. Post-employment consulting fees for Mr. Giberson reflect payment to Mr. Giberson of compensation for consulting services from the date his employment ended through December 31, 2021.
The tax benefits reported below reflect (i) $149,531 in foreign tax obligations and $15,608 in tax equalization payments to Ms. Xu related to her international assignment and (ii) for Mr. Giberson, $35,655 for taxes associated with the post-employment consulting fees, $700,666 to cover his foreign tax obligations and $57,431 to cover associated income taxes for his temporary relocation benefits.
Name	Deferred Compensation Plan ($)	Retirement and HSA Matching ($)	Automobile Lease or Allowance ($)	Mobile Phone Allowance ($)	Membership and Subscription Fees ($)	Temporary Relocation Benefits ($)	Post- employment Consulting Fees ($)	Tax Benefits ($)
Phillip M. Eyler	261,000	11,600	26,482	600	8,793	—	—	—
Matteo Anversa	—	12,600	20,550	600	—	—	—	—
Matt Fisch	—	11,600	16,500	600	—	—	—	—
Thomas Stocker	—	15,682	17,118	—	—	—	—	—
Hui (Helen)Xu	—	9,856	45,949	600	—	36,755	—	165,139
Paul Giberson	—	7,902	17,848	—	10,084	117,147	50,000	793,752
(5)	Mr. Fisch joined the Company in April 2020; as a result, his salary and target bonus (non-equity incentive plan compensation) were prorated for the partial year.
(6)
All cash payments reported for Mr. Stocker and certain cash payments reported for Mr. Giberson were paid in Euros and were converted to US Dollars for purposes of this table using the 2021 average exchange rate of EUR 1 = 1.183 USD.

(7)
Mr. Giberson resigned effective October 31, 2021. In connection with his separation from the Company, all unvested awards (including unvested, outstanding options) automatically terminated on his separation date.

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NARRATIVE DISCUSSION OF SUMMARY COMPENSATION TABLE
Employment Contracts
We typically enter into employment contracts with our NEOs that summarize basic terms of their employment, including their initial base salaries, sign-on bonus, if any, benefits and participation in the Senior Level Bonus Plan and long-term incentive program. The employment contracts do not provide for a fixed duration, and our NEOs are at-will employees of the Company.
NEO	Employment Agreement or Offer Letter
Mr. Eyler
> On September 18, 2017, the Company and Mr. Eyler entered into a written agreement concerning Mr. Eyler’s employment (the “Eyler Contract”).
> The Eyler Contract provides for an initial annual base salary of $750,000, subject to periodic review and increase, eligibility for bonus compensation, with a target bonus of 100% of annual base salary, and other ancillary benefits, such as paid vacation, use of a Company-leased automobile and health and welfare benefits, generally consistent with those provided to other Company executive officers.

Mr. Anversa
> On October 22, 2018, the Company and Mr. Anversa entered into a written agreement concerning Mr. Anversa’s employment (the “Anversa Contract”).
> The Anversa Contract provides for an initial annual base salary of $500,000, subject to periodic review and increase, eligibility for bonus compensation, with a target bonus of 60% of annual base salary, and other ancillary benefits, such as paid vacation, use of a Company-leased automobile and health and welfare benefits, generally consistent with those provided to other Company executive officers.
> The Company reimbursed Mr. Anversa for the costs of relocating his principal residence to the Northville, Michigan area in accordance with the Company’s policy applicable to other Company executive officers. Under the terms of the Anversa Contract, Mr. Anversa received a make-whole bonus of $550,000.

Mr. Fisch
> On February 5, 2020, the Company extended a letter of employment to Mr. Fisch.
> The Fisch offer letter provided an initial base salary of $415,000, eligibility for bonus compensation, with a target bonus of 50% of annual base salary, eligibility for equity compensation at the discretion of the Board, generally on the same terms and conditions as other executive officers, other ancillary benefits, including benefits under the Company’s welfare benefit programs generally as provided to other executive officers, car allowance, and relocation benefits.
> Mr. Fisch also received a make-whole bonus of $125,000 on the date of hire, and $125,000 on the anniversary date of his date of hire, and a make-whole equity award of $250,000 in time-based RSUs that vest over three years on the anniversary date of hire.

Mr. Stocker
> On July 5, 2019, Gentherm GmbH and Mr. Stocker entered into a written agreement concerning Mr. Stocker’s employment (the “Stocker Contract”).
> The Stocker Contract provides for an initial annual base salary of €400,000 (approximately $473,200, based on the 2021 average Euro to U.S. Dollar exchange rate of 1.183 in 2021), eligibility for bonus compensation, with a target bonus of 50% of annual base salary and other ancillary benefits, such as paid vacation and use of a Company-owned automobile, generally consistent with those provided to other Company executive officers.

Ms. Xu
> On August 6, 2019, the Company extended a letter of employment to Ms. Xu.
> The Xu offer letter provided an initial base salary of $385,000, eligibility for bonus compensation, with a target bonus of 50% of annual base salary, eligibility for equity compensation at the discretion of the Board, generally on the same terms and conditions as other executive officers, other ancillary benefits, including benefits under the Company’s welfare benefit programs generally as provided to other executive officers. In addition, Ms. Xu received benefits associated with her international assignment, including a car and driver, tax services support and tax equalization to the United States, and up to $25,000 to be used for housing and children’s education benefits.
> Ms. Xu also received a make-whole bonus of $50,000 on the date of hire, and a make-whole equity award of $150,000 in time-based RSUs that vest over three years on the anniversary date of hire.

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NEO	Employment Agreement or Offer Letter
Mr. Giberson
> The Giberson Contract provided for an initial annual base salary of $340,000, subject to periodic review and increase, eligibility for bonus compensation, with a target bonus of 50% of annual base salary, eligibility for equity compensation at the discretion of the Board, generally on the same terms and conditions as other executive officers (although the award size can vary), other ancillary benefits, including benefits under the Company’s welfare benefit programs generally as provided to other executive officers, use of a Company-leased car and certain housing expenses and relocation benefits specifically related to his relocation arrangement.
> Mr. Giberson’s resigned effective October 31, 2021. To support a reasonable transition and knowledge transfer, Mr. Giberson agreed to provide consulting services to Gentherm to the extent requested by Gentherm through December 31, 2021. In consideration for Mr. Giberson’s commitment and time, Gentherm made a $50,000 lump sum payment to Mr. Giberson. Following termination of employment, Mr. Giberson continues to have limited tax-related benefits under the Giberson Contract, but all other payment of accrued wages, benefits and other employment privileges ended as of October 31, 2021. Mr. Giberson was not eligible to receive a bonus payment under the 2021 Senior Level Performance Bonus Plan because he was not employed with the Company at the time of payment. Mr. Giberson forfeited any unvested or unearned equity awards as of his separation date. His vested options continued to be exercisable for 90 days following his separation date.

Employment Contract Amendments in 2021
In 2021, we amended the employment contracts with our NEOs (other than Mr. Eyler) to address severance and change in control termination benefits. See “Named Executive Officer Compensation Tables – Potential Payments Upon Termination or Change in Control” for information regarding the potential payments and benefits payable to our NEOs following a termination of employment under their employment agreements, including as a result of such amendments.
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Grants of Plan-Based Awards in 2021
The following table provides information about equity and non-equity awards granted to the NEOs in 2021. All equity awards were made under the 2013 Equity Plan.
Name	Grant Date		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards ($)(6)
		Board Approval Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Phillip M. Eyler	—	(1)	250,125	1,000,500	2,001,000	—	—	—	—	—
	3/12/2021(2)	3/12/2021	—	—	—	2,707	5,413	10,826	—	645,987
	3/12/2021(3)	3/12/2021	—	—	—	5,413	10,826	21,652	—	860,559
	3/12/2021(4)	3/12/2021	—	—	—	5,413	10,826	21,652	—	860,559
	3/12/2021(5)	3/12/2021	—	—	—	—	—	—	18,045	1,434,397
Matteo Anversa	—	(1)	81,585	326,340	652,680	—	—	—	—	—
	3/12/2021(2)	3/12/2021	—	—	—	508	1,015	2,030	—	121,130
	3/12/2021(3)	3/12/2021	—	—	—	1,015	2,030	4,060	—	161,365
	3/12/2021(4)	3/12/2021	—	—	—	1,015	2,030	4,060	—	161,365
	3/12/2021(5)	3/12/2021	—	—	—	—	—	—	3,384	268,994
Matt Fisch	—	(1)	53,431	213,725	427,450	—	—	—	—	—
	3/12/2021(2)	3/12/2021	—	—	—	339	677	1,354	—	80,793
	3/12/2021(3)	3/12/2021	—	—	—	677	1,353	2,706	—	107,550
	3/12/2021(4)	3/12/2021	—	—	—	677	1,353	2,706	—	107,550
	3/12/2021(5)	3/12/2021	—	—	—	—	—	—	2,256	179,329
Thomas Stocker	—	(1)	61,516	246,064	492,128	—	—	—	—	—
	3/12/2021(2)	3/12/2021	—	—	—	423	846	1,692	—	100,962
	3/12/2021(3)	3/12/2021	—	—	—	846	1,692	3,384	—	134,497
	3/12/2021(4)	3/12/2021	—	—	—	846	1,692	3,384	—	134,497
	3/12/2021(5)	3/12/2021	—	—	—				2,820	224,162
Hui (Helen) Xu	—	(1)	50,050	200,200	400,400	—	—	—	—	—
	3/12/2021(2)	3/12/2021	—	—	—	339	677	1,354	—	80,793
	3/12/2021(3)	3/12/2021	—	—	—	677	1,353	2,706	—	107,550
	3/12/2021(4)	3/12/2021	—	—	—	677	1,353	2,706		107,550
	3/12/2021(5)	3/12/2021	—	—	—	—	—	—	2,256	179,329
Paul Giberson(7)	—	(1)	46,375	185,500	371,000	—	—	—	—	—
	3/12/2021(2)	3/12/2021	—	—	—	339	677	1,354	—	80,793
	3/12/2021(3)	3/12/2021	—	—	—	677	1,353	2,706	—	107,550
	3/12/2021(4)	3/12/2021	—	—	—	677	1,353	2,706	—	107,550
	3/12/2021(5)	3/12/2021	—	—	—	—	—	—	2,256	179,329
(1)
Represents possible payouts under the Company’s 2021 Senior Level Bonus Plan. Threshold performance reflects earned performance at the threshold level for one of the two Company performance metrics. Actual bonuses earned for 2021 are disclosed in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table for 2021.

(2)	PSUs that are earned and vest based on Relative TSR performance metric.
(3)	PSUs that are earned and vest based on ROIC performance metric.
(4)	PSUs that are earned and vest based on Adjusted EBITDA performance metric.
(5)	Time-vested RSUs.
(6)
The PSUs granted on March 12, 2021 that vest based on Relative TSR had a grant-date fair value of $119.34 per target share, as computed under FASB ASC Topic 718 using a Monte Carlo simulation. The PSUs granted on March 12, 2021 that vest based on ROIC and Adjusted EBITDA, and the RSUs granted on March 12, 2021 that are time-vested, have a grant-date fair value of $79.49 per share (per target share, with respect to ROIC PSUs and Adjusted EBITDA), which was the closing price of our common stock as quoted on Nasdaq on the grant date. See Note 2 to the Summary Compensation Table for 2021.

(7)
Mr. Giberson resigned effective October 31, 2021. In connection with his separation from the Company, all unvested awards (including unvested, outstanding options) automatically terminated on his separation date.

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NARRATIVE DISCUSSION OF GRANTS OF PLAN-BASED AWARDS IN 2021
PSUs – Relative TSR. 20% of the grant value of PSUs awarded to the NEOs in 2021 will be earned and vest based upon Relative TSR, defined as stock price appreciation plus reinvested dividends, versus a custom comparator group at the end of three years, provided such person’s employment is continuing on such earning and vesting date. The beginning stock price for the Relative TSR performance goal is equal to the closing stock price for the Company’s common stock on the Relative TSR PSU’s grant date and will be compared to the 20-trading-day average closing stock price for the common stock ending on the third anniversary of the grant date. The Relative TSR PSUs are earned from 50% to 200% of target based on actual performance, which thereafter represents the right to receive one share of the Company’s common stock for each PSU.
PSUs – ROIC. 40% of the grant value of PSUs awarded to the NEOs in 2021 will be earned and vest based upon ROIC measured in 2023, provided such person’s employment continues on such earning and vesting date. The ROIC PSUs are earned from 50% to 200% of target based on actual performance, which thereafter represents the right to receive one share of the Company’s common stock for each PSU.
PSUs – Adjusted EBITDA. 40% of the grant value of PSUs awarded to the NEOs in 2021 will be earned and vest based upon three-year cumulative Adjusted EBITDA, provided such person’s employment continues on such earning and vesting date. The Adjusted EBITDA PSUs are earned from 50% to 200% of target based on actual performance, which thereafter represents the right to receive one share of the Company’s common stock for each PSU.
Time-Vested RSUs. The time-vested RSUs awarded to the NEOs in 2021 vest in three equal installments on the first through third anniversaries of the grant date, provided such person’s employment continues on each vesting date. Each time-vested RSU represents the right to receive one share of the Company’s common stock upon vesting.
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Outstanding Equity Awards at December 31, 2021
The following table presents information on the unexercised option awards and unvested stock awards held by the NEOs as of December 31, 2021.
						Stock Awards
		Option Awards				Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Oher Rights That Have Not Vested (#)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
		Number of Securities Underlying Unexercised Options (#)		Option Exercise Price ($)	Option Expiration Date
Name	Grant Date	Exercisable	Unexercisable
Phillip M. Eyler	12/4/2017(1)	162,500	—	35.50	12/04/2024	—	—	—	—
	2/25/2019(2)	—	—	—	—	8,389	729,004	56,625	4,920,713
	3/12/2020(2)	—	—	—	—	18,354	1,594,963	82,584	7,176,550
	3/12/2021(2)	—	—	—	—	18,045	1,568,111	27,065	2,351,949
Matteo Anversa	1/02/2019(2)	—	—	—	—	1,346	116,967	8,723	757,987
	2/25/2019(2)	—	—	—	—	1,583	137,563	10,685	928,527
	3/12/2020(2)	—	—	—	—	3,278	284,858	14,748	1,281,601
	3/12/2021(2)	—	—	—	—	3,384	294,070	5,075	441,018
Matt Fisch	4/6/2020(2)	—	—	—	—	8,742	759,680	15,344	1,333,394
	3/12/2021(2)	—	—	—	—	2,256	196,046	3,384	294,026
Thomas Stocker	9/01/2019(2)	—	—	—	—	2,190	190,311	—	—
	3/12/2020(2)	—	—	—	—	3,278	284,858	14,748	1,281,601
	3/12/2021(2)	—	—	—	—	2,820	245,058	4,230	367,587
Hui (Helen) Xu	11/04/2019(2)	—	—	—	—	1,166	101,325	—	—
	3/12/2020(2)	—	—	—	—	2,622	227,852	11,800	1,025,420
	3/12/2021(2)	—	—	—	—	2,256	196,046	3,384	294,026
Paul Giberson(5)	—	—	—	—	—	—	—	—	—
(1)
Outstanding stock options held by the NEOs vest in four equal installments on the first through fourth anniversaries of the grant date, except for the stock options held by Paul Giberson that were granted on February 22, 2017, which stock options vest in five equal installments on the first through fifth anniversaries of the grant date, in each case provided such person’s employment is continuing on each such vesting date. See footnote 5 below.

(2)
RSUs granted to the NEOs in 2019, 2020 and 2021 vest ratably over three years, with one third vesting on each anniversary of the grant date, in each case provided such person’s employment is continuing on each such vesting date.

(3)	Based on the closing price of our common stock as quoted on Nasdaq on December 31, 2021, which was $86.90.
(4)
Represents outstanding Relative TSR, ROIC and Adjusted EBITDA PSUs with performance conditions that have not yet been satisfied. The number of PSUs has been calculated for purposes of this table based on the assumption that (i) maximum performance and target performance will be achieved for the 2019 Relative TSR and ROIC PSUs, respectively, (ii) maximum performance will be achieved for both the 2020 Relative TSR and ROIC PSUs and (iii) maximum performance, target performance and threshold performance will be achieved for the 2021 Relative TSR, ROIC and Adjusted EBITDA PSUs, respectively. Based on actual 2021 ROIC and actual Relative TSR performance for the periods from January 2, 2019 to January 2, 2022 and February 25, 2019 to February 25, 2022, on March 7, 2022, the Compensation and Talent Committee determined that 2019 ROIC PSUs were earned at 95% and the 2019 Relative TSR PSUs were earned at 188% for the period from January 2, 2019 to January 2, 2022 and 200% for the period from February 25, 2019 to February 25, 2022.

(5)
Mr. Giberson resigned effective October 31, 2021. In connection with his separation from the Company, all unvested awards (including unvested, outstanding options) automatically terminated on his separation date.

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Option Exercises and Stock Vested in 2021
The following table provides information on the value realized by the NEOs on the exercise of option awards and the vesting of stock awards in 2021. The number of shares acquired and the value realized for each award excludes the payment of any fees, commissions or taxes.
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Phillip M. Eyler	50,000	2,172,654	17,566	1,338,424
Matteo Anversa	—	—	4,568	332,999
Matt Fisch	—	—	4,371	334,294
Thomas Stocker	—	—	3,829	317,853
Hui (Helen) Xu	—	—	2,477	200,466
Paul Giberson	39,000	1,313,404	13,148	932,110
(1)	Based on the number of stock options exercised multiplied by the difference between (A) the purchase price received upon sale of the underlying shares and (B) the exercise price.
(2)	Based on the number of shares of restricted stock or RSUs vested multiplied by the closing price of our common stock as quoted on Nasdaq on the date of vesting.
Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans
Name	Executive Contributions in 2021 ($)	Registrant Contributions in 2021 ($)(1)	Aggregate Earnings in 2021 ($)	Aggregate Withdrawals/ Distributions in 2021 ($)	Aggregate Balance as of December 31, 2021 ($)(2)
Phillip M. Eyler	34,500	261,000	98,195	—	713,737
(1)
Represents Company contributions for the benefit of Mr. Eyler to the Deferred Compensation Plan pursuant to the Eyler DC Agreement for 2021 performance and credited to Mr. Eyler’s account in 2022. This amount is reported as “All Other Compensation” in the Summary Compensation Table for 2021.

(2)
These amounts are as of December 31, 2021 and do not take into account the amounts in the “Registrant Contributions in 2021” column in the table above that were accrued during fiscal year 2021 but were credited to the Mr. Eyler’s account in 2022. The balance includes $252,800 and $148,200 in Company contributions included in the Summary Compensation Table for 2019 and 2020, respectively.

See “Compensation Discussion and Analysis—Performance-Based Defined Contribution Deferred Compensation Plan” for a discussion of contributions paid for the benefit of Mr. Eyler to the Deferred Compensation Plan pursuant to the Eyler DC Agreement.
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Potential Payments Upon Termination or Change In Control
EMPLOYMENT CONTRACTS, AS AMENDED IN 2021
We have employment contracts with each of our NEOs that were in effect as of December 31, 2021 and provide for potential payments upon a termination or change in control and, in some cases, acceleration of vesting and extended exercisability of equity awards upon specified events.
For each person, receipt of severance is conditioned upon execution of a general release of claims, which becomes irrevocable, for the benefit of the Company and, for Messrs. Eyler and Anversa, subject to continued compliance with non-competition and non-solicitation requirements for 12 months after the termination of employment.
	Termination without “cause” or by person for “good reason”				Termination without “cause” or by person for “good reason” from signing agreement to 12 months following change in control
	Lump-sum cash payments	Health and welfare benefits	Outplacement services	Acceleration of unvested equity	Lump-sum cash payments	Health and welfare benefits	Outplacement services	Acceleration of unvested equity
Eyler	12 months of salary + 1 year of target bonus + pro-rata current bonus (min of target bonus)	12 months	50,000	New hire awards Equity scheduled to vest within 12 months	24 months of salary + 2 years of target bonus Pro-rata current bonus (min of target)	24 months	50,000	All
Anversa	12 months of salary + 1 year of target bonus + pro-rata current bonus	12 months	50,000	New hire awards Equity scheduled to vest within 12 months	24 months of salary + 2 years of target bonus	18 months	50,000	New hire awards Equity scheduled to vest within 12 months
Fisch	1 year of salary + pro-rata current bonus at target	1 year	―	―	2 years of salary + 2 years of target bonus	18 months	―	―
Stocker	Pro-rata current bonus at actual(1)	―	―	―	2 years of salary + 2 years of target bonus	―	―	―
Xu	1 year of salary + pro-rata current bonus at target	1 year	―	―	2 years of salary + 2 years of target bonus	18 months	―	―
(1)
Mr. Stocker’s employment contact (governed by German law) provides that he is entitled to a prorated bonus in the year of termination and provides for a six-month notification period for a termination of employment. Upon any such termination, he will receive severance in accordance with German law, which is negotiated at the time of termination and is dependent on the specific facts and circumstances at the time of departure.

2021 SENIOR LEVEL BONUS PLAN
Under the terms of the 2021 Senior Level Bonus Plan, named executive officers are eligible for the following bonus payments upon a termination for the following events:
Death	Disability (more than 30 days)	Voluntary (no qualified retirement)	Voluntary (qualified retirement)	Cause	Without Cause
Pro rata	Pro rata - for quarters working more than 60 days	None	Committee has discretion to pay either none or pro rata	None	Committee has discretion to pay either none or pro rata
If there is a “change in control” and an NEO is terminated within six months of such change in control for any reason other than for intentional acts of material misconduct or omission in carrying out the duties and responsibilities of his or her position, a bonus will be paid equal to his or her target bonus percentage
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for the performance period in which the change in control occurred multiplied by the greater of his or her annual base salary in effect on the date of employment termination or the date of the change in control.
EQUITY COMPENSATION PLANS AND AWARD AGREEMENTS
Outstanding awards of restricted stock, PSUs, RSUs and stock options as of December 31, 2021 were granted under the 2013 Equity Plan and the related award agreements, which provide for specified treatment upon a termination for the following events:
Any termination except death (Unvested equity)	Termination other than “for cause” (Vested stock options)	Termination “for cause” (Vested stock options)
Forfeited (except per employment agreement or offer letter)	Exercisable for 90 days after termination (or shorter period for expiration date)	Forfeited
If the NEO’s employment is terminated by the Company without “cause” or by the NEO for “good reason” (each as defined in the award agreement) within 12 months of the change in control, the outstanding RSUs will vest as of the termination date. In the event of a “change in control” of the Company (as defined in the 2013 Equity Plan), the number of PSUs that will vest will be calculated based on actual performance through the change in control for PSUs based on Relative TSR, and will be calculated at target for PSUs based on ROIC or Adjusted EBITDA. Such PSUs will vest on the earlier of (i) the normal vesting date or (ii) the termination date if the NEO’s employment is terminated by the Company without “cause” or by the NEO for “good reason”.
If the NEO’s employment is terminated due to death or disability prior to the normal vesting date, the unvested RSUs and target PSUs shall become vested as of the date of termination of employment.
Notwithstanding the foregoing, the Compensation and Talent Committee retains discretionary authority to accelerate the vesting of outstanding equity awards, in whole or in part, (A) if a termination is due to a participant’s death, permanent disability or retirement, is by the Company or a subsidiary of the Company without cause, or is by agreement of the parties; or (B) upon or in anticipation of a change in control.
DEFERRED COMPENSATION ARRANGEMENTS
The Eyler DC Agreement provides that Mr. Eyler will become immediately vested in the performance-based award granted thereunder ($552,961 as of December 31, 2021) upon his death or “disability” (as defined in the Deferred Compensation Plan) or upon a “change in control” (as defined in the Deferred Compensation Plan).
CHANGE OF CONTROL/SEVERANCE PAYMENT TABLE
The following table estimates the potential payments and benefits from the Company or its successor (or, in the case of Mr. Stocker, Gentherm GmbH) to the NEOs upon termination of employment or a change of control, assuming such event occurs on December 31, 2021. These estimates do not reflect the actual amounts that the Company would pay to such persons, which would be calculable only at the time that they become eligible for payment and would be payable only if the specified event occurs.
Items Not Reflected in Table. The table below does not include (1) accrued salary, accrued bonus and paid time off, (2) amounts outstanding under the Company’s 401(k) Plan and (3) the immediate vesting on a change in control of the Company’s annual incentive contributions under the Eyler DC Agreement or the payment of vested amounts that are distributable thereunder upon termination of employment or a change in control.
Other Notes Applicable to Table.
>
The value of the acceleration of PSUs and RSUs is calculated as the closing price of our common stock on Nasdaq on December 31, 2021 ($86.90) multiplied by the number of unvested shares of common stock underlying such awards at December 31, 2021.

>
The value of the acceleration of stock options is calculated as (A) the difference between (i) the closing price of our common stock on Nasdaq on December 31, 2021 ($86.90) and (ii) the exercise or base price of the stock options (B) multiplied by the number of unvested shares of common stock underlying such awards at December 31, 2020 (with negative amounts treated as having zero value).

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>	The table does not reflect the intrinsic value of vested stock options, which could be calculated using the information set forth in Outstanding Equity Awards at December 31, 2021 table.
>
Under the 2013 Equity Plan, the Compensation and Talent Committee has the authority to accelerate in full the vesting of the unvested portion of outstanding equity awards held by the NEOs; the table assumes the Compensation and Talent Committee does not utilize such discretion.

>
Under the 2021 Senior Level Bonus Plan, the Compensation and Talent Committee has discretion to pay pro rata bonuses in certain circumstances; the table assumes the Compensation and Talent Committee does not utilize such discretion.

>	For a termination following a change in control, the table below assumes the change in control event and the termination event occurs as of December 31, 2021.
>
Mr. Giberson resigned effective October 31, 2021 and received no severance benefits, except that Gentherm made a $50,000 lump sum payment to Mr. Giberson, net of applicable taxes, for consulting services to Gentherm to the extent requested by Gentherm through December 31, 2021. In connection with his resignation, all unvested awards automatically terminated on his separation date, and his vested and outstanding options remained exercisable until January 29, 2022. Following termination of employment, Mr. Giberson continues to have limited tax-related benefits under the Giberson Contract. Mr. Giberson was not eligible to receive a bonus payment under the 2021 Senior Level Performance Bonus Plan because he was not employed with the Company at the time of payment. Mr. Giberson forfeited any unvested or unearned equity awards as of his separation date. His vested options continued to be exercisable for 90 days following his separation date.

Executive	Payments Upon Termination	Termination without Cause or for Good Reason ($)	Change in Control plus Termination without Cause or for Good Reason ($)
Phillip M. Eyler	Severance amount	2,942,355(1)	4,834,210(2)
	Equity incentives (vesting accelerated)	5,329,664(3)	17,017,540(4)
	Total	8,272,019	21,851,750
Matteo Anversa	Severance amount	1,259,939(1)	1,810,518(2)
	Equity incentives (vesting accelerated)	1,640,324(3)	1,949,862(4)
	Total	2,900,263	3,760,380
Matt Fisch	Severance amount	655,678(1)	1,304,105(2)
	Equity incentives (vesting accelerated)	―	445,189(4)
	Total	655,678	1,749,294
Thomas Stocker(5)	Severance amount	246,135(6)	1,476,810(2)
	Equity incentives (vesting accelerated)	―	414,455(4)
	Total	246,135	1,891,265
Hui (Helen) Xu	Severance amount	621,759(1)	1,232,938(2)
	Equity incentives (vesting accelerated)	―	280,600(4)
	Total	621,759	1,513,538
(1)	Represents cash severance benefits per the employment contracts.
(2)	Represents enhanced cash severance in the event of a termination in the first 12 months following a change in control per the employment contracts.
(3)	Represents the acceleration of unvested equity per the Eyler and Anversa Contracts, as applicable.
(4)
Reflects accelerated vesting of RSUS and PSUs in the event of a termination in the first 12 months following a change in control under the award agreements, with the number of PSUs based on actual performance through the change in control for PSUs based on Relative TSR and at target for PSUs based on ROIC. For Messrs. Eyler and Anversa, also includes the acceleration of unvested equity upon termination without cause or for good reason under the Eyler Contract and the Anversa Contract, respectively.

(5)	Amounts reported in this table for Mr. Stocker were converted from Euros to US Dollars using the 2021 average exchange rate of EUR 1 = 1.183 USD.
(6)
Mr. Stocker’s employment contact (governed by German law) provides that he is entitled to a prorated bonus in the year of termination and provides for a six-month notification period for a termination of employment. Upon any such termination, he will receive severance in accordance with German law, which is negotiated at the time of termination and is dependent on the specific facts and circumstances at the time of departure.

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CEO Pay Ratio
GENTHERM EMPLOYEE POOL
The general profile of our global workforce is largely based on our manufacturing footprint. Approximately 95% of our workforce is located outside of the United States, with 89% of our workforce located in countries with relatively low prevailing wages, namely China, North Macedonia, Mexico, Ukraine and Vietnam. In addition, most of our employees are direct labor workers, meaning they work on our assembly lines or otherwise on the factory floor. We strive to create a competitive compensation program for each position in each of our geographic locations, so our compensation program varies significantly depending on pay practices in each local market.
As of December 31, 2021, our employee population was distributed as follows (all numbers are approximate):
China	1,456
Macedonia	1,845
Mexico	3,293
Ukraine	1,906
Vietnam	858
Total of Above Low Prevailing Wage Countries	9,358
All Other Countries	1,116
Total	10,474
As a result, the factors that influence the target and earned compensation of our Chief Executive Officer are significantly different from the factors that generally influence the compensation of our workforce. Our compensation practices vary from country to country to ensure alignment with local regulatory and market practices where we operate. Within each country, compensation is driven by responsibilities and accountabilities, skill level and other job-based factors. Given the large majority of our employees are performing jobs requiring lower-skill sets within countries having relatively low prevailing wages, we consistently find that our median employee necessarily is part of that group.
CEO ANNUAL TOTAL COMPENSATION
Mr. Eyler’s annual total compensation for 2021 was $5,972,977 as reported in the “Total” column of our Summary Compensation Table for 2021.
PAY RATIO
SEC rules for identifying the median employee and calculating the pay ratio allow companies to apply various methodologies and assumptions. As a result, our reported pay ratio may not be comparable to the pay ratio reported by other companies.
For 2021, our last completed fiscal year, the annual total compensation of the median employee of our Company (other than our Chief Executive Officer) was $14,482; consequently, for 2021 the ratio of the annual total compensation of Mr. Eyler, our Chief Executive Officer, to the annual total compensation of our median employee was 412 to 1.
Our median employee in 2020 and 2021 was a full-time employee located in China who remained in the same position for all of 2021.
The form and amount of our Chief Executive Officer’s annual total compensation is largely influenced by prevailing compensation practices in the United States, as well as the competitive market for senior executive talent in the United States. We believe it is useful to understand the relationship between the annual total compensation of our Chief Executive Officer and the annual total compensation of our median employee solely based on full-time employees in the United States.
For 2021, the annual total compensation of such median United States full-time employee (other than our CEO) was $89,640 and the ratio of the 2021 annual total compensation of Mr. Eyler to the total annual total compensation of such United States full-time employee was 67 to 1.
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METHODOLOGY USED TO DETERMINE MEDIAN EMPLOYEE AND ANNUAL TOTAL COMPENSATION OF MEDIAN EMPLOYEE/CEO
The rules pertaining to this CEO Pay Ratio disclosure permit us to use that same median employee for up to three years. During 2021, there were no changes in our employee population or employee compensation arrangements that we believed would significantly impact our pay ratio disclosure. Consequently, we did not identify a new median employee for 2021.
We are required to identify our median employee based on our worldwide workforce, without regard to their location, compensation arrangements or full-time or part-time employment status. For 2020, to identify our median employee, our Human Resources departments at each of our locations gathered employment data on every employee as of December 31, 2020. We used target total cash compensation (base cash compensation plus target bonus for eligible employees) and converted all amounts from each employee’s local currency to U.S. Dollars, without making cost-of-living adjustments. We determined that using annual base salary and target bonus level was a reasonable and appropriate compensation measure because cash-based compensation is distributed widely to our entire employee population. We generated a list of employees with the same level of target total cash compensation at the median. From that subset, we excluded employees who are no longer with the Company, at retirement age or were not employed by the Company for the full year. We further reduced that group to 10 employees using random sampling, ultimately identifying the median of that subset.
We applied the same methodology to identify our median United States full-time employee, except that we limited our employee population to full-time employees based in the United States and, on that basis, only one employee was identified at the median based on target total cash compensation.
For 2021, we gathered all other compensation elements, including overtime pay, position and shift premiums, productivity and other site-specific bonuses, allowances, and benefit payments made directly to our median employee and our median United States full-time employee in 2021, then calculated each such employee’s annual total compensation in the same manner used to calculate the amounts reported in the “Total” column of our Summary Compensation Table for 2021 for our NEOs.
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Related Person Transactions
POLICIES AND PROCEDURES
Under SEC rules, a related person transaction is any transaction or series of transactions in which the Company or a subsidiary is a participant, the amount involved exceeds $120,000 and a related person has a direct or indirect material interest. A “related person” is a director, officer, nominee for director or a more than 5% shareholder since the beginning of the Company’s last completed fiscal year, and any immediate family member of such person.
Pursuant to the Audit Committee charter and our Corporate Governance Guidelines, all proposed related person transactions must be submitted to the Audit Committee for approval, and only those related person transactions approved by the Audit Committee may be consummated. The Audit Committee approves only those transactions that are on terms comparable to, or more beneficial to the Company than, those that could be obtained in arm’s length dealings with an unrelated third party and that are otherwise in the best interests of the Company and its shareholders. If a director sitting on the Audit Committee or the Compensation and Talent Committee has any interest in a related person transaction presented to such Committee for approval, such director must abstain from the vote on whether to approve the transaction. The policy further requires that all related person transactions be disclosed to the full Board and, to the extent required by SEC rules, in our filings with the SEC.
2021 RELATED PERSON TRANSACTIONS
There were no related person transactions required to be reported for 2021.
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Security Ownership of Certain Beneficial Owners and Management
The following table sets forth information regarding the beneficial ownership (as defined in Rule 13d-3 of the Exchange Act) of our common stock as of April 8, 2022 by (A) each of the directors, director nominees and NEOs, (B) all of the directors and executive officers as a group, and (C) to our knowledge, beneficial owners of more than 5% of our common stock. As of April 8, 2022, there were 33,131,035 shares of our common stock outstanding. Unless otherwise indicated and subject to applicable community property laws, each owner has sole voting and investment powers with respect to the securities listed below.
Name of Beneficial Owner	Shares Owned(1)	Right to Acquire(2)	Total	Aggregate Percent of Class
Sophie Desormière	26,427	—	26,427	*
Philip Eyler	72,505	162,500	235,005	*
Yvonne Hao	16,830	—	16,830	*
David Heinzmann	5,489	—	5,489	*
Ronald Hundzinski	19,387	—	19,387	*
Charles Kummeth	10,061	—	10,061	*
Betsy Meter	3,788	—	3,788	*
Byron Shaw II	22,873	—	22,873	*
John Stacey	11,236	—	11,236	*
Matteo Anversa	18,692	—	18,692	*
Matt Fisch	7,476	—	7,476	*
Paul Giberson	—	—	—	*
Thomas Stocker	3,342	—	3,342	*
Hui (Helen) Xu	3,664	—	3,664	*
Executive officers and directors as a group (18 persons)	274,444	162,500	436,944	*
BlackRock, Inc.(3) 55 East 52nd Street New York, NY 10055	5,060,873	—	5,060,873	15.3%
The Vanguard Group(4) 100 Vanguard Blvd. Malvern, PA 19355	3,726,975	—	3,726,975	11.2%
*	Less than one percent.
(1)
Amounts include the following number of unvested shares of restricted stock as of April 8, 2022: Ms. Desormière, Ms. Hao, and Dr. Shaw: 1,422 shares each; Mr. Heinzmann: 1,422 shares; Mr. Hundzinski: 1,422 shares; Mr. Kummeth and Mr. Stacey: 1,422 shares each; Ms. Meter, 1,422 shares; and all executive officers and directors as a group, 98,330 shares.

(2)	Amounts reflect the number of shares that such holder could acquire through the exercise of stock options within 60 days of April 8, 2022 and RSUs scheduled to vest within 60 days of April 8, 2022.
(3)
Based on Schedule 13G/A filed with the SEC on January 27, 2022. This report includes holdings of various subsidiaries of the holding company, and includes ownership of more than 5% of our common stock by Blackrock Fund Advisors, and iShares Core S&P Small-Cap ETF. BlackRock, Inc. has sole power to vote 5,012,984 shares and sole power to dispose 5,060,873 shares.

(4)
Based on Schedule 13G/A filed with the SEC on February 10, 2022. The Vanguard Group, Inc. has shared power to vote 63,010 shares, sole power to dispose 3,633,853 shares and shared power to dispose 93,122 shares.

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Audit Committee Report
The Board has determined that each member of the Audit Committee is independent under the applicable rules and regulations of Nasdaq and the SEC. The Committee operates under a written charter approved by the Board, which the Committee and the Board review annually. The charter is posted on the Company’s website, www.gentherm.com, under the “Investor Relations – Corporate Governance” tab.
As described more fully in its charter, the Audit Committee’s purpose is to assist the Board in generally overseeing the Company’s financial reporting and internal control functions, to review our reports filed with or furnished to the SEC that include financial statements or results, to monitor compliance with significant legal and regulatory requirements and other risks related to financial reporting and internal control, and to appoint, retain, compensate, and oversee the work of our independent registered public accounting firm. See “Audit Committee Matters” below for a description of the Committee’s pre-approval policies regarding the services of our independent registered public accounting firm.
The Committee further has the authority to engage independent advisors as it determines appropriate, apart from counsel or advisors hired by management. Management has the primary responsibility for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls and compliance with applicable laws and regulations. Our independent registered public accounting firm is responsible for performing independent audits of the Company’s consolidated financial statements and the effectiveness of the Company’s internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (U.S.) (“PCAOB”) and for expressing its opinions thereon.
Key responsibilities
Ernst & Young LLP (“Ernst & Young”) was the Company’s independent registered public accounting firm for 2021. Relating to the Company’s financial statements for 2021, among other matters, the Audit Committee:
>	Reviewed and discussed with management and Ernst & Young the unaudited quarterly financial statements included in Form 10-Qs filed with the SEC.
>	Periodically reviewed and discussed with management and Ernst & Young the Company’s earnings press releases, earnings guidance and the use of non-GAAP information.
>	Reviewed and discussed with Ernst & Young the overall scope and plans for its audit for 2021.
>
Reviewed and discussed with management and Ernst & Young the audited consolidated financial statements, and Ernst & Young’s opinion thereon, included in the Form 10-K for 2021 filed with the SEC and the 2021 annual report to shareholders.

>
Reviewed and discussed with management the Company’s significant accounting policies and key judgments, and changes in the Company’s accounting practices, principles, controls or methodologies, or in its financial statements.

>
Reviewed with management and Ernst & Young significant risks and exposures identified by management and the overall adequacy and effectiveness of the Company’s legal, regulatory and compliance programs.

>
Reviewed and discussed with management its assessment and report, and reviewed and discussed with Ernst & Young its opinion, on the effectiveness of the Company’s internal control over financial reporting as of December 31, 2021.

>	Discussed with Ernst & Young the matters required to be discussed by the applicable requirements of the PCAOB and the SEC.
>
Received the written disclosures and the letter from Ernst & Young required by the applicable requirements of the PCAOB regarding Ernst & Young’s communications with the Committee concerning independence, and discussed with Ernst & Young its independence with respect to the Company, including any relationships which may impact its objectivity and independence and whether the provision of specified non-audit services was compatible with the auditors’ independence under current guidelines.

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recommendation of audit committee
Based on the foregoing matters, the Audit Committee recommended to the Board that the audited consolidated financial statements of the Company be included in the Company’s annual report on Form 10-K for 2021, which was filed with the SEC on February 17, 2022. The Audit Committee also appointed Ernst & Young to serve as the Company’s independent registered public accounting firm for 2022.
This report has been furnished by the members of the Audit Committee.
Audit Committee

Betsy Meter, Chair
Yvonne Hao
David Heinzmann
Ronald Hundzinski
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Audit Committee Matters
Pre-Approval Policies and Procedures
It is the Audit Committee’s policy and practice to review and approve in advance all services and fees, audit and non-audit, to be rendered by the Company’s independent registered public accounting firm. In pre-approving such services, the Audit Committee must consider whether the provision of services is consistent with maintaining the independence of the Company’s independent registered public accounting firm. The Audit Committee does not delegate this responsibility (or any other Audit Committee function) to Company management, except that the Chief Financial Officer has been delegated authority to commit up to $50,000 between Audit Committee meetings for audit-related services only, which must be reported to the Audit Committee no later than the next scheduled Audit Committee meeting. If a product or service arises that has not been pre-approved by the Audit Committee, the Audit Committee has delegated to the Chair of the Audit Committee the authority to consider and pre-approve any such product or service between regular meetings of the Audit Committee. Any interim approvals granted by the Chair of the Audit Committee are reported to the entire Audit Committee at its next regularly scheduled meeting.
Independent Registered Public Accounting Firm Fees
The Audit Committee retained Ernst & Young to audit the Company’s consolidated financial statements and the effectiveness of internal control over financial reporting, as of and for the years ended December 31, 2021 and 2020. The following table sets forth the fees that Ernst & Young billed for their audit and other services in 2021 and 2020. The Audit Committee approved all of the services described below in conformity with its pre-approval policies and procedures described above.
	2021 ($)	2020 ($)
Audit Fees(1)	1,365,274	1,437,212
Audit-Related Fees(2)	74,965	—
Tax Fees(3)	168,909	51,050
All Other Fees(4)	6,000	100,000
Total Fees	1,615,148	1,588,262
(1)
Audit fees in 2021 and 2020 consisted of fees related to the annual audit of our financial statements, the audit of the effectiveness of internal control over financial reporting, the review of quarterly financial statements and for services provided in connection with statutory and regulatory filings or engagements.

(2)	Audit related fees in 2021 consisted of fees related to accounting for accounting matters related to unique transactions occurring throughout the year related to the United States and Europe.
(3)	Tax fees in 2021 and 2020 consisted primarily of fees related to tax compliance and tax advice.
(4)	All other fees in 2021 and 2020 consisted of fees for services not contained in the above categories and include permissible advisory services.
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Proposal No. 2—Ratification of Appointment of Independent Registered Public Accounting Firm
for 2022
In accordance with applicable law, the Audit Committee has ultimate authority and responsibility to appoint, compensate, evaluate and, when appropriate, replace our independent registered public accounting firm. See Appendix A for more information about our change in independent registered public accounting firms.
The Audit Committee conducted a competitive process to select the Company’s independent registered public accounting firm for the Company’s year ending December 31, 2020, and the Audit Committee ultimately selected and appointed Ernst & Young and such relationship continued in 2021. For the reasons noted below, the Audit Committee has reappointed Ernst & Young as the Company’s independent registered public accounting firm for the year ending December 31, 2022.
Support for Recommendation
In determining that retaining Ernst & Young for 2022 was in the best interests of the Company and its shareholders, our Audit Committee reviewed:
>	Efficiencies of continued engagement - The Audit Committee, management and Ernst & Young have invested significant time, resources and money to ensure a successful transition and ongoing engagement.
>	Audit effectiveness - Ernst & Young’s performance on the Company’s audit and non-audit work for 2021 and management’s assessment of such performance.
>
Expertise and industry knowledge - Ernst & Young’s qualifications, independence, capabilities, and expertise, evident through its audit planning and reports, industry knowledge, resources and staffing, objectivity and professional skepticism.

>	External data on audit quality and performance - Results of recent PCAOB reports on Ernst & Young and peer firms and improvements made from period to period.
>
Reasonableness of fees - The terms of the audit engagement, including the reasonableness of audit and non-audit fees charged taking into account the breadth and complexity of services provided, as well as the efficiency achieved in performing such services.

>	Communication - The quality of Ernst & Young’s communications to and interactions with our Audit Committee at meetings and the Chair of the Audit Committee between meetings.
>
Ratification Proposal at 2021 Annual Meeting – At the 2021 annual meeting, over 99% of shareholder votes supported the ratification of the appointment of Ernst & Young to serve as the independent registered public accounting firm for 2021.

Advisory Vote
As the Audit Committee appoints our independent registered public accounting firm, your ratification of the appointment of Ernst & Young is not necessary. However, the Audit Committee will take your vote on this proposal into consideration when appointing our independent registered public accounting firm in the future. Even if the shareholders ratify the appointment of Ernst & Young, the Audit Committee may in its sole discretion terminate the engagement of Ernst & Young and direct the appointment of another independent auditor at any time during the year, although it has no current intent to do so.
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Representatives of Ernst & Young will attend the annual meeting, will have the opportunity to make a statement, if they desire to do so, and will be available to answer appropriate questions from shareholders.

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Proposal No. 3—Advisory Vote on Named Executive Officer Compensation
The Board proposes that shareholders provide advisory (non-binding) approval of the compensation of our NEOs, as disclosed in this proxy statement in accordance with SEC rules, commonly known as a “say-on-pay” proposal. We recognize the interest our shareholders have in the compensation of our executives and we are providing this advisory proposal in recognition of that interest and as required by Section 14A of the Exchange Act.
In a non-binding advisory vote on the frequency of the say-on-pay proposal held at our 2017 annual meeting of shareholders, a majority of shareholders voted in favor of holding say-on-pay votes annually. In light of this result and other factors, the Board determined that the Company would hold advisory say-on-pay votes on an annual basis until the next required advisory vote on such frequency, which must be held no later than 2023.
Support for Recommendation
As described in detail under the heading “Compensation Discussion and Analysis,” our compensation program is designed to attract, motivate, and retain our NEOs, who are critical to our success, and to ensure alignment of such persons’ interests with those of our shareholders. Under this program, our NEOs are rewarded for their service to the Company, the achievement of specific performance goals and the realization of increased shareholder value. We believe our compensation programs also are structured appropriately to support our business objectives, as well as to support our culture. The Compensation and Talent Committee regularly reviews the compensation programs for our NEOs to ensure the fulfillment of our compensation philosophy and goals. At the 2021 annual meeting, over 93% of shareholder votes supported our advisory proposal on named executive officer compensation.
Our 2021 NEO compensation program reflected a substantial return to our pre-COVID program design and pay levels, with additional enhancements addressing shareholder feedback and design benchmarking. The Compensation and Talent Committee believes that it established reasonable target compensation for our NEOs, and used balanced judgement in determining the payout under the 2021 Senior Level Bonus Plan. Please read the “Compensation Discussion and Analysis” and the “Named Executive Officer Compensation Tables” for additional details about our NEO compensation program, including information related to the compensation determinations for 2021.
We are asking our shareholders to indicate their support for our NEO compensation as described in this proxy statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this proxy statement. Accordingly, we will ask our shareholders to vote “FOR” the following resolution at the 2022 annual meeting:
“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s proxy statement for the 2022 annual meeting of shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure.”
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Advisory Vote
The say-on-pay vote is advisory and therefore not binding on the Company, the Compensation and Talent Committee or the Board. We value the opinions of our shareholders, and to the extent there is any significant vote against the compensation of our NEOs as disclosed in this proxy statement, we will consider our shareholders’ concerns, and the Committee will evaluate whether any actions are necessary to address those concerns.

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About the Annual Meeting
Who is Soliciting My Vote?
The Board is soliciting your proxy, as a holder of our common stock, for use at the annual meeting and any adjournment or postponement of such meeting. Due to continuing uncertainty and to ensure a safe experience for shareholders and employees, we will hold our 2022 Annual Meeting of Shareholders in a virtual-only format at www.virtualshareholdermeeting.com/THRM2022 on Thursday, June 2, 2022, at 8:30 a.m., Eastern Daylight Time. You will not be able to attend the annual meeting in person.
The live webcast of the annual meeting will begin promptly at 8:30 a.m. Eastern Daylight Time on Thursday, June 2, 2022. We recommend that you log in at least 15 minutes before the annual meeting to ensure ample time to complete the check-in procedures. All shareholders may attend and listen to the live webcast of the annual meeting. You may electronically vote your shares and submit questions at the annual meeting by using the 16-digit control number that is printed in the box marked by the arrow on your Notice of Internet Availability of Proxy Materials or proxy card (if you received a printed copy of the proxy materials). If you lose your 16-digit control number, you may join the annual meeting as a “Guest,” but you will not be able to vote, ask questions or access the list of shareholders as of the record date. If your shares are held in street name and you did not receive a 16-digit control number, you may be able to gain access to and vote at the annual meeting by logging into your bank or brokerage firm’s website and selecting the shareholder communications mailbox to access the meeting. Instructions should also be provided on the voting instruction card provided by your bank or brokerage firm.
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website, please call the technical support number that will be posted on the annual meeting log-in page.
You do not need to attend the annual meeting to vote. Even if you plan to attend the annual meeting, please submit your vote in advance as instructed in this Proxy Statement.
WHAT IS THE PURPOSE OF THE ANNUAL MEETING?
At the annual meeting, you will be voting on:
>
To elect nine directors named in the accompanying proxy statement, each to serve for a one-year term until the 2023 annual meeting of shareholders and until a successor has been duly elected and qualified, or until such director’s earlier resignation, retirement or other termination of service.

>	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2022.
>	To approve (on an advisory basis) the compensation of our named executive officers.
The Board recommends a vote FOR each of the director nominees listed in this proxy statement, FOR the ratification of the appointment of Ernst & Young and FOR the advisory approval of the compensation of our NEOs. We are not aware of any other matters that will be brought before the shareholders for a vote at the annual meeting. If any other matter is properly brought before the meeting and you are a shareholder of record of our common stock, your signed proxy card gives authority to your proxies to vote on such matter in their best judgment; proxy holders named in the proxy card will vote as the Board recommends or, if the Board gives no recommendation, in their own discretion.
WHO IS ENTITLED TO VOTE?
You may vote if you owned shares of our common stock at the close of business on April 8, 2022, the record date, provided such shares are held directly in your name as the shareholder of record or are held for you as the beneficial owner through a broker, bank or other nominee. As of April 8, 2022, we had 33,131,035 shares of common stock outstanding and entitled to vote. Each share of common stock is entitled to one vote on each matter properly brought before the annual meeting.
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WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A SHAREHOLDER OF RECORD AND A BENEFICIAL OWNER?
Shareholders of Record. If your common shares are registered directly in your name with our transfer agent, Computershare, you are considered the shareholder of record with respect to those shares, and these proxy materials are being sent directly to you by us.
Beneficial Owners. Many of our shareholders hold their common shares through a broker, bank or other nominee rather than directly in their own names. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner with respect to those shares, and these proxy materials (including a voting instruction card) are being forwarded to you by your broker, bank or other nominee who is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote and are also invited to attend the annual meeting. However, since you are not the shareholder of record, if you do not direct your broker, bank, or other nominee how to vote your shares, the broker, bank, or other nominee will determine if it has the discretionary authority to vote on each applicable matter. Under applicable law, if you are a beneficial owner, your broker, bank, or other nominee only has discretion to vote on certain “routine” matters without your voting instructions. The proposal to ratify the appointment of Ernst & Young as our independent registered public accounting firm is considered a routine matter. For all other matters at the annual meeting, your broker, bank, or other nominee will be unable to vote on your behalf if you do not instruct them how to vote your shares and, if you do not provide voting instructions, your shares will be considered “broker non votes.” Therefore, it is very important for you to vote your shares for each proposal.
MAY I VOTE MY SHARES During THE ANNUAL MEETING?
Even if you plan to attend the virtual annual meeting, we encourage you to vote your shares prior to the meeting.
Shareholders of Record. If you are a shareholder of record and log in to the virtual annual meeting, you may vote electronically during the annual meeting. Have available the information that is printed in the box marked by the arrow provided in your Notice of Internet Availability of Proxy Materials or, if you requested a printed copy of the proxy materials, proxy card or voting instruction card in hand when you access the website and follow the instructions to vote during the annual meeting.
Beneficial Owners. If you hold your common shares through a bank, broker or other nominee and want to vote such shares electronically at the annual meeting, you must direct your broker, bank or other nominee on how to vote. However, since you are not the shareholder of record, if you do not direct your broker, bank, or other nominee how to vote your shares, the broker, bank, or other nominee will determine if it has the discretionary authority to vote on each applicable matter. Under applicable law, if you are a beneficial owner, your broker, bank, or other nominee only has discretion to vote on certain “routine” matters without your voting instructions. The proposal to ratify the appointment of Ernst & Young as our independent registered public accounting firm is considered a routine matter. For all other matters at the annual meeting, your broker, bank, or other nominee will be unable to vote on your behalf if you do not instruct them how to vote your shares and, if you do not provide voting instructions, your shares will be considered “broker non votes.” Therefore, it is very important for you to vote your shares for each proposal.
CAN I VOTE MY SHARES WITHOUT Virtually ATTENDING THE ANNUAL MEETING?
You may vote your shares via the internet, by telephone, or by completing, signing and returning a proxy card or voting instruction card. If you are a shareholder of record, and requested printed copies of the proxy materials and a postage-paid envelope is missing, please mail your completed proxy card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717. Please do not mail in the notice, as it is not intended to serve as a voting instrument.
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CAN I CHANGE MY VOTE?
Shareholders of Record. You may change your vote at any time before the proxy is exercised by voting electronically at the virtual annual meeting, or by filing with our corporate secretary either a notice revoking the proxy or a properly signed proxy. In each case, such notice or proxy must bear a later date than your prior proxy. If sent by mail, it must be received by our corporate secretary no later than 5:00 p.m., Eastern Daylight Time, on June 1, 2022. Your attendance at the virtual annual meeting will not revoke your prior proxy unless you electronically vote at the annual meeting or file the proper documentation to revoke it.
Beneficial Owners. If you hold your shares through a bank, broker or other nominee, you should contact such person prior to the time such voting instructions are exercised.
WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE Notice, PROXY CARD OR VOTING INSTRUCTION CARD?
If you receive more than one notice, proxy card or voting instruction card, it means that you have multiple accounts with banks, brokers, other nominees and/or our transfer agent. Please sign and deliver, or otherwise vote, each notice, proxy card and voting instruction card that you receive. We recommend that you contact your nominee and/or our transfer agent, as appropriate, to consolidate as many accounts as possible under the same name and address.
How Can I Access the Company’s Proxy Materials?
As noted above, many shareholders will receive a notice with instructions on how to view the proxy materials through the Internet (www.proxyvote.com). The notice includes a control number that must be entered on the Internet in order to view the proxy materials. The notice also describes how to receive the proxy materials by paper delivery or e-mail. You can elect to receive future proxy materials by e-mail at no charge by voting using the Internet and, when prompted, indicating you agree to receive or access shareholder communications electronically in future years.
Additional copies of the 2021 annual report to shareholders (excluding certain exhibits or documents incorporated by reference in our annual report on Form 10-K for the year ended December 31, 2021) are available to shareholders at no charge upon written request to: Corporate Secretary, Gentherm Incorporated, 21680 Haggerty Road, Northville, MI 48167 or on our website, www.gentherm.com, under the “Investor Relations – Annual Reports” tab.
WHAT IF I DO NOT VOTE FOR SOME OF THE ITEMS LISTED ON MY PROXY CARD OR VOTING INSTRUCTION CARD?
Shareholders of Record. If you indicate a choice with respect to any matter to be acted upon on your proxy card, the shares will be voted in accordance with your instructions. Proxy cards that are signed and returned, but do not contain voting instructions with respect to certain matters, will be voted in accordance with the recommendations of the Board on such matters or if the Board gives no recommendation, then in the discretion of the proxy holders.
Beneficial Owners. If you indicate a choice with respect to any matter to be acted upon on your voting instruction card, the shares will be voted in accordance with your instructions. If you do not indicate a choice or return the voting instruction card, the bank, broker or other nominee will determine if it has the discretionary authority to vote on each applicable matter. Under applicable law, a bank, broker or nominee has the discretion to vote on routine matters, including the ratification of the appointment of an independent registered public accounting firm. For all other matters at the 2022 annual meeting, brokers and certain banks and nominees will be unable to vote on your behalf if you do not instruct them how to vote your shares in the manner set forth on your voting instruction card. Therefore, it is very important for you to vote your shares for each proposal.
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WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM OF BUSINESS?
How Do Votes Impact Approval of Proposal
Proposal		Required Approval	For	Withhold/ Against	Abstention	Broker Non-Votes
1	Election of Directors	Plurality of votes cast*	For the proposal	Against the proposal	—	Not a vote cast
2	Ratification of Appointment of Ernst & Young LLP as Our Independent Registered Public Accounting Firm for 2022	Majority of votes cast	For the proposal	Against the proposal	Not a vote cast	—
3	Advisory Vote on NEO Compensation	Majority of votes cast	For the proposal	Against the proposal	Not a vote cast	Not a vote cast
*
Notwithstanding that directors will be elected by a plurality of votes cast at the 2022 annual meeting, in the event any director nominee receives a greater number of votes “withheld” than votes “for” his or her election, our majority voting policy requires such director to promptly tender his or her resignation. The Board, upon recommendation of the Nominating and Corporate Governance Committee, will determine whether to accept such resignation offer.

If any other matter is properly submitted to the shareholders at the annual meeting, its adoption generally will require the affirmative vote of holders of a majority of votes cast at the annual meeting. The Board does not propose to conduct any business at the annual meeting other than as stated above.
Although the advisory votes in Proposal Nos. 2 and 3 are not binding on the Company, the Board and/or respective Committee will consider your vote in determining future activities.
HOW MANY SHARES MUST BE PRESENT TO HOLD THE ANNUAL MEETING?
In order for us to conduct the annual meeting, a majority of the outstanding shares entitled to vote at the annual meeting as of April 8, 2022 must be present in person or by proxy at the meeting. This is known as a quorum. Abstentions, withheld votes and broker non-votes will be considered present for purposes of determining a quorum.
IS A REGISTERED LIST OF SHAREHOLDERS AVAILABLE?
The names of shareholders of record entitled to vote at the annual meeting will be available to such shareholders at the annual meeting for any purpose reasonably relevant to the meeting.
WHO WILL COUNT THE VOTES AND WHERE CAN I FIND THE VOTING RESULTS?
The Inspector of Elections appointed at the 2022 annual meeting will tabulate the voting results. We intend to announce the preliminary voting results at the annual meeting and, in accordance with rules of the SEC, we intend to publish the final results in a current report on Form 8-K within four business days of the annual meeting.
84 | 2022 PROXY STATEMENT

Additional Information
EQUITY COMPENSATION PLANS
The following table sets forth certain information as of December 31, 2021 concerning our equity compensation plans:
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)(c)
Equity compensation plans approved by security holders	1,039,048 (1)	36.72(2)	2,739,534 (3)
Equity compensation plans not approved by security holders	—	—	—
Total	1,039,048	36.72	2,739,534
(1)
Consists of the following: (A) outstanding options for 206,750 shares of common stock under the 2013 Equity Plan; (B) 193,626 shares reserved for issuance upon vesting of RSUs issued under the 2013 Equity Plan; and (C) 638,672 shares reserved for issuance upon vesting of PSUs under the 2013 Equity Plan. The maximum number of shares issuable upon the vesting of such PSUs has been reserved by this amount, the actual number of shares issuable will be determined at the time of vesting and could be less. This number does not include outstanding SARs since they are cash-settled.

(2)	Excludes RSUs and PSUs, which have no exercise price.
(3)
Consists of shares of common stock that may be issued pursuant to Awards under the 2013 Equity Plan. To the extent Awards were, or in the future are, made in the form of full-value shares, the number of shares available for future issuance has been and will be reduced by 1.85 multiplied by the number of shares awarded. For purposes of this calculation, PSUs are assumed to be issuable at the maximum award amount. New Awards may only be issued under the 2013 Equity Plan.

As of December 31, 2021, there were 11,376 shares of unvested, restricted stock outstanding.
Forward-Looking Statements
Except for historical information contained herein, statements in this proxy statement are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent our goals, beliefs, plans and expectations about our prospects for the future and other future events, such as the statements regarding our expectations for future compensation programs and considerations, our commitments to enhancing the disclosure of our sustainability initiatives and outcomes and our efforts to position Gentherm for long-term profitable growth. Such statements may be identified by the use of forward-looking terminology such as “may”, “will”, “expect”, “believe”, “estimate”, “anticipate”, “intend”, “continue”, or similar terms, variations of such terms or the negative of such terms.
The forward-looking statements included in this proxy statement are made as of the date hereof or as of the date specified herein and are based on management's reasonable expectations and beliefs. Such statements are subject to a number of important assumptions, significant risks and uncertainties (some of which are beyond our control) and other factors that may cause the Company’s actual results or performance to differ materially from that described in or indicated by the forward-looking statements, including:
>
the COVID-19 pandemic and its direct and indirect adverse impacts on the automobile and medical industries and global economy, which had, and are likely to continue to have, an adverse effect on, among other things, the Company’s results of operations, financial condition, cash flows, liquidity, business operations and stock price;

>
the current supply-constrained environment we are facing involving component shortages, manufacturing disruptions, logistics challenges and inflationary pressures, and any future material delays in the supply chain of the Company or the automotive original equipment manufacturers (“OEMs”) or first tier suppliers (“Tier 1s”) supplied by the Company;

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>	the period of sustained price increases for various material components and shipping costs currently experienced in the automotive industry, which may continue for longer than we expect;
>
the impact of industry or consumer behaviors on future automotive vehicle production, including the development and use of autonomous and electric vehicles and increasing use of car- and ride-sharing and on-demand transportation as a service, as well as related regulations;

>	borrowing availability under the Company’s revolving credit facility;
>	the Company’s failure to be in compliance with covenants under its debt agreements, which could result in the amounts outstanding thereunder being accelerated and becoming immediately due and payable;
>	the Company’s ability to obtain additional financing by accessing the capital markets, which may not be available on acceptable terms or at all;
>	the macroeconomic environment, including its impact on the automotive industry, which is cyclical;
>	any significant declines in automobile production;
>	market acceptance of the Company’s existing or new products, and new or improved competing products developed by competitors with greater resources;
>	shifting customer preferences, including shifts due to the evolving use of automobiles and technology;
>	the Company’s ability to project future sales volumes, based on which the Company manages its business;
>	reductions in new business awards due to the macroeconomic environment, COVID-19 and related uncertainties;
>	the Company’s ability to convert new business awards into product revenues;
>	the loss or insolvency of any of the Company’s key customers, including due to M&A or other market consolidation of OEMs and Tier 1s;
>	the loss of any key suppliers;
>	the impact of price downs in the ordinary course, or additional increased pricing pressures from the Company’s customers;
>	the feasibility of Company’s development of new products on a timely, cost effective basis, or at all;
>	security breaches and other disruptions to the Company’s IT systems;
>	labor shortages, wage inflation and work stoppages impacting the Company, its suppliers or customers;
>	changes in free trade agreements or the implementation of additional tariffs, and the Company’s ability to pass-through tariff costs;
>	unfavorable changes to currency exchange rates;
>	the Company’s ability to protect its intellectual property in certain jurisdictions;
>	the Company’s ability to effectively implement ongoing restructuring and other cost-savings measures or realize the full amount of estimated savings;
>	compliance with, and increased costs related to, domestic and international regulations, including potential climate change regulations;
>	changes in government leadership and laws, political instability and economic tensions between governments;
>	severe weather conditions and natural disasters and any resultant disruptions on the supply or production of goods or services or customer demands; and
>
other risks, uncertainties, and other factors set forth in “Item 1A. Risk Factors” of our annual report on Form 10-K for the year ended December 31, 2021 and subsequent reports filed with or furnished to the SEC.

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In addition, such forward-looking statements do not include the potential impact of any business combinations, acquisitions, divestitures, strategic investments and other significant transactions that may be completed after the date hereof, each of which may present material risks to the Company’s future business and financial results.
Except as required by law, we expressly disclaim any obligation or undertaking to update any forward-looking statements to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.
Delinquent Section 16(A) Reports
Section 16(a) of the Exchange Act requires our directors, our executive officers and persons who beneficially own more than 10% of a registered class of our equity securities (“insiders”) to file reports with the SEC regarding their pecuniary interest in our equity securities and any changes thereto. Based on our review of the insiders’ forms filed with the SEC during 2021 and representations made by the directors and executive officers, one transaction of a Company grant of RSUs was filed late on a Form 4 by Ms. Zoldos, and one transaction involving the withholding of shares of our common stock upon the vesting of RSUs was filed late on a Form 4 by Mr. Giberson.
Solicitation by Board; Expenses
We will bear the entire cost of preparing, assembling, and mailing the proxy materials. We may supplement our solicitation of proxies by mail with telephone, e-mail or personal solicitation by our officers or other regular employees. We will not pay any additional compensation to any of our employees for their supplemental solicitation services. We have requested banks, brokers and other nominees to forward the proxy materials to, and to obtain proxies from, the beneficial owners and we will reimburse such record holders for their reasonable out-of-pocket expenses in doing so upon request.
Requirements for Submission of Shareholder Proposals and Nominations for 2023 Annual Meeting
Under SEC rules, if a shareholder wants us to include a proposal in our proxy statement and form of proxy for presentation at our 2023 annual meeting of shareholders (pursuant to Rule 14a-8 of the Exchange Act), we must receive the proposal at our principal executive offices (Corporate Secretary, Gentherm Incorporated, 21680 Haggerty Road, Northville, MI 48167) by the close of business on December 22, 2022. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.
Any shareholder director nomination or proposal of other business intended to be presented for consideration at the 2023 annual meeting, but not intended to be considered for inclusion in our proxy statement and form of proxy relating to such meeting (i.e., not pursuant to Rule 14a-8 of the Exchange Act), must be received by us at the address stated above not less than 90 days and not more than 120 days before the first anniversary of the date of the 2022 annual meeting. Therefore, such notice must be received between February 2, 2023 and the close of business on March 4, 2023 to be considered timely. However, if our 2023 annual meeting occurs more than 30 days before or 60 days after June 2, 2023, we must receive nominations or proposals (A) not later than the close of business on the later of the 90th day prior to the date of the 2023 annual meeting or the 10th day following the day on which public announcement is made of the date of the 2023 annual meeting, and (B) not earlier than the 120th day prior to the 2023 annual meeting.
To comply with the universal proxy rules (once effective), shareholders who intend to solicit proxies in support of director nominees other than the Company's nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 3, 2023.
The above-mentioned proposals must also comply with our Bylaws and the proxy solicitation rules of the SEC and Nasdaq, including but not limited to the information requirements set forth in our Bylaws. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with the foregoing and other applicable requirements.
87 | 2022 PROXY STATEMENT

Householding for Shareholder Sharing the Same Address
The Company has elected to send a single copy of the notice or, to the extent a paper copy is requested, a single copy of the annual report and proxy statement to any household at which two or more shareholders reside unless one of the shareholders at such address provides notice that he or she desires to receive individual copies. This “householding” practice reduces the Company’s printing and postage costs. Shareholders may request to discontinue or re-start householding, or request a separate copy of the 2021 annual report to shareholders and this proxy statement, as follows:
>	If you hold your common shares through a bank, broker or other nominee, you should contact such record holder directly.
>	If you are a shareholder of record, you should contact Computershare, P.O. Box 30170, College Station, TX 77842-3170 or (800) 962-4284.
The Company undertakes to deliver promptly, upon written or oral request, a separate copy of the notice and, if applicable, copies of such additional proxy materials to a shareholder that previously elected to receive a single copy of materials with one or more other shareholders.
Availability for 2021 Annual Report to Shareholders
Copies of the 2021 annual report to shareholders (excluding certain exhibits or documents incorporated by reference in our annual report on Form 10-K for the year ended December 31, 2021) are available to shareholders at no charge upon written request to: Corporate Secretary, Gentherm Incorporated, 21680 Haggerty Road, Northville, MI 48167 or on our website, www.gentherm.com, under the “Investor Relations – Annual Reports” tab.
The content of our website or the websites of other third parties noted herein are not incorporated by reference in this Proxy Statement.
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on JUNE 2, 2022
This 2022 proxy statement and the 2021 annual report to shareholders are available at www.proxyvote.com.
Your cooperation in giving this matter your immediate attention and in voting your proxies promptly is appreciated.
By Order of the Board of Directors

Wayne Kauffman
Senior Vice President, General Counsel and Secretary
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Appendix A
ADDITIONAL INFORMATION REGARDING CHANGE OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
As reported on the Company’s Current Report on Form 8-K, dated January 31, 2020, and amended on February 26, 2020, the Audit Committee engaged Ernst & Young LLP (“Ernst & Young”) on January 31, 2020 as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2020. Grant Thornton LLP (“Grant Thornton”) continued as the Company’s independent registered public accounting firm for the year ending December 31, 2019. On February 20, 2020, when the Company filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2019 with the U.S. Securities and Exchange Commission (“SEC”), Grant Thornton completed its audit of the Company’s consolidated financial statements for such fiscal year, and the Company’s retention of Grant Thornton as its independent registered public accounting firm with respect to the audit of Company’s consolidated U.S. GAAP financial statements ended as of that date.
>
Grant Thornton’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2019 and 2018 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. Grant Thornton’s report on the Company’s internal control over financial reporting as of December 31, 2018 contained an adverse opinion because of the effect of the material weakness described below. Grant Thornton’s report on the Company’s internal control over financial reporting as of December 31, 2019 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

>
During the fiscal years ended December 31, 2019 and 2018 and the subsequent interim periods through the Effective Date, there were no disagreements (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Grant Thornton’s satisfaction, would have caused Grant Thornton to make reference thereto in its reports.

>
During the fiscal years ended December 31, 2019 and 2018 and the subsequent interim periods through the Effective Date, except for the material weakness in internal control over financial reporting described below, there were no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K. As disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, the Company identified a material weakness related to Information Technology General Controls at its wholly owned subsidiary, Gentherm Medical, LLC (formerly, Cincinnati Sub-Zero Products, LLC), which did not operate in a way to appropriately restrict elevated access and address segregation of duty conflicts at both the information technology and end user levels. In view of this material weakness, Grant Thornton’s report on the effectiveness of the Company’s internal control over financial reporting as of December 31, 2018 indicated that the Company did not maintain effective internal control over financial reporting as of December 31, 2018. The Company implemented a remediation plan that included development of enhanced risk assessment procedures and controls over the monitoring of elevated access and segregations of duty conflicts. The Company completed testing of the operating effectiveness of the enhanced controls and found them to be effective as of September 30, 2019 and, therefore, concluded that the material weakness was remediated as of September 30, 2019. The subject matter of this material weakness was discussed by the Audit Committee with Grant Thornton. As noted above, Grant Thornton’s report on the Company’s internal control over financial reporting as of December 31, 2019 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. The Company has authorized Grant Thornton to respond fully to the inquiries of Ernst & Young concerning the prior material weakness.

89 | 2022 PROXY STATEMENT

>
During the fiscal years ended December 31, 2019 and 2018 and the subsequent interim periods through the Effective Date, neither the Company nor anyone on its behalf has consulted with Ernst & Young regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Ernst & Young concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions); or (iii) any reportable event (within the meaning of Item 304(a)(1)(v) of Regulation S-K).

>
The Company requested that Grant Thornton furnish a letter addressed to the SEC stating whether it agrees with the above statements. Grant Thornton has furnished the letter confirming its agreement with the above statements. A copy of Grant Thornton’s letter, dated February 26, 2020, is filed as Exhibit 16 to the Company’s Form 8-K/A dated February 26, 2020.

90 | 2022 PROXY STATEMENT

EUROPE

Odelzhausen, Germany
European Headquarters Engineering, Sales & Support

Stuttgart, Germany
Engineering, Manufacturing & Distribution, Sales & Support

West Midlands, UK
Sales & Support

Pilisszentiván, Hungary
Engineering, Manufacturing & Distribution, Sales & Support

Vynohradiv, Ukraine
Manufacturing

Prilep, North Macedonia
Manufacturing

Ta'Xbiex, Malta
Sales & Support

NORTH AMERICA

HQ - Northville, MI
Engineering, Sales & Support

Farmington Hills, MI
Engineering

Cincinnati, OH
Engineering, Manufacturing & Distribution, Sales & Support

Del Rio, TX
Distribution, Sales & Support

Acuña, Mexico
Engineering & Manufacturing

Celaya, Mexico
Engineering & Manufacturing

ASIA

Shanghai, China
Asia Pacific Headquarters Engineering, Sales & Support

Langfang, China
Engineering, Manufacturing & Distribution, Sales & Support

Shenzhen, China
Manufacturing & Distribution

Seoul, South Korea
Sales & Support

Ulsan, South Korea
Distribution, Sales & Support

Asan, South Korea
Distribution, Sales & Support

Nagoya, Japan
Sales & Support

Tokyo, Japan
Sales & Support

Hiroshima, Japan
Sales & Support

Ha Nam, Vietnam
Manufacturing

Technology to the next degree™

HEADQUARTERS 21680 Haggerty Road | Northville, MI, USA 48167 (248) 504.0500 www.gentherm.com

GENTHERM INCORPORATED
21680 HAGGERTY ROAD
NORTHVILLE, MI 48167

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 PM EDT on June 1, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/THRM2022**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 PM EDT on June 1, 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D77517-P66569 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

GENTHERM INCORPORATED

The Board of Directors recommends you vote FOR each of the following nominees:

	For All	Withhold All	For All Except
1. Election of Directors	▢	▢	▢

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Sophie Desormière
02) Phillip M. Eyler
03) Yvonne Hao
04) David Heinzmann
05) Ronald Hundzinski
06) Charles Kummeth
07) Betsy Meter
08) Byron Shaw II
09) John Stacey

The Board of Directors recommends you vote FOR proposals 2 and 3:

	For	Against	Abstain
2. Ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending December 31, 2022.	▢	▢	▢
3. Approval (on an advisory basis) of the 2021 compensation of the Company's named executive officers.	▢	▢	▢

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice, Proxy Statement and Annual Report are available at www.proxyvote.com.

D77518-P66569

Gentherm Incorporated
Annual Meeting of Shareholders
June 2, 2022 8:30 AM Eastern Daylight Time
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Phillip M. Eyler, Matteo Anversa and Wayne Kauffman, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote as designated on the reverse side of this proxy card, and to vote in their judgment upon all other matters that may properly come before the Annual Meeting, all of the shares of Common Stock of Gentherm Incorporated that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 8:30 AM, Eastern Daylight Time on June 2, 2022, virtually at www.virtualshareholdermeeting.com/THRM2022 and any adjournment or postponement thereof. The undersigned hereby revokes any proxy previously given to vote at the Annual Meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations, which are set forth on the reverse side of this proxy card.

Continued and to be signed on reverse side